UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 801-4984

                         AMERICAN AADVANTAGE FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2003

                  Date of reporting period: April 30, 2003


ITEM 1. REPORTS TO STOCKHOLDERS.

                        [AMERICAN AADVANTAGE FUNDS LOGO]

--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2003

[GLOBE GRAPHIC]

                                                                    EQUITY FUNDS

                                                                   Balanced Fund
                                                            Large Cap Value Fund
                                                           Large Cap Growth Fund
                                                            Small Cap Value Fund
                                                       International Equity Fund
                                                           Emerging Markets Fund

                                                                      BOND FUNDS

                                                            High Yield Bond Fund
                                                          Intermediate Bond Fund
                                                            Short-Term Bond Fund

                           Managed by AMR Investments

                               [EAGLE GRAPHIC]

About AMR Investments
--------------------------------

AMR Investments is an
experienced provider of
investment advisory services to
institutional and retail
markets. We act as manager of
the American AAdvantage Funds, a
family of diversified mutual
funds, and offer customized
fixed income portfolio
management services.


Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations, and
other institutional investors.

AMR Investments is a wholly
owned subsidiary of AMR
Corporation, the parent company
of American Airlines, Inc.

Incorporated in 1986, we are
directly responsible for the
investment management and
oversight of AMR Corporation's
defined benefit and defined
contribution plans, as well as
its fixed income investments.

                                                Contents
                                                -----------------------------------------
                                                President's Message...........         1
                                                American AAdvantage Funds'
                                                   Performance................         2
                                                Market and Performance
                                                   Overviews..................         3
                                                American AAdvantage Schedules of
                                                   Investments
                                                   Balanced Fund..............         20
                                                   Large Cap Value Fund.......         27
                                                   Large Cap Growth Fund......         31
                                                   Small Cap Value Fund.......         35
                                                   Emerging Markets Fund......         40
                                                   High Yield Bond Fund.......         45
                                                   Intermediate Bond Fund.....         49
                                                   Short-Term Bond Fund.......         56
                                                AMR Investment Services Trust
                                                   Schedules of Investments
                                                   International Equity
                                                      Portfolio...............         96
                                                Additional Information..Inside Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each adviser's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, AMR Investment Services, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American AAdvantage Funds                                         April 30, 2003

[BILL QUINN PICTURE]

                                                      FELLOW SHAREHOLDERS:

                                                      I am pleased to present
                                                      you with the Semi-Annual
                                                      Report for the American
                                                      AAdvantage Funds for the
                                                      six months ended April 30,
                                                      2003. During this time,
                                                      the American AAdvantage
                                                      Funds reacted to the
                                                      markets with favorable
                                                      returns.

                                                          This period was
                                                      characterized by great
                                                      uncertainty as investors
                                                      waited for a resolution to
                                                      the war with Iraq, signs
                                                      of corporate earnings
                                                      growth, and signals of a
                                                      growing economy. Investors
                                                      experienced both upward
                                                      and downward market turns
                                                      during the six months;
                                                      however, the major market
indices reported positive returns for the six-month period. The S&P 500 Index posted growth of 4.48%, the MSCI EAFE Index produced a 1.82% increase, and the Dow Jones Industrial Average realized a 2.18% return.

    In response, the American AAdvantage Funds performed quite well throughout the period. The Balanced, Large Cap Growth, Small Cap Value, and International Equity Funds all outperformed their respective Lipper benchmarks for the six months. The Small Cap Value Fund outpaced the Lipper Small Cap Value Index for the one-year, three-year, and since inception time periods as of April 30, 2003.

    On the fixed-income front, our Intermediate Bond and Short-Term Bond Funds posted positive returns for the six months. The Short-Term Bond Fund outperformed its Lipper benchmark for the one, three, five, and ten year time periods. The High Yield Bond Fund produced returns of 12.84% and 10.30% for the six-month and one-year time periods, respectively.

    As the financial markets shift, the American AAdvantage Funds continue to stress the basics of investing on behalf of our shareholders. We believe that low costs, disciplined investing, experienced money managers, diversification and a long-term focus benefit investors.

    Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.aafunds.com. Thank you for your continued confidence in the American AAdvantage Funds.

                                            Sincerely,

                                            /s/  WILLIAM F. QUINN
                                            William F. Quinn
                                            President
                                            American AAdvantage Funds

AMERICAN AADVANTAGE FUNDS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                                    AVERAGE ANNUALIZED TOTAL RETURN
                                                                              -------------------------------------------
                                                         INCEPTION   TICKER                                  10 YEAR/
                                                           DATE      SYMBOL   1 YEAR    3 YEAR   5 YEAR   SINCE INCEPTION
                                                         ---------   ------   -------   ------   ------   ---------------
Balanced Fund -- Institutional                            7/17/87    AADBX     -6.77%     3.57%   1.41%         7.97%
Balanced Fund -- PlanAhead                                 8/1/94    AABPX     -6.69%     3.46%   1.21%         7.74%
Balanced Fund -- AMR                                       8/1/94    AABNX     -6.21%     3.95%   1.73%         8.25%
     Lipper Balanced Index                                                     -5.88%    -3.25%   1.11%         7.49%
Large Cap Value Fund -- Institutional                     7/17/87    AADEX    -15.55%    -0.03%  -2.27%         8.42%
Large Cap Value Fund -- PlanAhead                          8/1/94    AAGPX    -15.74%    -0.29%  -2.54%         8.12%
Large Cap Value Fund -- AMR                                8/1/94    AAGAX    -15.27%     0.24%  -2.02%         8.66%
     Lipper Multi Cap Value Index                                             -13.67%    -1.62%  -0.82%         9.08%
Large Cap Growth Fund -- Institutional                    7/31/00    ALCGX    -16.18%      N/A     N/A        -24.07%
Large Cap Growth Fund -- AMR                              7/31/00    ALFIX    -16.16%      N/A     N/A        -23.95%
     Lipper Large Cap Growth Index                                            -16.50%      N/A     N/A        -23.84%
Small Cap Value Fund -- Institutional                    12/31/98    AVFIX    -15.72%    14.69%    N/A          8.14%
Small Cap Value Fund -- PlanAhead                          3/1/99    AVPAX    -15.85%    14.38%    N/A          7.89%
Small Cap Value Fund -- AMR                                3/1/99    AASVX    -15.50%    15.03%    N/A          8.43%
     Lipper Small Cap Value Index                                             -17.27%     6.42%    N/A          5.42%
International Equity Fund -- Institutional                 8/7/91    AAIEX    -16.59%    -8.92%  -2.76%         6.54%
International Equity Fund -- PlanAhead                     8/1/94    AAIPX    -16.46%    -9.04%  -2.95%         6.30%
International Equity Fund -- AMR                           8/1/94    AAIAX    -16.47%    -8.71%  -2.52%         6.78%
     Lipper International Index                                               -16.30%   -14.26%  -4.58%         4.18%
Emerging Markets Fund -- Institutional                    7/31/00    AEMFX    -14.34%      N/A     N/A         -8.79%
Emerging Markets Fund -- PlanAhead                        10/1/02    AAEPX    -14.57%      N/A     N/A         -8.87%
Emerging Markets Fund -- AMR                              7/31/00    AAMRX    -14.21%      N/A     N/A         -8.57%
     Lipper Emerging Markets Index                                            -13.42%      N/A     N/A         -9.69%
High Yield Bond Fund -- Institutional                    12/29/00    AYBFX     10.30%      N/A     N/A         10.50%
High Yield Bond Fund -- PlanAhead                          3/1/02    AHYPX      9.89%      N/A     N/A         10.00%
     Lipper High Current Yield Index                                            7.13%      N/A     N/A          3.18%
Intermediate Bond Fund -- Institutional                   9/15/97    AAIBX      9.06%     9.99%   7.02%         7.34%
Intermediate Bond Fund -- PlanAhead                        3/2/98    AAPAX      8.72%     9.14%   6.36%         6.74%
Intermediate Bond Fund -- AMR                              3/1/99    AABDX      9.44%     9.74%   6.83%         7.16%
     Lipper Interm. Invest. Grade Debt Index                                    9.61%     9.61%   6.91%         7.13%
Short-Term Bond Fund -- Institutional                     12/3/87    AADFX      5.81%     7.07%   5.74%         5.52%
Short-Term Bond Fund -- PlanAhead                          8/1/94    AALPX      5.31%     6.80%   5.46%         5.30%
Short-Term Bond Fund -- AMR                                8/1/94    AASBX      5.87%     7.26%   5.95%         5.72%
     Linked Lipper Invest. Grade Debt Avg                                       4.86%     6.29%   5.34%         5.12%

Performance shown for the PlanAhead and AMR Classes prior to their inception dates is that of the Institutional Class.

DOMESTIC EQUITY MARKET OVERVIEW
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

The domestic equity market, as measured by the S&P 500 Index, returned 4.5% during the six-month period ended April 30, 2003. The period began with a market rally in November, fueled by investors' optimism surrounding fourth quarter earnings prospects. A larger-than-expected cut in the Fed Funds rate at the beginning of the month seemed to alleviate investors' fears about the economy sliding back into recession. In December, economic data was not as robust as hoped for. Investors focused on the still-sluggish gains in the economy and the market gave up November's gains.

     During the first quarter of 2003, the equity markets displayed the volatility that has continued since the Tech Bubble began its collapse in early 2000. The year started strongly, with the S&P 500 Index rising 6% in the first 14 days. However, the rally was short lived, and by March 10th, the S&P 500 was down 8.6% for the year. This was a decline of 14% from its January peak. The market rallied through the end of the quarter, but the S&P 500 Index still ended in negative territory, with a -3.1% return through March 31, 2003. This marked the Index's eighth quarter of negative results over the 12 quarters since the Tech Bubble burst.

     During April, the last month of the Fund's semi-annual period, the swift end to the conflict in Iraq fostered another market rally. Investors also began to anticipate improving economic data, aided by lower oil prices and the falling U.S. Dollar. Consumer confidence rebounded from its lows, as the consumer confidence index jumped 20 points, similar to the 1991 post-Iraq War rebound. Furthermore, the wide availability of low-cost financing continued to provide additional support to consumer spending.

     In the large cap portion of the market, value stocks were the clear winners for the period as the S&P 500/Barra Value Index returned 5.4% versus a 3.7% return for the S&P 500/Barra Growth Index. Small capitalization stocks measured by the Russell 2000 Index returned 7.6% for the six-month period, outperforming large capitalization stocks. Small capitalization value and growth stocks battled each other throughout the period. Small capitalization growth stocks ended the six-month period slightly ahead of their value counterparts as the Russell 2000 Growth Index returned 7.7% and the Russell 2000 Value Index returned 7.4% for the period.

     After several periods of significant negative returns over the past three years, we are pleased that the U.S. Equity markets were able to generate positive returns for the six-month period. This provided a greater opportunity for our Balanced, Large Cap Value, Large Cap Growth and Small Cap Value Funds to reward shareholders, and each Fund's results are highlighted in the "Performance Overview" sections that follow.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM)
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Balanced Fund returned 5.4% for the six months ended April 30, 2003, outperforming the Lipper Balanced Index return of 4.8% and the 60/40 S&P 500/Barra Value/LB Aggregate Index benchmark return of 5.2%.

                                   ANNUALIZED TOTAL RETURNS
                           -----------------------------------------
                                     PERIODS ENDED 4/30/03
                           -----------------------------------------
                           6 MONTHS*    1 YEAR    5 YEARS   10 YEARS
                           ---------   --------   -------   --------
Institutional Class(1)...    5.39%      (6.77)%    1.41 %    7.97%
PlanAhead Class(1,2).....    5.31%      (6.69)%    1.21 %    7.74%
AMR Class(1,2)...........    5.58%      (6.21)%    1.73 %    8.25%
Lipper Balanced Index....    4.77%      (5.88)%    1.11 %    7.49%
S&P 500 Index............    4.48%     (13.31)%   (2.43)%    9.66%
S&P 500/Barra Value
 Index...................    5.36%     (14.62)%   (2.49)%    8.88%
LB Aggregate Index.......    4.32%      10.48 %    7.58 %    7.24%
Balanced Composite
 Index(3)................    5.19%      (4.57)%    1.93 %    8.56%

*   Not Annualized
1   Past performance is not indicative of future performance.
    Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 4/30/93 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 4/30/93. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 4/30/93.

3   60% S&P 500/Barra Value, 40% LB Aggregate Index

     During the six-month period, the Fund's assets on average were invested 63% in equities (and equitized cash) and 37% in fixed-income securities, ending the period with 65% in equities (and equitized cash) and 35% in fixed-income securities.

     The equity portion of the Fund returned 5.8%, which outperformed the S&P 500/Barra Value Index by 0.4%. Sector weightings detracted value, since the Fund was overweighted in Consumer Staples, the worst performing equity sector of the Index. However, strong stock selection, particularly in the Financials sector, more than compensated for poor sector allocation. In this sector, the Fund's investment advisers avoided American International Group (down 7.2%) and overweighted MetLife (up 21.3%) and FleetBoston (up 16.5%). Stock selection in the Telecommunications and Health Care sectors also added relative value due in part to underweightings in SBC Communications (down 6.7%), AT&T Corporation (down 32.3%), AT&T Wireless (down 6.0%), and an overweighting in Aetna (up 23.7%).

     The fixed-income segment of the Fund returned 5.5%, ahead of the LB Aggregate Index return of 4.3%. The Fund's outperformance was due to its more than double average weighting in Corporates, the best performing sector of the Index. Also, underweighting Treasuries, the second worst performing sector of the Index, added to the excess performance.

     The Fund's investment advisers remain focused on long-term value, seeking to take advantage of favorable opportunities as the year progresses.

TOP TEN EQUITY HOLDINGS

                                                        % OF
                                                      EQUITIES
                                                      --------
Bank of America Corporation                             2.3%
CitiGroup, Incorporated                                 2.3%
Sears Roebuck & Company                                 2.3%
ConocoPhillips                                          2.2%
Allstate Corporation                                    2.2%
American Electric Power Company, Incorporated           2.1%
FleetBoston Financial Corporation                       2.0%
Washington Mutual, Incorporated                         2.0%
Cendant Corporation                                     1.9%
Altria Group, Incorporated                              1.9%
                                                       -----
        Total                                          21.2%

Top Ten Equity Holdings as % of Net Assets             11.7%

EQUITY SECTOR ALLOCATION

                                                        % OF
                                                      EQUITIES
                                                      --------
Financials                                             28.4%
Industrials                                            13.6%
Consumer Discretionary                                 12.1%
Energy                                                 10.3%
Materials                                               7.8%
Utilities                                               6.7%
Consumer Staples                                        6.5%
Information Technology                                  6.4%
Health Care                                             6.0%
Telecommunication Services                              2.2%

BOND SECTOR ALLOCATION

                                                        % OF
                                                        BONDS
                                                        -----
Corporates                                              51.6%
Mortgage Backed                                         30.9%
U.S. Treasury                                            8.2%
Agency                                                   7.8%
Asset Backed                                             1.5%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM)
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Value Fund returned 5.4% for the six months ended April 30, 2003, which kept pace with the S&P 500/ Barra Value Index return of 5.4% but trailed the Lipper Multi-Cap Value Index return of 6.9%.

                                 ANNUALIZED TOTAL RETURNS
                         -----------------------------------------
                                   PERIODS ENDED 4/30/03
                         -----------------------------------------
                         6 MONTHS*    1 YEAR    5 YEARS   10 YEARS
                         ---------   --------   -------   --------
Institutional
  Class(1).............    5.38%     (15.55)%   (2.27)%    8.42%
PlanAhead Class(1,2)...    5.30%     (15.74)%   (2.54)%    8.12%
AMR Class(1,2).........    5.57%     (15.27)%   (2.02)%    8.66%
Lipper Multi-Cap Value
  Index................    6.94%     (13.67)%   (0.82)%    9.08%
S&P 500 Index..........    4.48%     (13.31)%   (2.43)%    9.66%
S&P 500/Barra Value
  Index................    5.36%     (14.62)%   (2.49)%    8.88%

*   Not Annualized

1   Past performance is not indicative of future performance.
    Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 4/30/93 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 4/30/93. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 4/30/93.

     Overall, the Fund added value through positive stock selection versus the S&P 500/Barra Value Index, driven mostly by the Financials and Consumer Staples sectors. In Financials, the Fund's investment advisers overweighted MetLife (up 21.3%), FleetBoston (up 16.5%), and CIT Group (up 15.9%). In Consumer Staples, the Fund's investment advisers added value by overweighting Imperial Tobacco (up 10.7%), while avoiding Safeway (down 28.1%) and Coca Cola (down 17.9%). Consumer Staples detracted from the Fund's overall performance, as it was the worst performing sector of the Index during the period and the Fund's largest overweighting at an average of 7.4% vs. 1.9% for the Index.

     The investment advisers have attempted to solidly position the Fund with companies that have attractive valuations and earnings growth potential.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
ConocoPhillips                                       2.0%
Sears Roebuck & Company                              1.9%
Allstate Corporation                                 1.9%
Citigroup, Incorporated                              1.7%
Cendant Corporation                                  1.7%
Tyco International Limited                           1.7%
American Electric Power Company, Incorporated        1.7%
MetLife, Incorporated                                1.7%
Bank of America Corporation                          1.7%
Altria Group, Incorporated                           1.7%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           27.6%
Industrials                                          14.3%
Consumer Discretionary                               11.8%
Energy                                                9.3%
Materials                                             7.5%
Information Technology                                7.3%
Consumer Staples                                      7.1%
Utilities                                             7.1%
Health Care                                           5.9%
Telecommunication Services                            2.1%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND(SM)
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Growth Fund returned 3.4% for the six months ended April 30, 2003, which fell between the Lipper Large-Cap Growth Index return of 2.4% and the Russell 1000 Growth Index return of 4.3%.

                                 ANNUALIZED TOTAL RETURNS
                             --------------------------------
                                  PERIODS ENDED 4/30/03
                             --------------------------------
                                                      SINCE
                             6 MONTHS*    1 YEAR    INCEPTION
                             ---------   --------   ---------
Institutional Class(1).....    3.43%     (16.18)%   (24.07)%
AMR Class(1)...............    3.41%     (16.16)%   (23.95)%
Lipper Large Cap Growth
  Index....................    2.37%     (16.50)%   (23.84)%
Russell 1000 Growth Index..    4.28%     (14.35)%   (23.80)%

*   Not Annualized
1   Past performance is not indicative of future performance.
    Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

     Relative to the Russell 1000 Growth Index, sector weightings had little impact on the relative performance of the Fund, while stock selection detracted 0.9%. On the positive side, the largest value added sector for the Fund was Financials, where strong stock selection was evident. Overweightings in Countrywide Financial (up 35.0%) and Capital One (up 37.6%) and an underweighting in Fifth Third Bancorp (down 21.8%) contributed to the 0.7% in relative outperformance in the Financials sector as compared to the Index. Selections in Health Care also contributed to the Fund's returns, such as overweightings in Gilead Sciences (up 32.8%) and Pacificare Health (up 7.5%).

     These sectors combined to partially offset the negative impact of the Fund's selections within the Information Technology and Consumer Discretionary sectors. In Information Technology, the Fund overweighted Microsoft (down 4.1%) and Qualcomm (down 22.5%), while underweighting Cisco Systems (up 34.2%). Stock picks that detracted from returns in the Consumer Discretionary sector included overweightings in AOL Time Warner (down 7.3%) and Autozone (down 5.8%).

     Looking forward, the Fund's investment advisers will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above average growth potential.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
General Electric Company                             5.6%
Pfizer, Incorporated                                 5.0%
Microsoft Corporation                                4.7%
Johnson & Johnson                                    3.5%
Wal-Mart Stores, Incorporated                        3.4%
Merck & Company, Incorporated                        2.3%
Intel Corporation                                    2.2%
Dell Computer Corporation                            2.1%
Coca Cola Company                                    2.0%
Cisco Systems, Incorporated                          1.9%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Health Care                                          27.8%
Information Technology                               22.9%
Consumer Discretionary                               15.7%
Financials                                           10.8%
Industrials                                           9.8%
Consumer Staples                                      9.2%
Energy                                                1.8%
Telecommunication Services                            1.3%
Materials                                             0.7%
Utilities                                             0.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM)
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Small Cap Value Fund returned an impressive 9.6% for the six months ended April 30, 2003, significantly outperforming the Lipper Small Cap Value Index return of 6.5% and the Russell 2000 Value Index return of 7.4% for the same period.

                                   ANNUALIZED TOTAL RETURNS
                          ------------------------------------------
                                    PERIODS ENDED 4/30/03
                          ------------------------------------------
                                                             SINCE
                          6 MONTHS*    1 YEAR    3 YEARS   INCEPTION
                          ---------   --------   -------   ---------
Institutional
 Class(1)...............    9.61%     (15.72)%   14.69%      8.14%
PlanAhead Class(1,2)....    9.58%     (15.85)%   14.38%      7.89%
AMR Class(1,2)..........    9.78%     (15.50)%   15.03%      8.43%
Lipper Small Cap Value
 Index..................    6.52%     (17.27)%    6.42%      5.42%
Russell 2000 Value
 Index..................    7.44%     (18.84)%    7.28%      5.67%

*   Not Annualized

1   Past performance is not indicative of future performance.
    Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

     The Fund's investment advisers added value during the six-month period almost exclusively though strong stock selection. In fact, stock selection was positive in 7 of 10 sectors as compared to the Russell 2000 Value Index. The Financials and Industrials sectors had the most impact, contributing over 2.6% in relative outperformance compared to the Index. In the Financials sector, overweightings in Allmerica Financial (up 79.8%), Tierone (up 35.1%), and First American Financial (up 30.7%) contributed to the positive impact on the Fund's performance. Within the Industrials sector, positions in Joy Global (up 26.8%) and John H. Harland (up 25.9%) contributed most to the Fund's excess return.

     Markets and corporate earnings have been volatile. The Fund's advisers continue to favor companies with strong balance sheets and defensible business models.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Valassis Communications, Incorporated                2.2%
Beazer Homes USA, Incorporated                       1.9%
Allmerica Financial Corporation                      1.9%
Toll Brothers, Incorporated                          1.9%
Northeast Utilities                                  1.8%
LNR Property Corporation                             1.7%
American Financial Realty Trust                      1.7%
Mandalay Resort Group                                1.6%
Tierone Corporation                                  1.5%
John H. Harland Company                              1.3%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Consumer Discretionary                               28.4%
Financials                                           24.7%
Industrials                                          15.5%
Utilities                                             9.2%
Information Technology                                6.7%
Health Care                                           6.0%
Materials                                             3.9%
Consumer Staples                                      3.1%
Energy                                                2.2%
Telecommunication Services                            0.3%

INTERNATIONAL EQUITY MARKET OVERVIEW
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

The end of the war with Iraq eliminated one large uncertainty weighing on investor sentiment. This factor contributed to the MSCI EAFE Index posting a 1.8%, albeit small, return for the six-month time period ended April 30, 2003. The Index shot up nearly 10% in April, reversing the losses built during the preceding four months. Although the Index return for the period was not large, 17 of the 21 EAFE markets posted positive numbers. Austria generated the top return at 26.6%, while Denmark, New Zealand, Portugal and Sweden each returned over 15%. The majority of markets with negative returns were located in Asia. Singapore dropped over 12%, while Hong Kong and Japan each fell over 7%. From a sector perspective, 7 of the 10 sectors generated positive performance. Telecommunication Services and Utilities posted returns over 10% while Consumer Discretionary, down just over 4%, was the worst performing sector for the six-month time period.

     From a currency perspective, the U.S. Dollar weakened, in some cases dramatically, against every major currency for the six-month period. The U.S.-led campaign in Iraq coupled with higher interest rates in other markets hampered the U.S. Dollar. While the Japanese Yen strengthened by nearly 3%, the Euro and the Australian Dollar gained nearly 13%.

     Although the EAFE Index produced a positive return for the period, uncertainty (the Achilles heel of markets) lingered throughout the six-month period. The period began promisingly enough as the Index generated a nearly 5% return in November 2002. The markets were building upon a strong October as economic news was mixed but biased to the positive side. Unfortunately, November was the last positive month for the EAFE Index until April 2003 as December 2002 began a stretch of four straight months of negative performance.

     After a 0.5% interest rate cut by the European Central Bank in December, foreign markets exited 2002 with a generally negative and defensive tone that characterized much of the year. As the calendar flipped to 2003, an early bout of optimism (and market strength) faded quickly as poor earnings guidance, weak economic news and increasing prospects of a U.S.-led war against Iraq drained investor confidence.

     Conditions in February mirrored January, although rising energy prices further strained growth prospects. The Bank of England lowered interest rates to a 48-year low, while a new head of the Bank of Japan was appointed. Market strength in early March, after the start of the war, reversed by month-end when stiff resistance emerged in some Iraqi cities. Asia brought more uncertainty as SARS, a new strain of killer virus, spread throughout the region dampening investor sentiment and growth prospects.

     Thankfully, the expected victory in Iraq materialized, inspiring a strong rally in April. By month-end, crude oil prices had declined over 30% from their recent high reached in March. With the war over, many investors focused on the prospect of a pickup in growth throughout the remainder of 2003.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM)
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned 4.4% for the six months ended April 30, 2003, which significantly outperformed the Lipper International Fund Index return of 1.6% and the MSCI EAFE Index return of 1.8%.

                                   ANNUALIZED TOTAL RETURNS
                           -----------------------------------------
                                     PERIODS ENDED 4/30/03
                           -----------------------------------------
                           6 MONTHS*    1 YEAR    5 YEARS   10 YEARS
                           ---------   --------   -------   --------
Institutional Class(1)...    4.37%     (16.59)%   (2.76)%    6.54%
PlanAhead Class(1,2).....    4.44%     (16.46)%   (2.95)%    6.30%
AMR Class(1,2)...........    4.38%     (16.47)%   (2.52)%    6.78%
Lipper Int'l. Index......    1.61%     (16.30)%   (4.58)%    4.18%
EAFE Index...............    1.82%     (16.26)%   (5.52)%    1.98%

*   Not Annualized

1   Past performance is not indicative of future performance.
    Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 4/30/93 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 4/30/93. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 4/30/93.

     The Fund's investment advisers added value through both stock selection and country allocation relative to the MSCI EAFE Index for the six-month period. Most of the value from country allocation was generated by significantly underweighting Japan. The Japanese market was the third worst EAFE market for the time period (down 7.2%). From a stock selection perspective, the Fund's investment advisers had strong selections in Japan and the Netherlands. In Japan, the Fund's investment advisers overweighted Konica (up 35.4%), Takefuji (up 25.2%) and Canon (up 9.5%). Additionally, avoiding Mitsubishi (down 47.6%), Sumitomo Mitsui (down 61.4%) and Mizuho Financial (down 63.5%) added value for the Fund relative to the Index. In the Netherlands, the Fund's overweightings in ABN AMRO (up 15.0%) and Philips Electronics (up 6.2%) contributed nearly 0.5% in relative performance compared to the Index.

     From a sector perspective, the Fund's investment advisers added the most value through stock selection, particularly in the Financials, Energy and Consumer Discretionary sectors. Stocks that added value in the Financials sector included the Australian insurance company, QBE (up 28.1%), and the French bank, BNP Paribas (up 17.7%). In the Energy sector, the Fund overweighted the Spanish oil company, Repsol (up 30.1%). In the Consumer Discretionary sector, the UK retailer Kingfisher gained nearly 15%, while aforementioned Konica and Philips Electronics also had strong returns.

     The Fund's investment advisers continue to focus on the outlook for long-term financial productivity of individual companies despite the markets' fluctuations in the face of geopolitical fears and economic uncertainty. It has been challenging for companies to maintain a high level of profitability in this period, and our advisers continue to monitor the companies in the Fund closely, always searching for those offering the potential for stronger returns at attractive valuations.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Koninklijke (Royal) Philips Electronics NV           1.9%
Aventis SA                                           1.5%
Diageo PLC                                           1.5%
Unilever PLC                                         1.5%
Cadbury Schweppes PLC                                1.5%
Telefonica S.A.                                      1.5%
ENI S.p.A.                                           1.4%
Total Fina Elf S.A.                                  1.4%
BNP Paribas S.A.                                     1.3%
Canon, Incorporated                                  1.3%

EQUITY SECTOR ALLOCATION

                                                     % OF
                                                   EQUITIES
                                                  ----------
Financials                                          24.7%
Industrials                                         13.8%
Consumer Discretionary                              13.1%
Consumer Staples                                    10.0%
Telecommunication Services                           9.1%
Energy                                               8.1%
Health Care                                          8.0%
Materials                                            6.2%
Information Technology                               4.0%
Utilities                                            3.0%

REGIONAL ALLOCATION*

                                  [PIE CHART]

REGIONAL ALLOCATION*

Europe                                                 76.3%
Pacific Rim                                            20.8%
US/Canada                                               2.5%
Latin America                                           0.4%
Middle East/Africa                                      0.0%
*   Allocations based upon gross investments in Portfolio.

EMERGING MARKETS OVERVIEW
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

Similar to other markets worldwide, weak economic data, higher oil prices, fears of war with Iraq and weak corporate earnings affected the emerging market countries. However, the impact was not as great as this asset class outperformed others and posted a strong return for the six- month period ended April 30, 2003. The MSCI Emerging Markets "Free" Index return of 5.8% outperformed the MSCI EAFE Index, which gained 1.8%, and the S&P 500 Index, which returned 4.5%. Latin America was the best performing region (up 24.5%), followed by Europe, the Middle East and Africa (EMEA) region (up 16.3%), while emerging Asia lagged (down 4.5%).

     Most of the markets (19 out of 26) in the Index produced positive returns for the period. Surprisingly, 16 of the 19 markets that had positive returns had double-digit positive returns. Five markets had returns in excess of 30%, led by two Latin markets (Argentina gained over 50% and Brazil returned over 40%). Of the seven markets with negative returns, five were located in the Far East, led by South Korea with a decline of over 7% and Taiwan down nearly 10%. After a significant sell-off prior to the election in October 2002, the newly elected president of Brazil has pleasantly surprised investors. Key appointments of the finance minister and the head of the central bank affirmed President Lula da Silva's commitment to economic reform and fiscal austerity. In Asia, SARS hampered already tenuous economic growth. Additionally, issues in North Korea as well as waning domestic consumption and rising household credit defaults impacted South Korea.

     From a sector perspective, there was a wide disparity in returns between the best and the worst sectors. The Information Technology sector was the only sector with a negative return as it dropped nearly 12% for the period. However, three sectors, led by Health Care (up 27.6%), returned over 20%.

     In summary, most markets ended the six-month period on a positive note. Given the successful conclusion to the conflict in Iraq, there was one less cloud of uncertainty for investors.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM)
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Emerging Markets Fund returned 6.2% for the six months ended April 30, 2003, which exceeded the MSCI Emerging Markets Free Index ("EM Free Index") return of 5.8% yet trailed the Lipper Emerging Markets Index return of 7.2%.

                               ANNUALIZED TOTAL RETURNS
                           --------------------------------
                                PERIODS ENDED 4/30/03
                           --------------------------------
                                                    SINCE
                           6 MONTHS*    1 YEAR    INCEPTION
                           ---------   --------   ---------
Institutional Class(1)...    6.24%     (14.34)%    (8.79)%
PlanAhead Class(1).......    6.10%     (14.57)%    (8.87)%
AMR Class(1).............    6.35%     (14.21)%    (8.57)%
Lipper Emg. Mkts. Index..    7.22%     (13.42)%    (9.69)%
EM Free Index............    5.76%     (14.29)%   (10.25)%

*   Not Annualized

1   Past performance is not indicative of future performance.
    Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

     The Fund's relative outperformance versus the EM Free Index can be attributed to positive stock selection, as country allocation was negative. The Fund had strong stock selection in India, China and South Africa, which more than offset poor stock selection in Taiwan. Overall, stock selection contributed 1.8% in relative performance versus the Index. From a country allocation perspective, the Fund overweighted one of the best performing markets for the period, Indonesia, which was up 37.4%. The Fund underweighted 8 of the top 11 markets, more than offsetting the value generated from overweighting Indonesia.

     From a sector perspective, relative to the Index, the Fund added value through both stock selection and sector allocation. Positive stock selection occurred in both the Consumer Discretionary and Financial sectors, which more than offset some underperformers within the Energy sector. From a sector perspective, most of the value was added by underweighting the Information Technology sector, which was the worst (and only negative) performing sector for the period (down 11.7%).

     The Fund's advisers maintain their positive long-term outlook on emerging market equities. They expect global monetary policy, relative valuations and economic and earnings growth in emerging markets to remain supportive of the asset class in 2003. The Fund's focus will continue to be on countries where GDP growth, fiscal policy and reform agendas remain strong and on companies with strong management and earnings visibility.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM) -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Samsung Electronics Company Limited                  3.4%
Anglo American PLC                                   3.3%
Telefonos de Mexico SA                               2.0%
Petroleo Brasileiro SA                               1.8%
LUKOIL Oil Company                                   1.7%
SK Telecom Company Limited                           1.7%
Korea Electric Power Corporation                     1.5%
Sasol Limited                                        1.4%
Taiwan Semiconductor Manufacturing Company
  Limited                                            1.4%
China Mobile Limited                                 1.3%

EQUITY SECTOR ALLOCATION

                                                     % OF
                                                   EQUITIES
                                                  ----------
Financials                                          18.4%
Telecommunication Services                          17.5%
Information Technology                              13.1%
Materials                                           12.5%
Energy                                              10.5%
Consumer Discretionary                               9.2%
Industrials                                          8.6%
Consumer Staples                                     7.5%
Utilities                                            4.5%
Health Care                                          1.2%

COUNTRY ALLOCATION*

                                  [PIE CHART]

COUNTRY ALLOCATION*

South Korea                                            18.9%
Other Asia                                             16.2%
South Africa                                           14.3%
Other Europe, Middle East, Africa                      12.4%
Taiwan                                                 10.3%
Mexico                                                  9.2%
Brazil                                                  8.2%
India                                                   7.9%
Israel                                                  2.3%
Other Latin America                                     0.4%

*   Allocations based upon gross investments.

HIGH YIELD BOND MARKET OVERVIEW

April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

Fueled by excellent market technicals, the high yield market took a marked turn for the better in mid-October 2002 and this euphoria has extended for the past six months. The Citigroup High Yield Cash Pay Index returned 24.7% for the six-month period, posting a positive return in each month. The market rally has been a significant change from the events of last summer (corporate fraud, a continuing decline in the Technology and Telecommunication sectors, and an unstable situation in the Middle East).

     High yield mutual fund flows turned positive in October 2002 and remained positive as investors saw the downside realities of overweighting stocks for over three years and rightly or wrongly, reallocated assets. For the six-month period ended April 30, 2003, over $21 billion was invested in high yield mutual funds. Default rates fell, with Standard & Poor's latest 12-month default rate of 6.89% down from a peak of over 11% late last year.

     With a stagnant economy, companies were not issuing many high yield securities, despite attractive interest rates. While new issue supply picked up in April 2003, much of the new issuance appeared to be opportunistic. These corporate financings were likely timed to take advantage of record low interest rates.

     Credit spreads continued to contract across the credit spectrum, from investment grade to CCC. Over the last six months, lower-rated credits outperformed higher-rated bonds, with the CCC-rated portion of the Citigroup High Yield Cash Pay Index returning 50.5%.

     In summary, the high yield market produced strong returns over the six-month period, mutual fund inflows were strong, and default rates fell by over 4%.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE HIGH YIELD BOND FUND(SM)
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the High Yield Bond Fund returned a solid 12.8% for the six months ended April 30, 2003, as compared to the Lipper High Current Yield Index return of 18.9% and the Citigroup High Yield Cash Pay Index return of 24.7%.

                               ANNUALIZED TOTAL RETURNS
                           --------------------------------
                                PERIODS ENDED 4/30/03
                           --------------------------------
                                                    SINCE
                           6 MONTHS*   1 YEAR     INCEPTION
                           ---------   -------    ---------
Institutional Class(1)...   12.84%      10.30%     10.50%
PlanAhead Class(1, 2)....   12.63%       9.89%     10.00%
Citigroup High Yield Cash
  Pay Index..............   24.72%       9.57%      8.88%
LB U.S. Corporate High
  Yield Index............   22.75%       8.84%      7.48%
Lipper High Current Yield
  Index..................   18.94%       7.13%      3.18%

*   Not Annualized

1   Past performance is not indicative of future performance.
    Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

     The Fund was diversified amongst 87 companies across 30 industries, and the 30-day yield for the period ended April 30, 2003 was 6.7%.

     The Fund's underperformance relative to its benchmarks for the six-month period was attributable to poor sector allocation. The Fund underweighted the Telecommunications and Energy sectors, which each gained over 30% for the period, and the Utility sector, which gained almost 70%, for the six-month period. Additionally, the Fund overweighted the Consumer Non-Cyclical sector, which only gained 13.7% during the period. However, the Fund added value by underweighting the Basic Industry sector which gained less than 15% and overweighting the Technology sector which returned 43.3%.

     Despite lagging the indices for the six-month time period, the Fund's investment focus of bottom-up fundamental research with an emphasis on issuers with free cash flows has allowed the Fund to top its indices over longer time periods.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Xerox Credit Corporation, 6.10%, Due 12/16/2003       2.5%
Horseshoe Gaming, LLC, 8.625%, Due 5/15/2009          2.0%
aaiPharma Incorporated, 11.00%, Due 4/1/2010          1.9%
Tenet Healthcare Corporation, 7.375%, Due
  2/1/2013                                            1.9%
US Oncology, Incorporated, 9.625%, Due 2/1/2012       1.8%
Regal Cinemas Corporation, 9.375%, Due 2/1/2012       1.7%
EchoStar Communications Corporation, 9.375%, Due
  2/1/2009                                            1.6%
Dollar General Corporation, 8.625%, Due
  6/15/2010                                           1.6%
K. Hovnanian Enterprises, Incorporated, 8.875%,
  Due 4/1/2012                                        1.6%
AutoNation, Incorporated, 9.00%, Due 8/1/2008         1.6%

SECTOR ALLOCATION

Corporate                                           100.0%

U.S. FIXED-INCOME MARKET OVERVIEW
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     For the six-month period ended April 30, 2003, the broad fixed-income market, as defined by the LB Aggregate Index, produced a very attractive 4.3% total return. Interest rates declined steadily during the period, reflecting the tepid economic recovery and the war in Iraq. Responding to the economic weakness, the Fed lowered the Fed Funds rate by 50 basis points to 1.25% on November 6th. In particular, the Fed recognized that slow job growth and the looming war talk were not conducive to a stable recovery.

                        [US TREASURY YIELD CURVE GRAPH]

                                   U.S. TREASURY YIELD CURVE
                               ----------------------------------
                               2 YR.   5 YRS.   10 YRS.   30 YRS.
                               -----   ------   -------   -------
10/31/2002             1.41%   1.67%   2.73%     3.89%     4.99%
4/30/2003              1.14%   1.48%   2.75%     3.84%     4.77%

     With the Fed's apparent conviction to utilize all means necessary to support the economy, the corporate bond market came to life. Generally, times of war and economic uncertainty result in flights-to-quality in Treasuries; however, corporate bonds were the favored investment during the period. Investors seeking incremental yield in this low-rate environment purchased corporate bonds with amazing zeal. The recent memories of record-level bankruptcies and corporate malfeasance were pushed aside. For the six-month period, the Corporate sector of the LB Aggregate Index produced a nearly 9% total return, while the U.S. Treasury and Agency sectors each underperformed with a comparatively weak 3% return. The recovery in the Corporate sector was most significant in lower-rated bonds where triple-B issues, for example, returned over 12%.

                               TOTAL RETURNS
                           ----------------------
                           PERIODS ENDED 4/30/03
                           ----------------------
SECTOR                     6 MONTH       12 MONTH
------                     -------       --------
Lehman Aggregate            4.32%         10.48%
Lehman Gov/Credit           5.52%         12.43%
US Treasury                 3.06%         11.64%
US Agency                   3.17%         10.68%
Mortgage Backed             2.33%          7.10%
U.S. Credit                 8.77%         14.00%
Asset Backed                3.21%          8.06%
-------------------------------------------------
CREDIT RATING
Aaa                         3.81%         11.68%
Aa                          5.53%         14.27%
A                           8.47%         14.45%
Baa                        12.47%         14.25%

(source: Lehman Brothers)

April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     The search for corporate yield was induced in part by the absolute low level of interest rates. It also served as a reflection of structural improvements in the hardest hit sectors, which included the Telecommunications, Media, and Utility industries. Several large issuers were removed from the LB Aggregate Index due to bankruptcy or junk-rated status. The remaining companies, recognizing their unsustainable debt levels, embarked on aggressive cost cutting and debt reduction campaigns. Investors sensed the impending improvement in corporate balance sheets and flocked toward yield with surprising strength.

                   [LB AGGREGATE INDEX CREDIT SPREADS GRAPH]

                                 LB AGGREGATE INDEX CREDIT SPREADS
                       INDEX   AAA CREDIT   AA CREDIT   A CREDIT   BAA CREDIT
1/5/01...............   203        89          133        198         281
1/12/01..............   198        91          133        187         281
1/19/01..............   191        92          132        182         268
1/26/01..............   186        92          128        175         262
2/2/01...............   182        83          124        172         258
2/9/01...............   190        84          129        180         268
2/16/01..............   186        84          126        176         263
2/23/01..............   193        86          130        183         270
3/2/01...............   189        86          125        180         264
3/9/01...............   188        85          124        179         260
3/16/01..............   194        87          128        184         269
3/23/01..............   191        84          128        184         264
3/30/01..............   189        85          127        179         263
4/6/01...............   191        89          130        183         262
4/20/01..............   184        82          125        177         254
4/27/01..............   179        81          121        172         246
5/4/01...............   173        81          117        163         241
5/11/01..............   176        85          119        166         243
5/18/01..............   168        80          114        158         234
5/25/01..............   170        80          116        159         236
6/1/01...............   166        74          113        155         231
6/8/01...............   164        75          112        154         227
6/15/01..............   169        75          116        159         232
6/22/01..............   172        78          118        161         238
6/29/01..............   167        77          114        159         229
7/6/01...............   168        78          115        159         230
7/13/01..............   171        78          117        162         234
7/20/01..............   166        76          114        157         227
7/27/01..............   164        76          112        154         224
8/3/01...............   164        77          110        152         228
8/10/01..............   166        78          112        152         232
8/17/01..............   171        79          115        158         237
8/24/01..............   169        78          113        157         235
8/31/01..............   166        75          111        154         233
9/7/01...............   172        76          114        159         242
9/14/01..............   200        92          142        188         271
9/21/01..............   206        96          143        198         273
9/28/01..............   208        83          135        196         291
10/5/01..............   203        83          129        190         286
10/12/01.............   202        84          130        190         283
10/19/01.............   199        84          125        190         275
10/26/01.............   203        82          124        194         282
11/2/01..............   212        81          131        203         297
11/9/01..............   204        75          121        194         290
11/16/01.............   196        74          119        185         276
11/23/01.............   192        72          116        179         278
11/30/01.............   194        75          118        184         273
12/7/01..............   192        77          116        184         269
12/14/01.............   199        77          120        189         281
12/21/01.............   195        81          122        190         266
12/28/01.............   189        81          116        184         260
1/4/02...............   185        82          112        178         255
1/11/02..............   185        77          109        178         260
1/18/02..............   186        77          110        176         263
1/25/02..............   180        77          105        168         258
2/1/02...............   188        75          107        179         267
2/8/02...............   198        76          113        193         277
2/15/02..............   196        73          108        189         278
2/22/02..............   197        72          108        192         280
3/1/02...............   189        70          104        184         266
3/8/02...............   177        70           97        168         253
3/15/02..............   183        72          102        175         258
3/22/02..............   182        74          102        174         258
3/29/02..............   182        73          103        175         257
4/5/02...............   185        81          109        176         259
4/12/02..............   190        89          117        180         264
4/19/02..............   179        71          103        172         252
4/26/02..............   187        66          102        160         286
5/3/02...............   198        70          107        168         305
5/10/02..............   182        70          105        163         269
5/17/02..............   180        63          100        158         272
5/24/02..............   177        61           97        155         272
5/31/02..............   165        59           92        141         253
6/7/02...............   171        61           95        147         263
6/14/02..............   172        62           97        149         263
6/21/02..............   178        61           99        156         274
6/28/02..............   189        62          105        160         296
7/5/02...............   193        64          105        162         305
7/12/02..............   194        64          105        166         306
7/19/02..............   201        64          107        171         322
7/26/02..............   222        65          118        186         366
8/2/02...............   231        74          129        201         365
8/9/02...............   235        72          128        211         367
8/16/02..............   238        71          130        214         374
8/23/02..............   224        69          125        199         349
8/30/02..............   220        68          123        199         341
9/6/02...............   225        70          126        204         348
9/13/02..............   219        69          121        197         342
9/20/02..............   225        71          124        205         347
9/27/02..............   232        72          127        211         362
10/4/02..............   235        79          130        216         362
10/11/02.............   254        85          137        240         387
10/18/02.............   250        80          132        242         378
10/25/02.............   249        79          128        247         368
11/1/02..............   240        80          124        237         354
11/8/02..............   223        74          115        214         337
11/15/02.............   210        71          114        196         320
11/22/02.............   203        71          109        195         302
11/29/02.............   192        67          107        185         286
12/6/02..............   195        69          107        189         289
12/13/02.............   189        65          102        183         281
12/20/02.............   186        65          101        180         277
12/27/02.............   184        63           98        175         278
1/3/03...............   180        63           99        174         268
1/10/03..............   176        62           96        171         261
1/17/03..............   171        59           94        163         256
1/24/03..............   173        61           95        164         260
1/31/03..............   169        59           89        161         257
2/7/03...............   169        58           90        161         256
2/14/03..............   167        54           89        158         256
2/21/03..............   165        54           89        157         251
2/28/03..............   162        53           85        155         247
3/7/03...............   167        57           87        163         249
3/14/03..............   167        56           89        167         245
3/21/03..............   165        55           90        168         238
3/28/03..............   161        53           85        161         235
4/4/03...............   159        53           86        159         229
4/11/03..............   157        52           85        155         227
4/17/03..............   149        51           80        146         217
4/25/03..............   144        48           78        139         210

     Another sector traditionally favored by yield-seeking investors is the mortgage market. However, during this period, mortgages produced the lowest total return of all major sectors due to record-level refinancing activity. With interest rates at 40-year lows, homeowners have refinanced at very low rates. While this refinancing activity helps the homeowner, and hopefully the economy, it hurts the mortgage investor. Record refinancing activity weighed heavily on this sector during the period, as interest rates continued their decline.

     In general, this period continued to exhibit the strains of a jobless recovery. Declining interest rates reflected the weakness in economic indicators yet provided enviable returns to fixed-income investors. Interest rates reached lows not seen since the 1960's, but despite many concerns, investors overcame their risk aversion and found value in the corporate bond market. With inflation virtually non-existent, the Fed has ample incentive to keep monetary policy accommodative to support an economic recovery. Finally, and most importantly, this period saw the resolution of the conflict in Iraq which weighed heavily on consumers' and investors' minds. Obstacles to economic recovery were substantially reduced by period-end, leaving investors with a relatively clean slate.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM)
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Intermediate Bond Fund returned 4.1% for the six months ended April 30, 2003, as compared to the LB Aggregate Index return of 4.3% and the Lipper Intermediate Investment Grade Debt Fund Index return of 5.6%.

                                      ANNUALIZED TOTAL RETURNS
                              ----------------------------------------
                                       PERIODS ENDED 4/30/03
                              ----------------------------------------
                                                               SINCE
                              6 MONTHS*   1 YEAR   5 YEARS   INCEPTION
                              ---------   ------   -------   ---------
Institutional Class(1,2)....    4.12%      9.06%    7.02%      7.34%
PlanAhead Class(1,3)........    3.91%      8.72%    6.36%      6.74%
AMR Class(1,4)..............    4.30%      9.44%    6.83%      7.16%
Lipper Intermediate Inv.
 Grade Index................    5.55%      9.61%    6.91%      7.13%
LB Aggregate Index..........    4.32%     10.48%    7.58%      7.87%

*   Not Annualized

1   Past performance is not indicative of future performance.
    Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares

2 The performance shown includes the effects of a favorable accounting adjustment that occurred during the processing of a large shareholder redemption on July 6, 2000. In the absence of this adjustment, the Fund's performance would have been less than depicted.

3 Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97.

4 Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/1/99, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 9/15/97.

     The Fund added value due to sector selection as it overweighted the Corporate sector, which produced a total return significantly higher than other sectors within the LB Aggregate Index. A large underweighting in Treasuries also added relative value, as Treasuries were the second worst performing sector of the Index. Security selection within Corporates impacted the Fund's performance as the Fund owned fewer of the lowest-rated Telecommunications, Media and Utility names that were the strongest performers. The Fund's Mortgage holdings also detracted from performance as this sector's duration was shorter than the Index, resulting in underperformance as refinancing activity hit record levels.

     The Fund's investment advisers remain focused on investing in sectors and individual securities that they perceive will add value in an uncertain and volatile market.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Federal National Mortgage Assn., TBA, 6.00%          4.9%
U.S. Treasury Notes, 4.625%, Due 5/15/2006           1.5%
Government National Mortgage Assn., TBA, 6.00%       1.5%
U.S. Treasury Notes, 3.875%, Due 2/15/2013           1.5%
Federal National Mortgage Assn., TBA 15 yr,
  6.00%                                              1.4%
Federal National Mortgage Assn., TBA, 6.00%, Due
  6/1/2017                                           1.3%
Citibank Credit Card Master Trust 1 1998-2 A,
  6.05%, Due 1/15/2010                               1.3%
Federal National Mortgage Assn., TBA, 6.50%, Due
  4/1/2032                                           1.3%
Government National Mortgage Assn., Pool
  #780936, 7.50%, Due 12/15/2028                     1.2%
Federal National Mortgage Assn., TBA, 7.00%, Due
  5/1/2032                                           1.2%

SECTOR ALLOCATION

                                                     % OF
                                                    BONDS
                                                  ----------
Corporates                                          42.8%
Mortgage Backed                                     38.6%
Treasury                                            10.3%
Agency                                               5.1%
Asset Backed                                         3.2%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM)
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Short-Term Bond Fund returned 2.8% for the six months ended April 30, 2003, ahead of the Merrill Lynch 1-3 Year Gov/Corp Index return of 2.2% and the Linked Lipper Investment Grade benchmark return of 2.4%.

                                      ANNUALIZED TOTAL RETURNS
                               ---------------------------------------
                                        PERIODS ENDED 4/30/03
                               ---------------------------------------
                               6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                               ---------   ------   -------   --------
Institutional Class(1).......    2.79%     5.81%     5.74%     5.52%
PlanAhead Class(1,2).........    2.62%     5.31%     5.46%     5.30%
AMR Class(1,2)...............    2.78%     5.87%     5.95%     5.72%
Linked Lipper Average(3).....    2.37%     4.86%     5.34%     5.12%
Merrill Lynch 1-3 Yr.
 Index.......................    2.23%     6.20%     6.45%     6.00%
Lipper Sht Inv Grade Index...    2.40%     4.79%     5.46%     5.48%

*   Not Annualized

1   Past performance is not indicative of future performance.
    Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares

2 Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 4/30/93 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 4/30/93. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 4/30/93.

3   The Linked Lipper Average is created by linking the Lipper
    Short-Term (1-5 year) Investment Grade Debt Average from 4/30/93 through 12/31/95, the Lipper Short-Intermediate Investment Grade Debt Average from 1/1/96 through 7/31/96 and the Lipper Short-Term (1-3 Year) Investment Grade Debt Average since 8/1/96.

     The short-term fixed-income markets continued to enjoy the benefits of declining interest rates during this period, as the economic recovery proved very slow. The Fund's duration remained neutral given the weak growth, steep yield curve, and international unrest. As the recovery remained tepid, the Fed acknowledged its intention to maintain a low interest rate environment.

     The most important aspect of the fixed-income market, however, was the Corporate sector's incredible run. The Corporate sector of the Merrill Lynch 1-3 Year Index produced a total return of 5.0%, significantly outpacing the Mortgage sector at 2.3%, as well as the 1.4% and 1.7% returns from Treasuries and Agencies, respectively. Strong investor demand for incremental yield accounted for the Corporate sector outperformance. The deep skepticism and risk aversion that followed last year's record-breaking bankruptcies and corporate malfeasance nearly evaporated during the past six months. As such, total return attribution during the period was largely based on the Fund's performance within the Corporate sector. In particular, last year's laggards, which included Telecommunications, Media, and Utilities, were this year's winners, with the lowest-rated issuers improving the most.

     The Fund maintained an overweighted position in Corporate during the period, to capture the incremental yield-to-maturity. The remaining sectors in the Fund, including Asset-Backed Securities and Mortgages, performed in line with the benchmark.

     Going forward, although the Corporate sector has already produced strong returns, there is still expected value in several areas. With this in mind, we expect to maintain the overweighted position in Corporate bonds in the current environment and will continue to look for further opportunities as the economy builds momentum.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Household Financial Corporation, 8.00%, Due
  5/9/2005                                           2.9%
Citibank Credit Card Master Trust 1 1999-7 A,
  6.65%, Due 11/15/2006                              2.8%
Chemical Master Credit Card Trust 1996-2 A,
  5.98%, Due 9/15/2008                               2.7%
Chase Manhattan Auto Owner Trust 2000-A A4,
  6.26%, Due 6/15/2007                               2.7%
General Motors Acceptance Corporation, 4.15%,
  Due 2/7/2005                                       2.6%
Discover Card Master Trust 1999-6 A, 6.85%, Due
  7/17/2007                                          2.3%
American Express Credit Account Master Trust
  2000-1 A, 7.20%, Due 9/17/2007                     2.2%
FleetBoston Financial Corporation, 3.85%, Due
  2/15/2008                                          2.2%
Bank One Corporation, 7.625%, Due 8/1/2005           1.9%
Goldman Sachs Group, Incorporated, 7.625%, Due
  8/17/2005                                          1.9%

SECTOR ALLOCATION

                                                     % OF
                                                    BONDS
                                                  ----------
Corporate                                           67.1%
Asset Backed                                        20.8%
Mortgage Backed                                     12.1%
U.S. Agency                                          0.0%
U.S. Treasury                                        0.0%

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 2.86%
U.S. TREASURY NOTES - 1.90%
3.25%, Due 5/31/2004*............   $  5,000     $  5,112
4.625%, Due 5/15/2006*...........      1,015        1,093
4.375%, Due 5/15/2007*...........        900          966
3.00%, Due 2/15/2008*............      1,060        1,071
3.875%, Due 2/15/2013*...........      1,790        1,792
                                                 --------
    TOTAL U.S. TREASURY NOTES....                  10,034
                                                 --------
U.S. TREASURY BONDS - 0.96%
7.50%, Due 11/15/2016*...........        480          632
8.125%, Due 8/15/2019*...........        720        1,010
6.875%, Due 8/15/2025............        900        1,148
6.25%, Due 5/15/2030*............      1,100        1,325
5.375%, Due 2/15/2031*...........        885          966
                                                 --------
    TOTAL U.S. TREASURY BONDS....                   5,081
                                                 --------
    TOTAL U.S. TREASURY
      OBLIGATIONS................                  15,115
                                                 --------
U.S. AGENCY OBLIGATIONS - 2.72%
4.00%, Due 8/15/2003.............      6,050        6,100
1.875%, Due 12/15/2004...........      7,690        7,742
7.25%, Due 5/15/2030.............        400          514
                                                 --------
    TOTAL U.S. AGENCY
      OBLIGATIONS................                  14,356
                                                 --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 10.53%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.32%
3.25%, Due 11/15/2004............      4,500        4,620
6.50%, Due 3/1/2008..............        818          862
5.50%, Due 9/15/2011.............        945        1,043
5.75%, Due 1/15/2012.............        950        1,067
6.00%, Due 11/1/2016.............        617          645
5.50%, Due 8/1/2017..............        683          710
6.50%, Due 5/1/2029..............        758          792
6.50%, Due 6/1/2029..............        121          127
6.50%, Due 7/1/2029..............      1,656        1,730
6.75%, Due 3/15/2031.............        379          463
6.25%, Due 7/15/2032*............        160          185
                                                 --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.......                  12,244
                                                 --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.80%
Pool #124119, 7.50%, Due
  4/1/2007.......................        568          605
Pool #313522, 7.00%, Due
  5/1/2012.......................        617          659
Pool #323223, 6.50%, Due
  7/1/2013.......................        287          304
Pool #323309, 6.00%, Due
  9/1/2013.......................        657          691
Pool #488099, 5.50%, Due
  2/1/2014.......................      1,031        1,077

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
Pool #323789, 6.00%, Due
  6/1/2014.......................   $    845     $    887
Pool #535846, 6.00%, Due
  4/1/2016.......................        703          737
Pool #644136, 6.50%, Due
  5/1/2017.......................         73           78
Pool #254343, 6.50%, Due
  6/1/2017.......................      1,460        1,547
Pool #648511, 6.00%, Due
  6/1/2017.......................      2,530        2,652
Pool #581864, 6.50%, Due
  7/1/2031.......................        612          640
Pool #577440, 7.00%, Due
  11/1/2031......................      1,490        1,574
Pool #647747, 7.00%, Due
  5/1/2032.......................      1,276        1,348
Pool #650077, 7.50%, Due
  7/1/2032.......................      1,663        1,773
Pool #665380, 7.00%, Due
  10/1/2032......................        709          750
Pool #678220, 6.50%, Due
  12/1/2032......................        281          293
Gold Pool #E90777, 6.00%, TBA Aug
  30.............................      4,220        4,398
                                                 --------
    TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION.......                  20,013
                                                 --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.41%
Pool #780030, 7.00%, Due
  6/15/2024......................        538          575
Pool #780023, 7.00%, Due
  9/15/2024......................        523          559
Pool #780400, 7.00%, Due
  12/15/2025.....................        567          605
Pool #781200, 8.00%, Due
  12/15/2025.....................        583          638
Pool #002754, 7.00%, Due
  5/15/2027......................        840          893
Pool #780615, 6.50%, Due
  8/15/2027......................        990        1,045
Pool #780651, 7.00%, Due
  10/15/2027.....................      1,227        1,304
Pool #780680, 6.50%, Due
  11/15/2027.....................      1,136        1,199
Pool #780747, 6.50%, Due
  3/15/2028......................      1,099        1,158
Pool #780788, 6.50%, Due
  4/15/2028......................      1,216        1,282
Pool #780842, 8.50%, Due
  8/20/2028......................        629          680
Pool #780936, 7.50%, Due
  12/15/2028.....................      1,257        1,347
Pool #781096, 6.50%, Due
  12/15/2028.....................        535          564
Pool #781024, 7.50%, Due
  2/15/2029......................        717          767

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
Pool #781029, 6.50%, Due
  5/15/2029......................   $  1,002     $  1,055
Pool #781035, 6.50%, Due
  5/15/2029......................      1,050        1,106
Pool #002754, 6.50%, Due
  5/20/2029......................        755          791
Pool #781236, 7.50%, Due
  9/15/2030......................        511          545
Pool #781273, 6.00%, Due
  4/15/2031......................      1,151        1,207
Pool #781274, 6.50%, Due
  4/15/2031......................        899          946
Pool #781328, 7.00%, Due
  9/15/2031......................      1,968        2,089
Pool #781340, 6.50%, Due
  10/15/2031.....................        578          608
Pool #574846, 7.00%, Due
  11/15/2031.....................      1,141        1,210
Pool #555732, 6.50%, Due
  3/15/2032......................        998        1,050
                                                 --------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.......                  23,223
                                                 --------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS................                  55,480
                                                 --------
ASSET-BACKED SECURITIES - 0.54%
Ford Credit Auto Owner Trust,
  3.79%, Due 9/15/2006...........      1,500        1,562
Honda Auto Receivables Owner
  Trust 2002-1, 3.50%, Due
  10/17/2005.....................      1,245        1,263
                                                 --------
    TOTAL ASSET-BACKED
      SECURITIES.................                   2,825
                                                 --------
NON-AGENCY MORTGAGE-BACKED
  OBLIGATIONS - 0.23%
Countrywide Home Loan,
  Incorporated,
  3.50%, Due 12/19/2005..........        800          819
  4.25%, Due 12/19/2007..........        395          409
                                                 --------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS................                   1,228
                                                 --------
CORPORATE BONDS - 17.98%
BANKS - 0.82%
BB&T Corporation,
  4.75%, Due 10/1/2012...........        245          249
Inter-American Development Bank,
  5.375%, Due 11/18/2008.........      1,280        1,416
KeyCorp Limited,
  4.625%, Due 5/16/2005..........        335          352
US Bank, NA,
  6.375%, Due 8/1/2011...........        700          800
  5.70%, Due 12/15/2008..........        875          966

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
Wells Fargo Bank, NA,
  6.45%, Due 2/1/2011............   $    450     $    516
                                                 --------
    TOTAL BANKS..................                   4,299
                                                 --------
FINANCE - 6.48%
Allstate Corporation,
  6.125%, Due 12/15/2032.........        210          225
American General Finance
  Corporation,
  5.375%, Due 9/1/2009...........        285          305
Bank of America Corporation,
  7.40%, Due 1/15/2011...........      1,000        1,200
Bank One Corporation,
  4.125%, Due 9/1/2007...........        480          498
  4.90%, Due 4/30/2015...........        300          301
Bank One, NA,
  3.70%, Due 1/15/2009...........        400          408
Bear Stearns Companies,
  Incorporated,
  3.00%, Due 3/30/2006...........        500          509
Boeing Capital Corporation,
  6.35%, Due 11/15/2007..........      2,485        2,701
Branch Banking and Trust Company,
  4.875%, Due 1/15/2013..........        800          821
Burlington Resources Finance
  Company,
  5.70%, Due 3/1/2007............        600          653
Campbell Soup Company,
  5.00%, Due 12/3/2012...........        240          248
Caterpillar Financial Services
  Corporation,
  2.65%, Due 1/30/2006...........        370          372
  4.875%, Due 6/15/2007..........        450          479
ChevronTexaco Capital
  Corporation,
  3.50%, Due 9/17/2007...........        180          184
Citibank Credit Card Master Trust
  I,
  6.05%, Due 1/15/2010...........      2,100        2,344
Citigroup, Incorporated,
  6.20%, Due 3/15/2009...........      1,000        1,118
  6.50%, Due 1/18/2011...........        400          457
Discover Card Master Trust I
  1999-6 A,
  6.85%, Due 7/17/2007...........      1,000        1,086
Fleet Norstar Financial Group,
  Incorporated,
  8.625%, Due 1/15/2007..........        400          471
FleetBoston Financial
  Corporation,
  3.85%, Due 2/15/2008...........        600          610
Ford Motor Credit Company,
  5.75%, Due 2/23/2004...........        911          927
  6.50%, Due 1/25/2007*..........        375          383
General Electric Capital
  Corporation,
  5.35%, Due 3/30/2006...........        715          771
  7.735%, Due 1/19/2010..........        850        1,004

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
General Motors Acceptance
  Corporation,
  4.15%, Due 2/7/2005............   $    400     $    404
  7.50%, Due 7/15/2005...........        400          428
  6.125%, Due 8/28/2007..........        320          332
  7.35%, Due 10/1/2009...........        750          879
Household Finance Corporation,
  5.75%, Due 1/30/2007...........        800          869
  7.875%, Due 3/1/2007...........        400          464
  6.375%, Due 11/27/2012.........        280          309
ING Bank, NV,
  5.125%, Due 5/1/2015, 144A
  (Note A).......................        300          306
Liberty Mutual Corporation,
  7.875%, Due 10/15/2026, 144A
  (Note A).......................      1,500        1,161
Merrill Lynch & Company,
  Incorporated,
  6.56%, Due 12/16/2007..........        800          897
  3.70%, Due 4/21/2008...........        555          560
MetLife, Incorporated,
  3.911%, Due 5/15/2005..........        500          518
Monumental Global Funding,
  3.85%, Due 3/3/2008, 144A (Note
  A).............................        800          809
Morgan Stanley Dean Witter &
  Company,
  6.10%, Due 4/15/2006...........        450          494
  3.625%, Due 4/1/2008...........        530          534
National City Bank,
  3.30%, Due 5/15/2008...........        540          541
National City Corporation,
  3.20%, Due 4/1/2008............        300          299
PNC Funding Corporation,
  7.50%, Due 11/1/2009...........        475          568
Prudential Financial,
  Incorporated,
  3.75%, Due 5/1/2008............        485          486
SLM Corporation,
  3.625%, Due 3/17/2008..........        420          423
  5.125%, Due 8/27/2012..........        800          833
Sprint Capital Corporation,
  7.90%, Due 3/15/2005...........        200          212
  6.125%, Due 11/15/2008.........        385          393
Synovus Financial Corporation,
  7.25%, Due 12/15/2005..........        900        1,011
  4.875%, Due 2/15/2013, 144A
  (Note A).......................        300          302
Travelers Property Casualty
  Corporation, 144A (Note A)
  5.00%, Due 3/15/2013...........        200          204
  6.375%, Due 3/15/2033..........        275          293
US Bancorp,
  2.625%, Due 3/15/2006..........        310          313
Washington Mutual, Incorporated,
  4.375%, Due 1/15/2008..........        400          416

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
Washington Mutual Financial
  Corporation,
  6.875%, Due 5/15/2011..........   $    425     $    490
Wells Fargo & Company,
  3.50%, Due 4/4/2008............        300          303
                                                 --------
    TOTAL FINANCE................                  34,126
                                                 --------
FOREIGN - 0.25%
Canadian Natural Resources
  Limited, 5.45%, Due 10/1/2012..        300          316
Province of Ontario, 5.50%, Due
  10/1/2008......................        650          721
United Mexican States, 6.375%,
  Due 1/16/2013..................        255          267
                                                 --------
    TOTAL FOREIGN................                   1,304
                                                 --------
INDUSTRIAL - 9.08%
Abitibi Consolidated,
  Incorporated,
  8.85%, Due 8/1/2030............      3,000        3,324
Akzo Nobel, Incorporated,
  6.00%, Due 11/15/2003, 144A
  (Note A).......................      2,880        2,951
Allstate Corporation,
  5.375, Due 12/1/2006...........        260          282
Anheuser Busch Companies,
  Incorporated,
  6.50%, Due 1/1/2028............        522          594
Archer Daniels Midland Company,
  5.875%, Due 10/1/2032..........        200          210
AT&T Broadband Corporation,
  8.375%, Due 3/15/2013..........        408          498
AT&T Wireless Services,
  Incorporated,
  7.35%, Due 3/1/2006............        425          473
  8.125%, Due 5/1/2012...........        350          412
  8.75%, Due 3/1/2031............        265          330
Atlantic Richfield Company,
  9.125%, Due 3/1/2011...........        425          552
BellSouth Corporation,
  5.00%, Due 10/15/2006..........        200          215
Bemis, Incorporated,
  6.70%, Due 7/1/2005............      1,000        1,092
BHP Finance (USA) Limited,
  4.80%, Due 4/15/2013...........        300          306
Cargill, Incorporated,
  6.25%, Due 5/1/2006, 144A (Note
  A).............................      1,000        1,107
Clear Channel Communications,
  4.25%, Due 5/15/2009...........        315          316
  5.75%, Due 1/15/2013...........        205          217
Comcast Cable Communications,
  6.75%, Due 1/30/2011...........        255          282
Computer Sciences Corporation,
  3.50%, Due 4/15/2008...........        400          397
  7.375%, Due 6/15/2011..........      2,500        2,917
Conagra Foods, Incorporated,
  7.125%, Due 10/1/2026..........        410          475
  7.00%, Due 10/1/2028...........        400          450

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
ConocoPhillips,
  3.625%, Due 10/15/2007.........   $    425     $    432
  5.90%, Due 10/15/2032..........        200          207
Continental Cablevision,
  Incorporated,
  8.30%, Due 5/15/2006...........        270          305
DaimlerChrysler North America,
  4.75%, Due 1/15/2008...........        970        1,002
  7.75%, Due 1/18/2011...........      1,000        1,164
John Deere Capital Corporation,
  4.125%, Due 7/15/2005..........        410          430
Dell Computer Corporation,
  6.55%, Due 4/15/2008...........        400          456
Electronic Data Systems
  Corporation,
  7.125%, Due 10/15/2009.........      2,000        2,160
Emerson Electric Company,
  5.00%, Due 12/15/2014..........        240          249
Federated Department Stores,
  Incorporated,
  6.79%, Due 7/15/2027...........        725          762
Ford Motor Company,
  7.45%, Due 7/16/2031...........      1,500        1,335
Hershey Foods Corporation,
  6.95%, Due 3/1/2007............      1,000        1,131
Hewlett Packard Company,
  5.75%, Due 12/15/2006..........        470          512
International Business Machines
  Corporation,
  4.875%, Due 10/1/2006..........        505          543
  4.75%, Due 11/29/2012..........        400          412
International Paper Company,
  6.75%, Due 9/1/2011............        450          510
Kinder Morgan, Incorporated,
  6.50%, Due 9/1/2012............        190          212
Kroger Company,
  7.375%, Due 3/1/2005...........        450          486
Lockheed Martin Corporation,
  7.20%, Due 5/1/2036............        600          704
Martin Marietta Material,
  Incorporated,
  6.90%, Due 8/15/2007...........        200          221
Masco Corporation,
  6.75%, Due 3/15/2006...........        450          500
Motorola, Incorporated,
  5.80%, Due 10/15/2008..........      2,270        2,338
Norfolk Southern Corporation,
  7.05%, Due 5/1/2037............        640          733
Northrop Grumman Corporation,
  7.125%, Due 2/15/2011..........        905        1,060
Occidental Petroleum Corporation,
  4.25%, Due 3/15/2010...........        395          397
  6.75%, Due 1/15/2012...........        400          461
Pepsi Bottling Group,
  Incorporated,
  7.00%, Due 3/1/2029............        425          504
RadioShack Corporation,
  7.375%, Due 5/15/2011..........      1,840        2,092

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
Reed Elsevier Capital,
  Incorporated,
  6.125%, Due 8/1/2006...........   $    545     $    595
Sara Lee Corporation,
  6.00%, Due 1/15/2008...........      1,200        1,324
The Stanley Works,
  4.90%, Due 11/1/12012, 144A
  (Note A).......................        300          305
Target Corporation,
  7.00%, Due 7/15/2031...........        450          529
Tenet Healthcare Corporation,
  7.375%, Due 2/1/2013...........        215          212
Time Warner, Incorporated,
  6.625%, Due 5/15/2029..........        250          247
Tyson Foods, Incorporated,
  6.625%, Due 10/1/2004..........        340          355
Unilever Capital Corporation,
  7.125%, Due 11/1/2010..........      2,000        2,379
Verizon Virginia,
  4.625%, Due 3/15/2013..........        600          596
Verizon Wireless Capital LLC,
  5.375%, Due 12/15/2006.........        420          453
Viacom, Incorporated,
  5.625%, Due 8/15/2012..........        495          536
Vodafone Group PLC,
  3.95%, Due 1/30/2008...........        400          410
Walt Disney Company,
  5.375%, Due 6/1/2007...........        235          250
Wal-Mart Stores, Incorporated,
  7.55%, Due 2/15/2030...........        450          576
Weyerhaeuser Company,
  5.95%, Due 11/1/2008...........        340          371
                                                 --------
    TOTAL INDUSTRIAL.............                  47,856
                                                 --------
PHARMACEUTICAL - 0.19%
Bristol Myers Squibb Company,
  4.75%, Due 10/1/2006...........        465          494
Wyeth Corporation,
  6.70%, Due 3/15/2011, 144A
  (Note A).......................        450          517
                                                 --------
    TOTAL PHARMACEUTICAL.........                   1,011
                                                 --------
TRANSPORTATION - 0.48%
CNF Transportation, Incorporated,
  8.875%, Due 5/1/2010...........      1,850        2,003
Union Pacific Corporation,
  6.50%, Due 4/15/2012...........        450          510
                                                 --------
    TOTAL TRANSPORTATION.........                   2,513
                                                 --------
UTILITY - 0.68%
AEP Texas Central Company,
  6.65%, Due 2/15/2033, 144A
  (Note A).......................        120          130
Alberta Energy Limited,
  7.375%, Due 11/1/2031..........        250          301
Consolidated Natural Gas Company,
  6.875%, Due 10/15/2026.........        360          400

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
Dominion Resources, Incorporated,
  7.625%, Due 7/15/2005..........   $    650     $    722
  5.00%, Due 3/15/2013...........        210          211
Enterprise Products Partners LP,
  144A (Note A)
  6.375%, Due 2/1/2013...........        135          147
  6.875%, Due 3/1/2033...........        435          463
FirstEnergy Corporation,
  6.45%, Due 11/15/2011..........        315          341
Marathon Oil Corporation,
  5.375%, Due 6/1/2007...........        260          276
MidAmerican Energy Holdings
  Corporation,
  5.875%, Due 10/01/2012.........        305          319
Oncor Electric Delivery Company,
  7.25%, Due 1/15/2033, 144A
  (Note A).......................        155          181
Union Oil Company of California,
  7.90%, Due 4/18/2008...........        100          118
                                                 --------
    TOTAL UTILITY................                   3,609
                                                 --------
    TOTAL CORPORATE BONDS........                  94,718
                                                 --------

                                     SHARES
                                     -------
COMMON STOCK - 55.17%
CONSUMER DISCRETIONARY - 6.66%
AUTO COMPONENTS - 0.13%
Dana Corporation...................   35,600        331
Delphi Corporation.................   43,500        365
                                               --------
    TOTAL AUTO COMPONENTS..........                 696
                                               --------
AUTOMOBILES - 0.17%
Ford Motor Company.................   84,502        870
                                               --------
    TOTAL AUTOMOBILES..............                 870
                                               --------
HOTELS, RESTAURANTS & LEISURE - 1.58%
Carnival Corporation*..............   70,900      1,956
Mandalay Resort Group+*............   68,800      1,818
Park Place Entertainment
  Corporation+.....................   81,200        604
Wendy's International,
  Incorporated.....................   33,300        967
Yum Brands, Incorporated+..........  120,500      2,976
                                               --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE......................               8,321
                                               --------
HOUSEHOLD DURABLES - 1.63%
Centex Corporation.................   41,300      2,727
Fortune Brands, Incorporated.......   56,100      2,715
Koninklijke Philips Electronics
  NV...............................   82,431      1,540
Newell Rubbermaid, Incorporated....   53,200      1,622
                                               --------
    TOTAL HOUSEHOLD DURABLES.......               8,604
                                               --------
LEISURE EQUIPMENT & PRODUCTS - 0.55%
Eastman Kodak Company..............   96,700      2,892
                                               --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................               2,892
                                               --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
MEDIA - 0.12%
Interpublic Group Companies,
  Incorporated*....................    54,300     $    619
                                                  --------
    TOTAL MEDIA....................                    619
                                                  --------
MULTILINE RETAIL - 2.48%
Federated Department Stores,
  Incorporated+....................    70,300        2,153
May Department Stores Company......   107,900        2,333
J.C. Penney Company, Incorporated..   117,800        2,010
Sears Roebuck & Company*...........   231,300        6,555
                                                  --------
    TOTAL MULTILINE RETAIL.........                 13,051
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 35,053
                                                  --------
CONSUMER STAPLES - 3.60%
FOOD PRODUCTS - 1.04%
Conagra, Incorporated..............   148,700        3,123
Kraft Foods, Incorporated..........    16,000          494
Sara Lee Company...................   111,774        1,876
                                                  --------
    TOTAL FOOD PRODUCTS............                  5,493
                                                  --------
TOBACCO - 2.56%
Altria Group, Incorporated.........   181,900        5,595
Gallaher Group PLC, ADR............    64,400        2,439
Imperial Tobacco Group PLC, ADR....   102,100        3,444
UST, Incorporated..................    63,500        1,989
                                                  --------
    TOTAL TOBACCO..................                 13,467
                                                  --------
    TOTAL CONSUMER STAPLES.........                 18,960
                                                  --------
ENERGY - 5.68%
ENERGY EQUIPMENT & SERVICES - 0.52%
Duke Energy Corporation*...........   101,600        1,787
GlobalSantaFe Corporation..........    45,505          963
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                  2,750
                                                  --------
OIL & GAS - 5.16%
BP p.l.c., ADR.....................    86,580        3,337
ChevronTexaco Corporation..........    58,814        3,694
ConocoPhillips.....................   127,188        6,398
Devon Energy Corporation*..........    50,800        2,400
El Paso Corporation................    45,500          341
Equitable Resources,
  Incorporated.....................    28,600        1,099
Marathon Oil Corporation...........    80,000        1,822
Occidental Petroleum Corporation...   153,300        4,576
Royal Dutch Petroleum Company......    26,500        1,083
Sunoco, Incorporated...............    38,209        1,422
Teekay Shipping Corporation*.......    27,000        1,025
                                                  --------
    TOTAL OIL & GAS................                 27,197
                                                  --------
    TOTAL ENERGY...................                 29,947
                                                  --------
FINANCIALS - 15.65%
BANKS - 5.88%
Bank of America Corporation........    90,911        6,732
FleetBoston Financial
  Corporation......................   222,500        5,901
Keycorp Limited....................   124,500        3,002

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
PNC Financial Services Group,
  Incorporated.....................    71,478     $  3,138
UnionBanCal Corporation............    25,800        1,042
US Bancorp, Incorporated...........    88,860        1,968
Wachovia Corporation...............    86,000        3,286
Washington Mutual, Incorporated....   149,200        5,893
                                                  --------
    TOTAL BANKS....................                 30,962
                                                  --------
DIVERSIFIED FINANCIALS - 5.03%
American Express Company...........    34,000        1,287
Bear Stearns Companies,
  Incorporated.....................    22,300        1,491
Cinergy Corporation*...............    14,600          498
CIT Group, Incorporated+...........   136,400        2,778
CitiGroup, Incorporated............   171,342        6,725
Federal National Mortgage
  Association......................    30,800        2,230
JPMorgan Chase & Company...........   171,350        5,029
Merrill Lynch & Company,
  Incorporated.....................    36,600        1,502
Morgan Stanley Dean Witter &
  Company..........................    36,400        1,629
Principal Financial Group..........    82,100        2,389
SLM Corporation....................     8,700          974
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                 26,532
                                                  --------
INSURANCE - 4.74%
Ace Limited*.......................    61,300        2,028
Allmerica Financial Corporation+...    31,400          480
Allstate Corporation...............   166,600        6,296
Hartford Financial Services Group,
  Incorporated.....................    10,000          408
Loews Corporation..................    26,000        1,073
Metlife, Incorporated*.............   181,580        5,217
MGIC Investments Corporation*......    69,500        3,159
Prudential Financial,
  Incorporated.....................    90,900        2,906
St. Paul Companies, Incorporated...   100,000        3,434
                                                  --------
    TOTAL INSURANCE................                 25,001
                                                  --------
    TOTAL FINANCIALS...............                 82,495
                                                  --------
HEALTH CARE - 3.34%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.74%
Bausch & Lomb, Incorporated........    51,600        1,814
Baxter International,
  Incorporated.....................    90,300        2,077
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  3,891
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 0.77%
Aetna, Incorporated................    68,600        3,416
Health Net, Incorporated+..........    24,200          631
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  4,047
                                                  --------
PHARMACEUTICALS - 1.83%
Bristol-Myers Squibb Company.......   203,600        5,200
Merck & Company, Incorporated......    25,300        1,472

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Pfizer, Incorporated...............    44,400     $  1,365
Wyeth Corporation..................    36,700        1,598
                                                  --------
    TOTAL PHARMACEUTICALS..........                  9,635
                                                  --------
    TOTAL HEALTH CARE..............                 17,573
                                                  --------
INDUSTRIALS - 7.49%
AEROSPACE & DEFENSE - 2.22%
Boeing Company.....................   148,800        4,059
Honeywell International,
  Incorporated.....................    94,600        2,233
Raytheon Company...................    51,400        1,538
Textron, Incorporated..............    76,500        2,256
United Technologies Corporation....    26,000        1,607
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                 11,693
                                                  --------
COMMERCIAL SERVICES & SUPPLIES - 2.04%
Cendant Corporation+...............   393,500        5,619
Waste Management, Incorporated.....   237,279        5,154
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                 10,773
                                                  --------
ELECTRICAL EQUIPMENT - 0.83%
Emerson Electrical Company*........    86,200        4,370
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  4,370
                                                  --------
INDUSTRIAL CONGLOMERATES - 1.38%
ITT Industries, Incorporated.......    34,500        2,011
Tyco International Limited.........   338,901        5,287
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                  7,298
                                                  --------
MACHINERY - 0.33%
Caterpillar, Incorporated*.........    33,100        1,741
                                                  --------
    TOTAL MACHINERY................                  1,741
                                                  --------
ROAD & RAIL - 0.69%
Burlington Northern,
  Incorporated.....................    85,500        2,408
CSX Corporation....................    38,600        1,234
                                                  --------
    TOTAL ROAD & RAIL..............                  3,642
                                                  --------
    TOTAL INDUSTRIALS..............                 39,517
                                                  --------
INFORMATION TECHNOLOGY - 3.53%
COMPUTERS & PERIPHERALS - 1.32%
Gateway, Incorporated+.............   460,100        1,325
Hewlett Packard Company............   142,800        2,328
International Business Machines
  Corporation......................    38,900        3,303
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                  6,956
                                                  --------
IT CONSULTING & SERVICES - 0.87%
Computer Sciences Corporation+.....    56,500        1,862
Electronic Data Systems
  Corporation......................   150,300        2,728
                                                  --------
    TOTAL IT CONSULTING &
      SERVICES.....................                  4,590
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
OFFICE ELECTRONICS - 0.29%
IKON Office Solutions,
  Incorporated*....................   197,000     $  1,529
                                                  --------
    TOTAL OFFICE ELECTRONICS.......                  1,529
                                                  --------
SOFTWARE - 1.05%
Cadence Design Systems,
  Incorporated+....................    65,000          743
Computer Associates International,
  Incorporated.....................   293,600        4,768
                                                  --------
    TOTAL SOFTWARE.................                  5,511
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 18,586
                                                  --------
MATERIALS - 4.29%
CHEMICALS - 2.19%
Crompton Corporation...............   130,413          837
Dow Chemical Company...............    32,900        1,074
E.I. du Pont de Nemours &
  Company..........................    15,000          638
Eastman Chemical Company...........    60,400        1,844
Hercules, Incorporated+............   128,400        1,303
Imperial Chemical Industries, PLC,
  ADR*.............................   108,300          910
Lyondell Chemical Company..........   213,600        3,108
PPG Industries, Incorporated.......    37,600        1,824
                                                  --------
    TOTAL CHEMICALS................                 11,538
                                                  --------
METALS & MINING - 0.66%
Alcoa, Incorporated................   152,096        3,488
                                                  --------
    TOTAL METALS & MINING..........                  3,488
                                                  --------
PAPER & FOREST PRODUCTS - 1.44%
International Paper Company........    35,426        1,266
Plum Creek Timber Company,
  Incorporated.....................    47,047        1,094
Sappi Limited, ADR.................   218,000        2,692
UPM Kymmene Corporation, ADR*......   106,200        1,593
Weyerhaeuser Company...............    18,800          932
                                                  --------
    TOTAL PAPER & FOREST
      PRODUCTS.....................                  7,577
                                                  --------
    TOTAL MATERIALS................                 22,603
                                                  --------
TELECOMMUNICATION SERVICES - 1.24%
Alltel Corporation.................    21,700        1,017
SBC Communications, Incorporated...    33,400          780
Verizon Communications,
  Incorporated.....................   126,836        4,741
                                                  --------
    TOTAL TELECOMMUNICATION
      SERVICES.....................                  6,538
                                                  --------
UTILITIES - 3.69%
ELECTRIC UTILITIES - 3.31%
American Electric Power Company,
  Incorporated.....................   230,400        6,078

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Centerpoint Energy, Incorporated...   121,900     $    963
DTE Energy Company.................    33,400        1,347
Entergy Corporation................    60,700        2,829
Northeast Utilities................   182,400        2,721
PPL Corporation....................    14,006          507
Reliant Resources,
  Incorporated+*...................   114,956          646
The Southern Company*..............    33,800          983
Teco Energy, Incorporated*.........    64,300          694
Texas Genco Holdings,
  Incorporated*....................     3,490           61
TXU Corporation....................    30,800          614
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                 17,443
                                                  --------
GAS UTILITIES - 0.20%
Peoples Energy Corporation*........    27,000        1,049
                                                  --------
    TOTAL GAS UTILITIES............                  1,049
                                                  --------
MULTI-UTILITIES - 0.18%
Scana Corporation..................    30,644          973
                                                  --------
    TOTAL MULTI-UTILITIES..........                    973
                                                  --------
    TOTAL UTILITIES................                 19,465
                                                  --------
    TOTAL COMMON STOCK.............                290,737
                                                  --------

                                     PAR
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS - 16.82%
UNITED STATES TREASURY BILLS - 0.73%
1.08%, Due 6/12/2003 (Note
  B)...........................  $     3,840      3,835
                                               --------
    TOTAL UNITED STATES
      TREASURY BILLS...........                   3,835
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 16.09%
American AAdvantage Money Market
  Select Fund...................  72,331,205     72,331
AMR Investments Enhanced Yield
  Business Trust................  12,493,430     12,493
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 84,824
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 88,659
                                               --------
TOTAL INVESTMENTS - 106.85%
  (COST $557,803)...............                563,118
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (6.85%)..............                (36,120)
                                               --------
TOTAL NET ASSETS - 100%.........               $526,998
                                               ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,876 or 1.69% of net assets.

(B) At April 30, 2003, securities held as collateral for open futures contracts.

* - All or a portion of this security is on loan at April 30, 2003. See Note 4

+ - non-income producing
                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 92.25%
CONSUMER DISCRETIONARY - 10.89%
AUTO COMPONENTS - 0.22%
Dana Corporation................      60,300    $    560
Delphi Corporation..............      73,100         614
                                                --------
    TOTAL AUTO COMPONENTS.......                   1,174
                                                --------
AUTOMOBILES - 0.27%
Ford Motor Company*.............     142,037       1,463
                                                --------
    TOTAL AUTOMOBILES...........                   1,463
                                                --------
HOTELS, RESTAURANTS & LEISURE - 2.41%
Carnival Corporation*...........     112,300       3,098
Mandalay Resort Group+..........      94,300       2,492
Park Place Entertainment
  Corporation+..................     133,700         995
Wendy's International,
  Incorporated..................      49,800       1,446
Yum Brands, Incorporated+.......     202,600       5,004
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE...................                  13,035
                                                --------
HOUSEHOLD DURABLES - 2.62%
Centex Corporation*.............      69,600       4,595
Fortune Brands, Incorporated....      82,100       3,974
Koninklijke Philips Electronics
  NV............................     110,666       2,067
Matsushita Electric Industrial
  Company Limited, ADR..........     115,000         913
Newell Rubbermaid,
  Incorporated..................      85,400       2,603
                                                --------
    TOTAL HOUSEHOLD DURABLES....                  14,152
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 0.84%
Eastman Kodak Company...........     152,600       4,564
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                   4,564
                                                --------
MEDIA - 0.49%
Clear Channel Communications,
  Incorporated+.................      40,000       1,564
Interpublic Group of Companies,
  Incorporated*.................      93,900       1,071
                                                --------
    TOTAL MEDIA.................                   2,635
                                                --------
MULTILINE RETAIL - 4.04%
Federated Department Stores,
  Incorporated+.................      95,200       2,915
May Department Stores
  Company*......................     149,800       3,239
J.C. Penney Company,
  Incorporated..................     286,100       4,881
Sears Roebuck & Company.........     369,300      10,466

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Target Corporation..............      10,000    $    334
                                                --------
    TOTAL MULTILINE RETAIL......                  21,835
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                  58,858
                                                --------
CONSUMER STAPLES - 6.58%
FOOD PRODUCTS - 1.91%
Conagra, Incorporated...........     220,300       4,627
Kellogg Company.................      53,000       1,735
Kraft Foods, Incorporated.......      26,900         831
Sara Lee Company................     186,528       3,130
                                                --------
    TOTAL FOOD PRODUCTS.........                  10,323
                                                --------
HOUSEHOLD PRODUCTS - 0.29%
Kimberly Clark Corporation......      32,000       1,593
                                                --------
    TOTAL HOUSEHOLD PRODUCTS....                   1,593
                                                --------
PERSONAL PRODUCTS - 0.41%
Gillette Company................      72,000       2,192
                                                --------
    TOTAL PERSONAL PRODUCTS.....                   2,192
                                                --------
TOBACCO - 3.97%
Altria Group, Incorporated......     293,200       9,019
Gallaher Group PLC, ADR.........      79,800       3,023
Imperial Tobacco Group PLC,
  ADR...........................     188,900       6,371
UST, Incorporated...............      97,000       3,039
                                                --------
    TOTAL TOBACCO...............                  21,452
                                                --------
    TOTAL CONSUMER STAPLES......                  35,560
                                                --------
ENERGY - 8.55%
ENERGY EQUIPMENT & SERVICES - 0.64%
GlobalSantaFe Corporation.......      75,436       1,596
Weatherford International
  Limited+......................      46,000       1,851
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES..................                   3,447
                                                --------
OIL & GAS - 7.91%
BP PLC, ADR.....................     109,136       4,206
ChevronTexaco Corporation.......      87,181       5,476
ConocoPhillips..................     212,022      10,665
Devon Energy Corporation........      79,900       3,775
El Paso Corporation*............      53,300         400
Equitable Resources,
  Incorporated..................      36,100       1,387
Marathon Oil Corporation........      98,000       2,231
Occidental Petroleum
  Corporation...................     244,800       7,307
Royal Dutch Petroleum Company...      48,100       1,966
Sunoco, Incorporated*...........      62,905       2,341
Teekay Shipping Corporation*....      58,100       2,205
Valero Energy Corporation.......      23,000         845
                                                --------
    TOTAL OIL & GAS.............                  42,804
                                                --------
    TOTAL ENERGY................                  46,251
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
FINANCIALS - 25.50%
BANKS - 9.23%
Bank of America Corporation.....     121,903    $  9,027
Comerica, Incorporated..........      31,000       1,349
FleetBoston Financial
  Corporation...................     323,500       8,579
KeyCorp Limited.................     192,300       4,636
Mitsubishi Tokyo Financial
  Group, Incorporated, ADR......     237,000         834
PNC Financial Services Group,
  Incorporated..................     136,527       5,994
U.S. Bancorp, Incorporated......     126,060       2,792
UnionBanCal Corporation.........      44,000       1,778
Wachovia Corporation............     114,000       4,356
Washington Mutual,
  Incorporated..................     211,300       8,346
Wells Fargo & Company...........      46,000       2,220
                                                --------
    TOTAL BANKS.................                  49,911
                                                --------
DIVERSIFIED FINANCIALS - 7.92%
American Express Company........      49,900       1,889
Bear Stearns Companies,
  Incorporated..................      33,000       2,206
Charles Schwab Corporation......     100,000         863
CIT Group, Incorporated+........     229,300       4,671
Citigroup, Incorporated.........     239,638       9,406
Federal National Mortgage
  Association...................      40,600       2,939
Goldman Sachs Group,
  Incorporated..................      26,000       1,973
Ing Groep NV, ADR...............     104,000       1,697
JPMorgan Chase & Company........     230,442       6,764
Merrill Lynch & Company,
  Incorporated..................      58,800       2,414
Morgan Stanley Dean Witter
  Discover & Company............      53,500       2,394
Principal Financial Group,
  Incorporated..................     141,800       4,126
SLM Corporation.................      13,300       1,490
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                  42,832
                                                --------
INSURANCE - 8.35%
Ace Limited.....................     103,800       3,434
Allmerica Financial
  Corporation+..................      46,800         716
Allstate Corporation............     269,628      10,189
American International Group,
  Incorporated..................       8,000         464
Chubb Corporation...............      34,000       1,798
Cincinnati Financial
  Corporation...................      63,000       2,322
Hartford Financial Services
  Group, Incorporated...........      17,400         709
Loews Corporation...............      37,000       1,527
Metlife, Incorporated...........     316,000       9,078
MGIC Investments Corporation*...     107,700       4,896
Prudential Financial,
  Incorporated..................     149,600       4,783

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
St. Paul Companies,
  Incorporated..................     152,700    $  5,244
                                                --------
    TOTAL INSURANCE.............                  45,160
                                                --------
    TOTAL FINANCIALS............                 137,903
                                                --------
HEALTH CARE - 5.40%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.56%
Alcon, Incorporated+............      52,000       2,290
Bausch & Lomb, Incorporated*....      84,900       2,985
Baxter International,
  Incorporated..................     137,900       3,172
                                                --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES................                   8,447
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 1.33%
Aetna, Incorporated.............     112,600       5,608
Cigna Corporation...............      11,900         622
Health Net, Incorporated+.......      37,100         968
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                   7,198
                                                --------
PHARMACEUTICALS - 2.51%
Astrazeneca PLC, ADR............      48,000       1,914
Bristol-Myers Squibb Company....     221,400       5,654
Merck & Company, Incorporated...      38,000       2,211
Pfizer, Incorporated............      57,300       1,762
Wyeth Corporation...............      47,300       2,059
                                                --------
    TOTAL PHARMACEUTICALS.......                  13,600
                                                --------
    TOTAL HEALTH CARE...........                  29,245
                                                --------
INDUSTRIALS - 13.17%
AEROSPACE & DEFENSE - 3.65%
Boeing Company..................     258,200       7,044
Honeywell International,
  Incorporated..................     177,300       4,184
L3 Communications Holding
  Corporation+..................      40,000       1,776
Raytheon Company................     154,000       4,609
United Technologies
  Corporation...................      34,100       2,108
                                                --------
    TOTAL AEROSPACE & DEFENSE...                  19,721
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 3.33%
Cendant Corporation+............     656,300       9,372
Deluxe Corporation*.............      14,300         629
Waste Management, Incorporated..     369,595       8,028
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                  18,029
                                                --------
ELECTRICAL EQUIPMENT - 1.44%
Emerson Electrical Company......     121,900       6,180
Molex, Incorporated.............      78,000       1,584
                                                --------
    TOTAL ELECTRICAL
      EQUIPMENT.................                   7,764
                                                --------
INDUSTRIAL CONGLOMERATES - 2.55%
3M Company......................      13,000       1,639
Textron, Incorporated...........      99,200       2,925

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Tyco International Limited......     593,100    $  9,252
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                  13,816
                                                --------
MACHINERY - 1.08%
Caterpillar, Incorporated.......      52,900       2,782
ITT Industries, Incorporated....      52,600       3,067
                                                --------
    TOTAL MACHINERY.............                   5,849
                                                --------
ROAD & RAIL - 1.12%
Burlington Northern Santa Fe
  Corporation...................     149,600       4,213
CSX Corporation.................      57,900       1,851
                                                --------
    TOTAL ROAD & RAIL...........                   6,064
                                                --------
    TOTAL INDUSTRIALS...........                  71,243
                                                --------
INFORMATION TECHNOLOGY - 6.73%
COMMUNICATIONS EQUIPMENT - 0.37%
Lucent Technologies,
  Incorporated+.................     550,000         990
Motorola, Incorporated..........     128,000       1,012
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT.................                   2,002
                                                --------
COMPUTERS & PERIPHERALS - 2.47%
Apple Computer, Incorporated+...      98,000       1,392
Gateway, Incorporated+*.........     722,600       2,081
Hewlett Packard Company.........     186,200       3,035
International Business Machines
  Corporation...................      67,800       5,756
NCR Corporation+................      51,000       1,118
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS...............                  13,382
                                                --------
IT CONSULTING & SERVICES - 1.29%
Computer Sciences Corporation+..      71,800       2,366
Electronic Data Systems
  Corporation...................     254,700       4,623
                                                --------
    TOTAL IT CONSULTING &
      SERVICES..................                   6,989
                                                --------
OFFICE ELECTRONICS - 0.67%
IKON Office Solutions,
  Incorporated..................     271,200       2,105
Xerox Corporation+..............     156,000       1,538
                                                --------
    TOTAL OFFICE ELECTRONICS....                   3,643
                                                --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.27%
STMicroelectronics NV...........      72,000       1,482
                                                --------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS......                   1,482
                                                --------
SOFTWARE - 1.66%
Cadence Design Systems,
  Incorporated+.................     101,400       1,159

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Computer Associates
  International, Incorporated...     482,800    $  7,841
                                                --------
    TOTAL SOFTWARE..............                   9,000
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                  36,498
                                                --------
MATERIALS - 6.94%
CHEMICALS - 3.64%
Air Products & Chemicals,
  Incorporated..................      37,000       1,594
Crompton Corporation............     209,808       1,347
Cytec Industries,
  Incorporated+.................      60,000       1,921
Dow Chemical Company............      55,400       1,808
E.I. du Pont de Nemours &
  Company.......................      26,000       1,106
Hercules, Incorporated+.........     173,400       1,760
Imperial Chemical Industries,
  PLC, ADR*.....................     156,900       1,318
Lyondell Chemical Company*......     284,600       4,141
Millennium Chemicals,
  Incorporated..................     117,100       1,629
PPG Industries, Incorporated....      62,700       3,041
                                                --------
    TOTAL CHEMICALS.............                  19,665
                                                --------
METALS & MINING - 1.21%
Alcoa, Incorporated.............     250,768       5,750
USS - POSCO Industries, ADR.....      40,000         822
                                                --------
    TOTAL METALS & MINING.......                   6,572
                                                --------
PAPER & FOREST PRODUCTS - 2.09%
International Paper Company.....      43,282       1,547
Plum Creek Timber Company,
  Incorporated..................      72,043       1,676
Sappi Limited, ADR..............     337,000       4,162
UPM Kymmene Corporation, ADR*...     159,000       2,385
Weyerhaeuser Company............      31,500       1,562
                                                --------
    TOTAL PAPER & FOREST
      PRODUCTS..................                  11,332
                                                --------
    TOTAL MATERIALS.............                  37,569
                                                --------
TELECOMMUNICATION SERVICES - 1.94%
DIVERSIFIED TELECOMMUNICATION - 1.94%
Alltel Corporation..............      33,500       1,570
SBC Communications,
  Incorporated..................     121,000       2,827
Verizon Communications,
  Incorporated..................     163,032       6,094
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION.........                  10,491
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES..................                  10,491
                                                --------
UTILITIES - 6.55%
ELECTRIC UTILITIES - 5.23%
American Electric Power Company,
  Incorporated..................     348,900       9,204

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Centerpoint Energy,
  Incorporated*.................     185,900    $  1,469
Cinergy Corporation*............      22,400         765
DTE Energy Company..............      45,300       1,826
Entergy Corporation.............      92,600       4,316
Exelon Corporation..............       8,000         424
Northeast Utilities.............     338,000       5,043
PPL Corporation.................      24,047         871
Reliant Resources,
  Incorporated+.................     175,247         985
Southern Company................      51,600       1,501
Teco Energy, Incorporated*......      77,500         836
Texas Genco Holdings,
  Incorporated*.................       5,345          93
TXU Corporation.................      48,100         958
                                                --------
    TOTAL ELECTRIC UTILITIES....                  28,291
                                                --------
GAS UTILITIES - 0.36%
Peoples Energy Corporation*.....      50,400       1,958
                                                --------
    TOTAL GAS UTILITIES.........                   1,958
                                                --------
MULTI-UTILITIES - 0.96%
Duke Energy Corporation.........     200,700       3,530
Scana Corporation...............      51,602       1,638
                                                --------
    TOTAL MULTI-UTILITIES.......                   5,168
                                                --------
    TOTAL UTILITIES.............                  35,417
                                                --------
    TOTAL COMMON STOCK..........                 499,035
                                                --------

                                      PAR
                                    AMOUNT        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 12.80%
U.S. TREASURY BILLS - 0.56%
1.08%, Due 6/12/2003 (Note A)...  $    3,030       3,026
                                                --------
    TOTAL U.S. TREASURY BILLS...                   3,026
                                                --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 12.24%
American AAdvantage Money Market
  Select Fund...................  63,176,747     63,177
AMR Investments Enhanced Yield
  Business Trust................   3,024,136      3,024
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 66,201
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 69,227
                                               --------
TOTAL INVESTMENTS - 105.05%
  (COST $585,131)...............                568,262
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (5.05%)..............                (27,297)
                                               --------
TOTAL NET ASSETS - 100%.........               $540,965
                                               ========

---------------

(A) At April 30, 2003, security held as collateral for open futures contracts.

* - All or a portion of this security is on loan at April 30, 2003. See Note 4

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
COMMON STOCK - 97.85%
CONSUMER DISCRETIONARY - 15.38%
AUTO COMPONENTS - 0.17%
Delphi Corporation................         666     $     6
Johnson Controls, Incorporated....         200          16
Lear Corporation+.................         600          24
Visteon Corporation...............       2,300          16
                                                   -------
    TOTAL AUTO COMPONENTS.........                      62
                                                   -------
AUTOMOBILES - 0.09%
Harley Davidson, Incorporated.....         700          31
                                                   -------
    TOTAL AUTOMOBILES.............                      31
                                                   -------
HOTELS, RESTAURANTS & LEISURE - 1.19%
Carnival Corporation*.............       1,600          44
Starbucks Corporation+............      10,400         245
Wendy's International,
  Incorporated....................       1,800          52
Yum Brands, Incorporated+.........       3,400          84
                                                   -------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE.....................                     425
                                                   -------
INTERNET & CATALOG RETAIL - 0.96%
Amazon.com, Incorporated+.........       6,500         186
Ebay, Incorporated+...............       1,700         158
                                                   -------
    TOTAL INTERNET & CATALOG
      RETAIL......................                     344
                                                   -------
LEISURE EQUIPMENT & PRODUCTS - 0.48%
Mattel, Incorporated..............       7,400         161
Polaris Industries,
  Incorporated*...................         200          11
                                                   -------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS....................                     172
                                                   -------
HOUSEHOLD DURABLES - 0.20%
NVR, Incorporated+................          50          18
Whirlpool Corporation.............       1,000          53
                                                   -------
    TOTAL HOUSEHOLD DURABLES......                      71
                                                   -------
MEDIA - 2.95%
AOL Time Warner, Incorporated+....       6,800          93
Comcast Corporation, Class A
  Common Stock+...................         500          16
Comcast Corporation, Class A
  Special Common Stock+...........       1,000          30
Fox Entertainment Group,
  Incorporated+...................      10,000         254
General Motors Corporation+.......      12,700         150
Hearst-Argyle Television,
  Incorporated+...................       1,200          29
Liberty Media Corporation+........       1,500          17
McGraw Hill Companies,
  Incorporated....................         300          18
The E.W. Scripps Company..........         100           8
Tribune Company...................       2,000          98
Viacom, Incorporated+.............       7,900         343
                                                   -------
    TOTAL MEDIA...................                   1,056
                                                   -------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
MULTILINE RETAIL - 5.26%
Dollar General Corporation........       5,000     $    73
Family Dollar Stores,
  Incorporated....................         900          31
Kohl's Corporation+...............       3,000         170
J.C. Penney Company,
  Incorporated....................      14,300         244
Target Corporation................       4,200         140
Wal-Mart Stores, Incorporated.....      21,700       1,222
                                                   -------
    TOTAL MULTILINE RETAIL........                   1,880
                                                   -------
SPECIALTY RETAIL - 3.39%
Abercrombie and Fitch Company+....       4,200         138
Blockbuster, Incorporated*........       3,800          68
Gap Inc. .........................       2,700          45
Home Depot, Incorporated..........      13,800         388
Limited Brands, Incorporated......       1,400          20
Lowe's Companies, Incorporated....       4,900         215
Staples, Incorporated+............      14,100         269
Williams Sonoma, Incorporated+....       2,700          70
                                                   -------
    TOTAL SPECIALTY RETAIL........                   1,213
                                                   -------
TEXTILES & APPAREL - 0.69%
Jones Apparel Group,
  Incorporated+...................       5,800         166
Nike, Incorporated................       1,500          80
                                                   -------
    TOTAL TEXTILES & APPAREL......                     246
                                                   -------
    TOTAL CONSUMER
      DISCRETIONARY...............                   5,500
                                                   -------
CONSUMER STAPLES - 8.99%
BEVERAGES - 2.31%
Coca Cola Company.................      18,000         727
PepsiCo, Incorporated.............       2,270          98
                                                   -------
    TOTAL BEVERAGES...............                     825
                                                   -------
FOOD & DRUG RETAILING - 1.34%
CVS Corporation...................       4,900         119
Sysco Corporation.................      11,100         319
Walgreen Company..................       1,400          43
                                                   -------
    TOTAL FOOD & DRUG RETAILING...                     481
                                                   -------
FOOD PRODUCTS - 1.55%
Kraft Foods, Incorporated.........      12,700         393
Sara Lee Corporation..............         800          13
Tyson Foods, Incorporated.........      15,600         150
                                                   -------
    TOTAL FOOD PRODUCTS...........                     556
                                                   -------
HOUSEHOLD PRODUCTS - 1.84%
Black & Decker Corporation........         300          12
Procter & Gamble Company..........       7,200         647
                                                   -------
    TOTAL HOUSEHOLD PRODUCTS......                     659
                                                   -------
PERSONAL PRODUCTS - 1.19%
Avon Products, Incorporated.......       4,100         239
Gillette Company..................       3,100          94

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
The Estee Lauder Companies,
  Incorporated....................       2,900     $    94
                                                   -------
    TOTAL PERSONAL PRODUCTS.......                     427
                                                   -------
TOBACCO - 0.76%
Altria Group, Incorporated........       8,300         255
R.J. Reynolds Tobacco Holdings,
  Incorporated....................         600          17
                                                   -------
    TOTAL TOBACCO.................                     272
                                                   -------
    TOTAL CONSUMER STAPLES........                   3,220
                                                   -------
ENERGY - 1.74%
ENERGY EQUIPMENT & SERVICES - 1.60%
Cooper Cameron Corporation+.......       2,700         129
Halliburton Company...............      10,100         216
Rowan Companies, Incorporated+....         300           6
Transocean, Incorporated..........      11,600         221
                                                   -------
    TOTAL ENERGY EQUIPMENT &
      SERVICES....................                     572
                                                   -------
OIL & GAS - 0.14%
ConocoPhillips....................       1,000          50
                                                   -------
    TOTAL OIL & GAS...............                      50
                                                   -------
    TOTAL ENERGY..................                     622
                                                   -------
FINANCIALS - 10.53%
BANKS - 0.83%
Bank of America Corporation.......       2,100         156
Greenpoint Financial
  Corporation.....................       1,600          76
Hudson City Bancorp,
  Incorporated....................         900          21
IndyMac Bancorp, Incorporated+....         800          18
Mellon Financial Corporation......         300           8
SunTrust Banks, Incorporated......         300          17
                                                   -------
    TOTAL BANKS...................                     296
                                                   -------
DIVERSIFIED FINANCIALS - 7.78%
American Express Company..........       9,300         352
Capital One Financial
  Corporation*....................       6,900         289
CIT Group, Incorporated+..........       4,200          86
Citigroup, Incorporated...........       4,100         161
Countrywide Financial
  Corporation.....................       3,600         243
E*Trade Group, Incorporated+......      15,900          87
Federal Home Loan Mortgage
  Corporation.....................       6,100         353
Federal National Mortgage
  Corporation.....................       2,200         159
Goldman Sachs Group,
  Incorporated....................         300          23
Lehman Brothers Holdings,
  Incorporated....................       2,700         170
Moody's Corporation...............       5,500         266
Morgan Stanley Dean Witter &
  Company.........................       4,500         201
Pinnacle West Capital
  Corporation.....................         300          10
Principal Financial Group,
  Incorporated....................       3,100          90

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
SLM Corporation...................       2,600     $   291
                                                   -------
    TOTAL DIVERSIFIED
      FINANCIALS..................                   2,781
                                                   -------
INSURANCE - 1.87%
Ambac Financial Group,
  Incorporated....................       6,000         350
Aon Corporation...................         400           9
Loews Corporation.................       5,800         239
Marsh & McLennan Companies,
  Incorporated....................         300          14
Protective Life Corporation.......         100           3
Prudential Financial,
  Incorporated....................       1,700          54
                                                   -------
    TOTAL INSURANCE...............                     669
                                                   -------
REAL ESTATE - 0.05%
CarrAmerica Realty Corporation....         700          18
                                                   -------
    TOTAL REAL ESTATE.............                      18
                                                   -------
    TOTAL FINANCIALS..............                   3,764
                                                   -------
HEALTH CARE - 27.19%
BIOTECHNOLOGY - 3.47%
Amgen, Incorporated+..............       8,952         549
Biogen, Incorporated+.............         800          30
Chiron Corporation+...............       1,000          41
Genentech, Incorporated+..........       2,500          95
Gilead Sciences, Incorporated+....       2,800         129
Human Genome Sciences,
  Incorporated+...................       2,300          27
MedImmune, Incorporated+..........      10,500         370
                                                   -------
    TOTAL BIOTECHNOLOGY...........                   1,241
                                                   -------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.87%
Applied Biosystems Group..........      10,100         177
Baxter International,
  Incorporated....................       2,100          48
Becton Dickinson & Company........         100           4
Boston Scientific Corporation+....       5,100         220
Fisher Scientific International,
  Incorporated+...................       4,400         127
Guidant Corporation+..............       8,000         312
Medtronic, Incorporated...........       4,800         229
St. Jude Medical, Incorporated+...         300          16
Zimmer Holdings, Incorporated+....       5,400         253
                                                   -------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES....................                   1,386
                                                   -------
HEALTH CARE PROVIDERS & SERVICES - 5.12%
Aetna, Incorporated...............         100           5
Anthem, Incorporated+.............       3,200         220
Cardinal Health, Incorporated.....       5,100         282
Cigna Corporation.................       1,000          52
HCA, Incorporated.................       4,800         154
Health Net, Incorporated+.........       8,700         227
Humana, Incorporated+.............      12,300         136
McKesson HBOC, Incorporated.......       4,000         111
PacifiCare Health Systems,
  Incorporated+...................       8,600         274
Quintiles Transnational
  Corporation+....................       2,200          31

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Henry Schein, Incorporated+.......       3,100     $   134
Tenet Healthcare Corporation+.....       2,200          33
Unitedhealth Group, Incorporated..       1,900         175
                                                   -------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES....................                   1,834
                                                   -------
PHARMACEUTICALS - 14.73%
Abbott Laboratories...............       8,700         353
Bristol-Myers Squibb Company......       9,300         238
Eli Lilly & Company...............         500          32
Forest Laboratories,
  Incorporated+...................       6,400         331
Johnson & Johnson.................      22,000       1,240
Merck & Company, Incorporated.....      14,400         838
Pfizer, Incorporated..............      58,660       1,804
Schering Plough Corporation.......       2,000          36
Wyeth Corporation.................       9,100         396
                                                   -------
    TOTAL PHARMACEUTICALS.........                   5,268
                                                   -------
    TOTAL HEALTH CARE.............                   9,729
                                                   -------
INDUSTRIALS - 9.57%
AEROSPACE & DEFENSE - 0.38%
Boeing Company....................         400          11
Honeywell International,
  Incorporated....................       1,100          26
United Technologies Corporation...       1,600          99
                                                   -------
    TOTAL AEROSPACE & DEFENSE.....                     136
                                                   -------
COMMERCIAL SERVICES & SUPPLIES - 2.29%
Cintas Corporation................         200           7
Concord EFS, Incorporated+........       1,700          24
Deluxe Corporation................       4,500         198
FedEx Corporation.................         100           6
First Data Corporation............      10,600         416
Manpower, Incorporated............         500          16
United Parcel Service,
  Incorporated....................       1,300          81
Waste Management, Incorporated....       3,300          72
                                                   -------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES....................                     820
                                                   -------
CONSTRUCTION & ENGINEERING - 0.12%
Masco Corporation.................       2,100          44
                                                   -------
    TOTAL CONSTRUCTION &
      ENGINEERING.................                      44
                                                   -------
ELECTRICAL EQUIPMENT - 0.23%
Arrow Electronics,
  Incorporated+...................       4,800          81
                                                   -------
    TOTAL ELECTRICAL EQUIPMENT....                      81
                                                   -------
INDUSTRIAL CONGLOMERATES - 6.49%
3M Company........................         700          88
General Electric Company..........      68,300       2,011
Tyco International, Limited.......      14,200         222
                                                   -------
    TOTAL INDUSTRIAL
      CONGLOMERATES...............                   2,321
                                                   -------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
MACHINERY - 0.01%
SPX Corporation+..................         100     $     3
                                                   -------
    TOTAL MACHINERY...............                       3
                                                   -------
ROAD & RAIL - 0.05%
Burlington Northern Santa Fe
  Corporation.....................         600          17
                                                   -------
    TOTAL ROAD & RAIL.............                      17
                                                   -------
    TOTAL INDUSTRIALS.............                   3,422
                                                   -------
INFORMATION TECHNOLOGY - 22.46%
COMMUNICATIONS EQUIPMENT - 4.15%
Avaya, Incorporated+..............           1          --
Cisco Systems, Incorporated+......      46,000         692
Juniper Networks,
  Incorporated+*..................       4,500          46
Motorola, Incorporated............      15,200         120
Qualcomm, Incorporated............      19,600         625
                                                   -------
    TOTAL COMMUNICATIONS
      EQUIPMENT...................                   1,483
                                                   -------
COMPUTERS & PERIPHERALS - 3.65%
Dell Computer Corporation+........      25,800         746
EMC Corporation+..................       6,600          60
Hewlett Packard Company...........         100           2
International Business Machines
  Corporation.....................       3,000         255
Lexmark International,
  Incorporated+...................       2,600         194
NCR Corporation+..................       2,100          46
Sun Microsystems, Incorporated+...       1,100           4
                                                   -------
    TOTAL COMPUTERS &
      PERIPHERALS.................                   1,307
                                                   -------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.77%
Avnet, Incorporated+..............      10,500         134
Ingram Micro, Incorporated+.......       2,700          27
Jabil Circuit, Incorporated+......       3,500          65
Tech Data Corporation+............       2,100          50
                                                   -------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS.................                     276
                                                   -------
INTERNET SOFTWARE & SERVICES - 0.98%
Electronic Arts, Incorporated+....       5,900         350
                                                   -------
    TOTAL INTERNET SOFTWARE &
      SERVICES....................                     350
                                                   -------
IT CONSULTING & SERVICES - 1.15%
BearingPoint, Incorporated+.......       3,600          29
Computer Sciences Corporation+....       8,100         267
SunGard Data Systems,
  Incorporated+...................       5,400         116
                                                   -------
    TOTAL IT CONSULTING &
      SERVICES....................                     412
                                                   -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.84%
Altera Corporation+...............       8,200         130
Analog Devices, Incorporated+.....       2,300          76
Applied Materials,
  Incorporated+...................      12,100         177
Intel Corporation.................      43,500         800

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Intersil Corporation+.............       2,400     $    44
QLogic Corporation+...............       1,900          84
Teradyne, Incorporated+...........         700           8
Texas Instruments, Incorporated...      19,000         351
Xilinx, Incorporated+.............       2,200          60
                                                   -------
    TOTAL SEMICONDUCTOR EQUIPMENT
      & PRODUCTS..................                   1,730
                                                   -------
SOFTWARE - 6.92%
BMC Software, Incorporated+.......      15,800         236
Intuit, Incorporated+.............       3,300         128
Microsoft Corporation.............      66,200       1,693
Oracle Corporation+...............      15,100         179
Siebel Systems, Incorporated+.....       7,900          68
Symantec Corporation+.............       3,900         171
                                                   -------
    TOTAL SOFTWARE................                   2,475
                                                   -------
    TOTAL INFORMATION
      TECHNOLOGY..................                   8,033
                                                   -------
MATERIALS - 0.72%
CHEMICALS - 0.43%
Monsanto Company..................       8,908         155
                                                   -------
    TOTAL CHEMICALS...............                     155
                                                   -------
CONTAINERS & PACKAGING - 0.03%
Temple Inland, Incorporated.......         200           9
                                                   -------
    TOTAL CONTAINERS &
      PACKAGING...................                       9
                                                   -------
METALS & MINING - 0.26%
Alcoa, Incorporated...............       2,600          60
Newmont Mining Corporation........         700          19
United States Steel Corporation...       1,000          14
                                                   -------
    TOTAL METALS & MINING.........                      93
                                                   -------
    TOTAL MATERIALS...............                     257
                                                   -------
TELECOMMUNICATION SERVICES - 1.24%
DIVERSIFIED TELECOMMUNICATION - 0.44%
Sprint Corporation................      12,100         139
Verizon Communications............         500          19
                                                   -------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION...........                     158
                                                   -------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
WIRELESS TELECOMMUNICATION SERVICE - 0.80%
AT&T Wireless Services,
  Incorporated+...................       7,300     $    47
Nextel Communications,
  Incorporated+...................      12,900         191
Sprint Corporation+*..............       6,900          24
United States Cellular
  Corporation+....................       1,000          24
                                                   -------
    TOTAL WIRELESS
      TELECOMMUNICATION SERVICE...                     286
                                                   -------
    TOTAL TELECOMMUNICATION
      SERVICES....................                     444
                                                   -------
UTILITIES - 0.03%
ELECTRIC UTILITIES - 0.02%
Xcel Energy, Incorporated.........         400           5
                                                   -------
    TOTAL ELECTRIC UTILITIES......                       5
                                                   -------
MULTI-UTILITIES - 0.01%
Dynegy, Incorporated..............         800           4
                                                   -------
    TOTAL MULTI-UTILITIES.........                       4
                                                   -------
    TOTAL UTILITIES...............                       9
                                                   -------
    TOTAL COMMON STOCK............                  35,000
                                                   -------
SHORT-TERM INVESTMENTS - 3.66%
American AAdvantage Money Market
  Select Fund.....................   1,127,986       1,128
iShares Russell 1000 Growth Index
  Fund............................       4,710         182
                                                   -------
    TOTAL SHORT-TERM
      INVESTMENTS.................                   1,310
                                                   -------
TOTAL INVESTMENTS - 101.51% (COST
  $36,237)........................                  36,310
                                                   -------
LIABILITIES, NET OF OTHER
  ASSETS - (1.51%)................                    (538)
                                                   -------
TOTAL NET ASSETS - 100%...........                 $35,772
                                                   =======

---------------

+ - non-income producing
* - All or a portion of this security is on loan at April 30, 2003. See Note 4

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
COMMON STOCK - 88.27%
CONSUMER DISCRETIONARY - 25.02%
AUTO COMPONENTS - 2.17%
Aftermarket Technology
  Corporation+.....................     8,870     $     95
Arvinmeritor, Incorporated.........    52,800          835
Bandag, Incorporated...............     3,600          119
Borg-Warner Automotive,
  Incorporated.....................    20,600        1,209
Cooper Tire & Rubber Company.......    56,700          798
Dana Corporation...................   188,500        1,751
Tower Automotive, Incorporated+....    43,700          122
                                                  --------
    TOTAL AUTO COMPONENTS..........                  4,929
                                                  --------
AUTOMOBILES - 0.09%
Monaco Coach Corporation+*.........    15,000          203
                                                  --------
    TOTAL AUTOMOBILES..............                    203
                                                  --------
HOTELS RESTAURANTS & LEISURE - 5.26%
AFC Enterprises, Incorporated+*....    14,400          227
Aztar Corporation+.................    27,900          397
Bally Total Fitness Holdings
  Corporation+*....................    25,600          163
Bob Evans Farms, Incorporated......    26,600          675
CEC Entertainment, Incorporated+...    13,900          419
IHOP Corporation+*.................     2,400           63
Isle of Capri Casinos,
  Incorporated+*...................   108,800        1,405
Jack in the Box, Incorporated+.....    57,700        1,027
Lone Star Steakhouse & Saloon,
  Incorporated*....................   134,300        2,816
Magna Entertainment Corporation+*..    69,600          338
Mandalay Resort Group+*............   141,600        3,741
Papa John's International,
  Incorporated+*...................    14,400          342
Ryan's Family Steak Houses,
  Incorporated+....................    25,650          318
                                                  --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE......................                 11,931
                                                  --------
HOUSEHOLD DURABLES - 8.09%
American Greetings Corporation+*...    33,500          488
Beazer Homes USA, Incorporated+*...    62,400        4,384
Furniture Brands International,
  Incorporated+....................   117,100        2,781
La-Z-Boy, Incorporated*............    17,200          336
Libbey, Incorporated...............    11,300          254
M.D.C. Holdings, Incorporated*.....    33,541        1,546
Maytag Corporation.................    42,300          882
Standard Pacific Corporation.......     9,800          296
Toll Brothers, Incorporated+.......   182,200        4,236
Topps, Incorporated+...............   192,600        1,793
The Toro Company...................    19,200          716
Tupperware Corporation.............    44,900          622
                                                  --------
    TOTAL HOUSEHOLD DURABLES.......                 18,334
                                                  --------
INTERNET & CATALOG RETAIL - 0.21%
Insight Enterprises,
  Incorporated+....................    35,500          268

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
School Specialty, Incorporated+*...    11,600     $    215
                                                  --------
    TOTAL INTERNET & CATALOG
      RETAIL.......................                    483
                                                  --------
LEISURE EQUIPMENT & PRODUCTS - 0.58%
The Boyds Collection, Limited+*....    48,600          243
Callaway Golf Company..............     3,300           46
JAKKS Pacific, Incorporated+*......    18,800          244
Nautilus Group, Incorporated+*.....    25,100          319
Polaris Industries,
  Incorporated*....................     8,900          471
                                                  --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................                  1,323
                                                  --------
MEDIA - 0.70%
R.H. Donnelley Corporation+........    34,200        1,021
Reader's Digest Association,
  Incorporated.....................    47,800          574
                                                  --------
    TOTAL MEDIA....................                  1,595
                                                  --------
MULTILINE RETAIL - 0.83%
BJ's Wholesale Club,
  Incorporated+....................    53,500          755
Dillard's, Incorporated............    62,200          870
ShopKo Stores, Incorporated+*......    22,300          268
                                                  --------
    TOTAL MULTILINE RETAIL.........                  1,893
                                                  --------
SPECIALTY RETAIL - 6.83%
Barnes & Noble, Incorporated+......    35,700          703
Borders Group, Incorporated+.......    61,100          978
Buckle, Incorporated+..............    16,200          292
Burlington Coat Factory Warehouse
  Corporation......................    34,300          609
Cato Corporation...................    15,000          307
Electronics Boutique Holdings
  Corporation+*....................    16,600          310
Foot Locker, Incorporated..........   233,200        2,565
Genesco, Incorporated+*............   113,100        1,697
Group 1 Automotive,
  Incorporated+*...................    41,200        1,133
Handleman Company+*................    19,900          337
Hughes Supply, Incorporated........    15,500          435
Payless Shoesource,
  Incorporated+....................    52,500          833
Pep Boys, Incorporated.............    29,800          255
Rent-A-Center, Incorporated+.......    18,600        1,194
Stage Stores, Incorporated+*.......    62,000        1,297
Too, Incorporated+.................    13,100          243
United Auto Group, Incorporated+*..    48,500          827
United Rentals, Incorporated+*.....    59,100          609
Zale Corporation+..................    24,700          863
                                                  --------
    TOTAL SPECIALTY RETAIL.........                 15,487
                                                  --------
TEXTILES & APPAREL - 0.26%
Brown Shoe Company, Incorporated...     4,300          126
Russell Corporation................    20,700          396
Skechers U.S.A., Incorporated+.....     9,000           61
                                                  --------
    TOTAL TEXTILES & APPAREL.......                    583
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 56,761
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 2.77%
BEVERAGES - 0.46%
Adolph Coors Company*..............    19,400     $  1,039
                                                  --------
    TOTAL BEVERAGES................                  1,039
                                                  --------
FOOD & DRUG RETAILING - 1.38%
7 Eleven, Incorporated+............    27,500          247
Duane Reade, Incorporated+*........     9,200          124
Pathmark Stores, Incorporated+*....   204,400        1,429
Ruddick Corporation................    27,900          371
Winn-Dixie Stores, Incorporated*...    76,100          953
                                                  --------
    TOTAL FOOD & DRUG RETAILING....                  3,124
                                                  --------
FOOD PRODUCTS - 0.29%
Del Monte Foods Company+...........    44,400          353
Interstate Bakeries Corporation....    29,200          306
                                                  --------
    TOTAL FOOD PRODUCTS............                    659
                                                  --------
PERSONAL PRODUCTS - 0.10%
Playtex Products, Incorporated+....    32,100          236
                                                  --------
    TOTAL PERSONAL PRODUCTS........                    236
                                                  --------
TOBACCO - 0.54%
Dimon, Incorporated................    34,500          226
Schweitzer Mauduit International,
  Incorporated.....................    11,500          252
Universal Corporation..............    19,400          758
                                                  --------
    TOTAL TOBACCO..................                  1,236
                                                  --------
    TOTAL CONSUMER STAPLES.........                  6,294
                                                  --------
ENERGY - 1.97%
ENERGY EQUIPMENT & SERVICES - 0.40%
GulfMark Offshore, Incorporated+...    15,350          203
Offshore Logistics,
  Incorporated+....................    17,300          329
Universal Compression Holdings,
  Incorporated+*...................    11,200          203
Veritas DGC, Incorporated+.........    24,500          168
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                    903
                                                  --------
OIL & GAS - 1.57%
Chesapeake Energy Corporation*.....    10,200           82
General Maritime Corporation+*.....   170,000        1,477
The Houston Exploration Company+...    22,100          618
Teekay Shipping Corporation*.......    36,500        1,385
                                                  --------
    TOTAL OIL & GAS................                  3,562
                                                  --------
    TOTAL ENERGY...................                  4,465
                                                  --------
FINANCIALS - 21.81%
BANKS - 9.68%
Anchor BanCorp Wisconsin,
  Incorporated.....................    18,900          438
Berkshire Hill Bancorp,
  Incorporated.....................    41,742        1,102
Chemical Financial Corporation.....    18,310          539
Colonial Bancgroup, Incorporated...    95,400        1,214
Commercial Federal Corporation.....    34,800          749
Community Bank System,
  Incorporated.....................    10,000          347
Corus Bankshares, Incorporated.....    10,900          470
Downey Financial Corporation.......    21,600          948

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
First Citizens Bancshares,
  Incorporated.....................     6,800     $    661
First Federal Capital
  Corporation......................    15,200          287
First Financial Bankshares,
  Incorporated.....................     1,296           52
First Republic Bank+*..............    10,600          266
FirstFed Financial Corporation+....    13,000          422
FirstMerit Corporation.............    46,700          957
Gold Banc Corporation,
  Incorporated.....................     6,700           59
Greater Bay Bancorp*...............    39,800          637
IndyMac Bancorp, Incorporated+.....    42,300          942
Irwin Financial Corporation*.......    21,400          507
Klamath First Bancorp,
  Incorporated.....................    55,900          951
MAF Bancorp, Incorporated..........     5,400          182
Old National Bankcorp*.............       420            9
PFF Bancorp, Incorporated..........     8,000          270
Republic Bancorp, Incorporated*....    44,290          575
Roslyn Bancorp, Incorporated*......    64,000        1,221
Tierone Corporation+...............   186,600        3,441
Timberland Bancorp, Incorporated...    14,800          303
The Trust Company of New Jersey....    10,800          303
Trustmark Corporation..............    47,500        1,168
Unizan Financial Corporation.......     3,100           54
Washington Federal, Incorporated...    57,200        1,247
Webster Financial Corporation of
  Waterbury........................    35,500        1,333
Westcorp, Incorporated.............    14,054          298
                                                  --------
    TOTAL BANKS....................                 21,952
                                                  --------
DIVERSIFIED FINANCIALS - 2.22%
Brookfield Homes Corporation+......   163,400        2,476
Credit Acceptance Corporation+*....       900            7
E*Trade Group, Incorporated+.......   135,200          744
Financial Federal Corporation+.....    10,200          228
Friedman, Billings, Ramsey Group,
  Incorporated+....................   100,100        1,099
Walter Industries, Incorporated....    34,200          347
WFS Financial, Incorporated+.......     6,214          141
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                  5,042
                                                  --------
INSURANCE - 4.41%
Alfa Corporation...................     3,270           42
Allmerica Financial Corporation+...   278,000        4,254
AmerUs Group Company*..............    30,100          788
Commerce Group, Incorporated.......    25,000          927
Crawford & Company*................     5,800           25
FBL Financial Group, Incorporated..    21,400          430
First American Corporation.........    55,700        1,476
Fremont General Corporation*.......    63,500          594
Landamerica Financial Group,
  Incorporated.....................    14,000          575
National Western Life Insurance
  Company+.........................     2,500          248
Stewart Information Services
  Corporation+.....................    12,900          344
UICI+..............................    24,400          290
                                                  --------
    TOTAL INSURANCE................                  9,993
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
REAL ESTATE - 5.50%
American Financial Realty Trust,
  144A (Note A)+...................   338,100     $  3,922
AMB Property Corporation...........    37,600        1,026
Arden Realty, Incorporated.........    45,200        1,077
La Quinta Corporation+.............   184,200          624
LNR Property Corporation*..........   111,800        3,938
Ventas, Incorporated...............   122,600        1,594
Winston Hotels, Incorporated.......    38,850          299
                                                  --------
    TOTAL REAL ESTATE..............                 12,480
                                                  --------
    TOTAL FINANCIALS...............                 49,467
                                                  --------
HEALTH CARE - 5.25%
BIOTECHNOLOGY - 0.21%
Medarex, Incorporated+.............   116,700          487
                                                  --------
    TOTAL BIOTECHNOLOGY............                    487
                                                  --------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.71%
Bausch & Lomb, Incorporated........    45,100        1,586
Beckman Coulter, Incorporated......    17,700          688
CONMED Corporation+................       400            7
Mine Safety Appliances Company.....     7,500          287
Sola International,
  Incorporated+....................    19,000          266
Thoratec Corporation+*.............    76,322        1,049
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  3,883
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 3.08%
AMN Healthcare Services,
  Incorporated+*...................    20,000          182
Beverly Enterprises,
  Incorporated+....................    80,900          155
Genesis Health Ventures,
  Incorporated+....................    21,400          320
Humana Inc+........................   106,500        1,177
Kindred Healthcare,
  Incorporated+*...................    13,600          203
Maximus, Incorporated+*............    12,500          301
Orthodontic Centers of America,
  Incorporated+*...................    26,800          156
Owens & Minor, Incorporated........    13,600          253
Pacificare Health Systems,
  Incorporated+*...................    27,800          885
Province Healthcare Company+.......    13,600          136
Rotech Healthcare, Incorporated+...    88,000        1,377
Service Corporation
  International+...................   155,200          525
Stewart Enterprises,
  Incorporated+....................    80,600          236
Sunrise Assisted Living,
  Incorporated+*...................    17,200          464
US Oncology, Incorporated+.........    86,401          620
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  6,990
                                                  --------
PHARMACEUTICALS - 0.25%
ICN Pharmaceuticals, Incorporated..    64,500          564
                                                  --------
    TOTAL PHARMACEUTICALS..........                    564
                                                  --------
    TOTAL HEALTH CARE..............                 11,924
                                                  --------
INDUSTRIALS - 13.73%
AEROSPACE & DEFENSE - 1.11%
GenCorp, Incorporated..............    33,400          254
Kaman Corporation..................    16,800          168

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Precision Castparts Corporation....    40,600     $  1,124
Triumph Group, Incorporated+*......    12,300          323
United Defense Industrials,
  Incorporated+....................    26,600          650
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                  2,519
                                                  --------
BUILDING PRODUCTS - 0.55%
NCI Building Systems,
  Incorporated+....................    13,400          216
Universal Fastener Products,
  Incorporated*....................    13,600          239
Watsco, Incorporated...............     3,600           56
York International Corporation.....    30,400          726
                                                  --------
    TOTAL BUILDING PRODUCTS........                  1,237
                                                  --------
COMMERCIAL SERVICES & SUPPLIES - 8.11%
Allied Waste Industries,
  Incorporated+....................   334,300        2,775
Bowne & Company, Incorporated......   197,700        2,230
Central Parking Corporation*.......    18,700          187
CSG Systems International,
  Incorporated+....................    39,900          420
eFunds Corporation+*...............    29,500          270
John H. Harland Company*...........   121,200        2,903
Heidrick & Struggles International,
  Incorporated+*...................   131,500        1,841
Interpool, Incorporated............    21,100          322
Mac Gray Corporation+..............    39,100          125
McGrath Rentcorp...................       900           22
National Service Industries,
  Incorporated.....................    68,700          633
New England Business Service,
  Incorporated.....................    10,000          254
NCO Group, Incorporated+...........    20,000          335
The Pittston Company...............    29,900          381
United Stationers, Incorporated+...    25,100          680
Valassis Communications,
  Incorporated+....................   188,300        5,009
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                 18,387
                                                  --------
CONSTRUCTION & ENGINEERING - 0.30%
Quanta Services, Incorporated+.....     6,700           23
The Shaw Group, Incorporated+*.....    29,100          339
URS Corporation+*..................    23,200          330
                                                  --------
    TOTAL CONSTRUCTION &
      ENGINEERING..................                    692
                                                  --------
ELECTRICAL EQUIPMENT - 0.61%
Acuity Brands, Incorporated........    15,300          233
Global Power Equipment Group,
  Incorporated+*...................    33,900          203
Rayovac Corporation+...............    31,300          326
Tecumseh Products Company..........     3,900          157
Wesco International,
  Incorporated+....................    31,200          135
Woodward Governor Company*.........     8,600          318
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  1,372
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
INDUSTRIAL CONGLOMERATES - 0.03%
Standex International
  Corporation......................     3,100     $     65
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                     65
                                                  --------
MACHINERY - 2.17%
Albany International Corporation...     8,052          191
Flowserve Corporation+.............    42,600          658
Joy Global, Incorporated+*.........   211,400        2,615
Lincoln Electric Holdings,
  Incorporated.....................    21,800          419
The Manitowoc Company,
  Incorporated.....................    13,700          255
Mueller Industries,
  Incorporated+....................     4,200          107
SPS Technologies, Incorporated+....     1,100           29
Terex Corporation+*................    36,500          604
Watts Industries, Incorporated.....     2,300           38
                                                  --------
    TOTAL MACHINERY................                  4,916
                                                  --------
ROAD & RAIL - 0.85%
USF Corporation*...................    67,300        1,919
                                                  --------
    TOTAL ROAD & RAIL..............                  1,919
                                                  --------
    TOTAL INDUSTRIALS..............                 31,107
                                                  --------
INFORMATION TECHNOLOGY - 5.93%
COMMUNICATIONS EQUIPMENT - 0.37%
Black Box Corporation*.............    10,600          337
Tellabs, Incorporated+.............    80,800          499
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                    836
                                                  --------
COMPUTERS & PERIPHERALS - 0.47%
Gateway, Incorporated+.............   373,400        1,075
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                  1,075
                                                  --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.58%
IKON Office Solutions,
  Incorporated*....................    57,200          444
Tech Data Corporation+.............    36,400          874
                                                  --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS..................                  1,318
                                                  --------
INTERNET SOFTWARE & SERVICES - 0.01%
BSQUARE Corporation+...............    33,300           25
                                                  --------
    TOTAL INTERNET SOFTWARE &
      SERVICES.....................                     25
                                                  --------
IT CONSULTING & SERVICES - 0.17%
Investment Technology Group,
  Incorporated+....................    26,200          374
                                                  --------
    TOTAL IT CONSULTING &
      SERVICES.....................                    374
                                                  --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.14%
Dupont Photomasks, Incorporated+...    35,900          667
ESS Technology, Incorporated+......    33,400          231
Integrated Device Technology,
  Incorporated+....................    72,900          753
Nvidia Corporation+................    65,900          941
                                                  --------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS.....................                  2,592
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
SOFTWARE - 3.19%
Activision, Incorporated+..........   188,100     $  2,878
Advent Software, Incorporated+.....    82,100        1,034
Compuware Corporation+.............   559,735        2,457
Parametric Technology
  Corporation+.....................   262,800          867
                                                  --------
    TOTAL SOFTWARE.................                  7,236
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 13,456
                                                  --------
MATERIALS - 3.41%
CHEMICALS - 2.61%
Agrium, Incorporated...............   111,300        1,259
Celanese AG*.......................    50,100        1,120
FMC Corporation+...................   147,000        2,664
IMC Global, Incorporated...........    97,100          880
                                                  --------
    TOTAL CHEMICALS................                  5,923
                                                  --------
CONSTRUCTION MATERIALS - 0.05%
Centex Construction Products,
  Incorporated.....................     2,700          104
                                                  --------
    TOTAL CONSTRUCTION MATERIALS...                    104
                                                  --------
CONTAINERS & PACKAGING - 0.27%
Rock Tenn Company*.................    26,500          355
Silgan Holdings, Incorporated+*....     9,300          248
                                                  --------
    TOTAL CONTAINERS & PACKAGING...                    603
                                                  --------
METALS & MINING - 0.48%
Quanex Corporation.................     7,800          224
Steel Dynamics, Incorporated+*.....    64,600          782
Stillwater Mining Company+.........    33,400           90
                                                  --------
    TOTAL METALS & MINING..........                  1,096
                                                  --------
    TOTAL MATERIALS................                  7,726
                                                  --------
TELECOMMUNICATION SERVICES - 0.28%
WIRELESS TELECOMMUNICATION SERVICE - 0.28%
United States Cellular
  Corporation+*....................    26,600          640
                                                  --------
    TOTAL WIRELESS
      TELECOMMUNICATION SERVICE....                    640
                                                  --------
    TOTAL TELECOMMUNICATION
      SERVICES.....................                    640
                                                  --------
UTILITIES - 8.10%
ELECTRIC UTILITIES - 5.48%
Alliant Corporation*...............    48,200          846
Black Hills Corporation*...........    20,700          590
Cleco Corporation..................    35,500          532
DPL Inc. ..........................    57,600          797
DQE, Incorporated*.................    18,600          253
El Paso Electric Company+..........    38,500          437
Great Plains Energy,
  Incorporated*....................    52,700        1,379
Hawaiian Electric Industries,
  Incorporated.....................    28,200        1,166
Northeast Utilities................   280,200        4,181
OGE Energy Corporation.............    60,400        1,084
PNM Resources, Incorporated........    30,100          668
UIL Holdings Corporation*..........    11,200          404

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
WPS Resources Corporation..........     2,000     $     81
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                 12,418
                                                  --------
GAS UTILITIES - 2.31%
AGL Resources, Incorporated........    46,300        1,191
National Fuel Gas Company..........    62,100        1,457
Nicor, Incorporated................    33,900        1,019
Northwest Natural Gas Company......    19,700          509
Peoples Energy Corporation.........    27,500        1,069
                                                  --------
    TOTAL GAS UTILITIES............                  5,245
                                                  --------
MULTI-UTILITIES - 0.31%
Mirant Corporation+*...............   211,200          699
                                                  --------
    TOTAL MULTI-UTILITIES..........                    699
                                                  --------
    TOTAL UTILITIES................                 18,362
                                                  --------
    TOTAL COMMON STOCK.............                200,202
                                                  --------

                                     PAR
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS - 29.66%
U.S. TREASURY BILLS - 0.70%
4.35%, Due 6/12/2003 (Note
  B)...........................  $     1,590      1,588
                                               --------
    TOTAL U.S. TREASURY
      BILLS....................                   1,588
                                               --------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
OTHER SHORT-TERM INVESTMENTS - 28.96%
American AAdvantage Money
  Market Select Fund...........   45,673,849   $ 45,674
AMR Investments Enhanced Yield
  Business Trust...............   19,949,386     19,949
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS..............                  65,623
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS..............                  67,211
                                               --------
TOTAL INVESTMENTS - 117.93%
  (COST $273,091)..............                 267,413
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (17.93%)............                 (40,660)
                                               --------
TOTAL NET ASSETS - 100%........                $226,753
                                               ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,922 or 1.73% of net assets.

(B) At April 30, 2003, security held as collateral for open futures contracts.

* - All or a portion of this security is on loan at April 30, 2003. See Note 4

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
STOCKS - 94.73%
ARGENTINA - 0.22%
Perez Companc S.A., ADR+*........       5,739    $    43
Tenaris S.A., ADR+...............       1,600         38
                                                 -------
    TOTAL ARGENTINA..............                     81
                                                 -------
BRAZIL - 7.78%
Aracruz Celulose S.A., ADR.......       2,000         42
Banco Bradesco S.A., ADR+*.......       2,521         52
Banco Itau Holding Financeira
  S.A., ADR*.....................       9,236        308
Companhia de Bebidas das
  Americas, ADR..................      12,359        246
Companhia de Saneamento Basico do
  Estado de Sao Paulo............   4,750,000        170
Companhia de Tecidos Norte de
  Minas..........................     300,000         20
Companhia Energetica de Minas
  Gerais+........................  20,073,213        214
Companhia Siderurgica Nacional
  S.A., ADR......................       2,500         57
Companhia Vale do Rio Doce,
  ADR............................       1,800         50
Companhia Vale do Rio Doce,
  Preferred, ADR.................       6,688        177
Empresa Brasileira de Aeronautica
  S.A. (Embraer), ADR............      12,784        177
Petroleo Brasileiro S.A., ADR*...      36,702        681
Petroleo Brasileiro S.A.,
  Preferred, ADR.................       8,816        151
Tele Celular Sul Participacoes
  S.A., ADR......................       8,150         69
Tele Norte Leste Participacoes
  S.A., ADR*.....................      15,400        167
Telecomunicacoes Brasileiras
  S.A., ADR*.....................       7,960        207
Ultrapar Participacoes S.A.,
  ADR............................       6,900         55
Votorantim Celulose e Papel S.A.,
  ADR............................       2,150         41
                                                 -------
    TOTAL BRAZIL.................                  2,884
                                                 -------
CHINA - 4.39%
BYD Company Limited+.............      31,000         62
China Mobile (Hong Kong)
  Limited........................     236,000        474
China Mobile (Hong Kong) Limited,
  ADR*...........................      21,200        212
China Oilfield Services
  Limited+.......................      86,000         18
China Shipping Development
  Company Limited*...............     216,000         55
CNOOC Limited....................     218,000        287
Cosco Pacific Limited............      32,000         27
Denway Motors Limited*...........     174,000         58
Huaneng Power International,
  Incorporated...................     140,000        133

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
PetroChina Company Limited.......     501,000    $   114
Sinopec Shanghai Petrochemical
  Company Limited................     575,000         89
TPV Technology Limited*..........     205,000         52
TravelSky Technology Limited.....      74,000         44
                                                 -------
    TOTAL CHINA..................                  1,625
                                                 -------
CZECH REPUBLIC - 0.38%
Cesky Telecom, a.s., GDR+........      11,100        126
Komercni Banka, a.s., GDR........         600         14
                                                 -------
    TOTAL CZECH REPUBLIC.........                    140
                                                 -------
EGYPT - 1.07%
Commercial International Bank....       5,480         32
Commercial International Bank,
  GDR, 144A (Note A).............      15,300         81
Egyptian Company for Mobile
  Services (MobiNil)+............       2,900         23
Misr International Bank S.A.E.,
  GDR, 144A (Note A).............      26,562         32
Orascom Construction Industries..      19,666        135
Suez Cement Company, GDR, 144A
  (Note A).......................      14,469         93
                                                 -------
    TOTAL EGYPT..................                    396
                                                 -------
HONG KONG - 1.52%
China Resources Enterprises
  Limited*.......................     194,000        154
Qingling Motors Company Limited..     492,000         63
Shandong International Power
  Development Company Limited....     634,000        138
Shanghai Industrial Holdings
  Limited*.......................      83,000        100
Sinopec Yizheng Chemical Fibre
  Company Limited................     989,000        110
                                                 -------
    TOTAL HONG KONG..............                    565
                                                 -------
HUNGARY - 2.35%
Egis Gyogyszergyar Reszvnytarsas
  AG+............................         703         25
Gedeon Richter Rt. ..............       2,700        196
Magyar Olaj-es Gazipari
  Reszvenytarsasag...............       5,700        149
Magyar Olaj-es Gazipari
  Reszvenytarsasag, GDR..........       3,075         78
Magyar Tavkozlesi Rt. ...........      52,755        208
Magyar Tavkozlesi Rt., ADR.......       1,874         36
OTP Bank Rt. ....................      12,223        131
OTP Bank Rt., GDR+...............       2,235         48
                                                 -------
    TOTAL HUNGARY................                    871
                                                 -------
INDIA - 7.45%
Bajaj Auto Limited, GDR, 144A
  (Note A).......................       6,950         71
Bharat Petroleum Corporation
  Limited........................      22,233        109

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
GAIL (India) Limited, GDR........       7,650    $    73
GAIL (India) Limited, GDR, 144A
  (Note A).......................      16,500        158
Grasim Industries Limited, GDR,
  144A (Note A)..................       8,800         63
Gujarat Ambuja Cements Limited...       5,981         21
Gujarat Ambuja Cements Limited,
  GDR............................      17,050         58
HDFC Bank Limited, ADR*..........       2,810         46
Hindalco Industries Limited, GDR,
  144A (Note A)..................      12,400        159
Hindalco Industries Limited, GDR,
  144A (Note A)+.................       4,000         51
ICICI Bank Limited+..............       8,000         21
ICICI Bank Limited, ADR..........      20,200        106
Indian Hotels Company Limited+...       9,250         33
Infosys Technologies Limited,
  ADR*...........................         544         22
ITC Limited......................      12,400        179
ITC Limited, GDR.................       7,750        112
Larsen & Toubro Limited, GDR.....       2,350         19
Mahanagar Telephone Nigam
  Limited........................      40,000         78
Mahanagar Telephone Nigam
  Limited, ADR*..................      49,600        193
Mahindra & Mahindra Limited, GDR,
  144A (Note A)..................      21,800         49
Ranbaxy Laboratories Limited,
  GDR............................       4,620         72
Reliance Industries Limited,
  GDR............................      47,905        278
Reliance Industries Limited, GDR,
  144A (Note A)..................      10,560        121
Satyam Computer Services
  Limited........................      33,200        107
State Bank of India, GDR+........      10,500        157
State Bank of India, GDR, 144A
  (Note A).......................       9,600        143
Tata Engineering, GDR+...........      34,600        112
Tata Engineering and Locomotive
  Company Limited, GDR, 144A
  (Note A)+......................      33,200        106
Tata Tea Limited, GDR............       4,500         19
Wipro Limited, ADR*..............       1,240         26
                                                 -------
    TOTAL INDIA..................                  2,762
                                                 -------
INDONESIA - 2.99%
PT Astra International Tbk+......     769,038        268
PT Bank Central Asia Tbk.........     220,500         62
PT Bank Pan Indonesia Tbk........   1,369,500         37
PT Gudang Garam Tbk..............     102,000        102
PT Hanjaya Mandala Sampoerna
  Tbk............................     122,500         50
PT Indofood Sukses Makmur Tbk....   1,314,000        110
PT Indonesian Satellite
  Corporation Tbk................      73,000         73

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
PT Ramayana Lestari Sentosa Tbk..     162,500    $    49
PT Telekomunikasi Indonesia......     755,000        357
                                                 -------
    TOTAL INDONESIA..............                  1,108
                                                 -------
ISRAEL - 2.16%
Bank Hapoalim Limited+...........     120,280        208
Check Point Software
  Technologies+*.................      20,300        319
ECI Telecom Limited+.............      29,861         63
Supersol Limited.................      46,000         89
Teva Pharmaceutical Industries
  Limited, ADR*..................       2,608        122
                                                 -------
    TOTAL ISRAEL.................                    801
                                                 -------
MALAYSIA - 2.79%
Commerce Asset-Holding Berhad....     150,000        116
Gamuda Berhad....................      73,000        100
Genting Berhad...................      44,200        140
Magnum Corporation Berhad........     125,000         78
Malayan Banking Berhad...........      70,800        147
Malaysia International Shipping
  Corporation Berhad.............      73,900        145
Malaysian Pacific Industries
  Berhad.........................      11,000         32
Resorts World Berhad.............      23,000         51
Sime Darby Berhad................     142,000        187
SP Setia Berhad..................      70,499         40
                                                 -------
    TOTAL MALAYSIA...............                  1,036
                                                 -------
MEXICO - 8.75%
America Movil S.A. de C.V.,
  ADR............................      23,355        392
Apasco S.A. de C.V...............      11,200         76
Cemex S.A. de C.V................      29,071        132
Coca-Cola Femsa, S.A. de C.V.,
  ADR*...........................       9,775        208
Consorico Ara, S.A. de C.V.+.....      31,300         58
Controladora Commercial Mexicana
  S.A. de C.V.+..................     281,300        171
Desc S.A. de C.V.................     289,400        121
Fomento Economico Mexicano, S.A.
  de C.V.+.......................      10,000         38
Fomento Economico Mexicano, S.A.
  de C.V., ADR...................       1,679         64
Grupo Aeroportuario del Sureste
  S.A. de C.V., ADR..............      11,330        145
Grupo Continential, S.A..........      49,850         76
Grupo Financiero BBVA Bancomer,
  S.A. de C.V.+..................     252,800        220
Grupo Financiero BBVA Bancomer,
  S.A. de C.V., ADR+.............       3,900         68
Grupo Modelo, S.A. de C.V........      31,100         69
Kimberly-Clark de Mexico, S.A. de
  C.V............................     156,500        384

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Telefonos de Mexico, S.A. de
  C.V., ADR*.....................      24,878    $   751
Wal-Mart de Mexico, S.A. de C.V.,
  A Shares.......................       7,070         18
Wal-Mart de Mexico, S.A. de C.V.,
  Series C.......................      90,226        250
                                                 -------
    TOTAL MEXICO.................                  3,241
                                                 -------
PHILIPPINES - 0.91%
ABS-CBN Broadcasting
  Corporation+...................     145,000         33
Ayala Land Incorporated..........     294,000         28
Bank of the Philippine Islands...     100,680         70
Manila Electric Company..........     366,900         72
Philippine Long Distance
  Telephone Company+.............       7,400         53
Philippine Long Distance
  Telephone Company, ADR+*.......       7,700         56
Universal Robina Corporation.....     330,000         25
                                                 -------
    TOTAL PHILIPPINES............                    337
                                                 -------
POLAND - 2.26%
Polski Koncern Naftowy Orlen SA,
  GDR............................       3,000         28
Bank Pekao SA....................       6,905        155
Bank Pekao SA, GDR+..............         739         16
Bank Przemyslowo-Handlowy SA.....       1,567         93
KGHM Polska Miedz SA+............      67,091        204
Polski Koncern Naftowy Orlen SA..      37,807        178
Telekomunikacja Polska SA+.......      48,400        163
                                                 -------
    TOTAL POLAND.................                    837
                                                 -------
RUSSIA - 4.70%
AO VimpelCom, ADR+...............       1,600         64
JSC Surgutneftegaz, ADR*.........       9,011        180
JSC Surgutneftegaz, Preferred,
  ADR*...........................       1,328         32
LUKOIL Oil Company, ADR..........       9,177        632
Mining and Metallurgical Company
  Norilsk Nickel, ADR............       4,600        105
Mobile Telesystems, ADR+*........       3,200        154
Mobile Telesystems, GDR, 144A
  (Note A)+......................       1,800         76
RAO Gazprom, ADR.................       2,200         34
RAO Gazprom, ADR+................      10,700        168
Yukos Oil Company, ADR*..........       1,690        296
                                                 -------
    TOTAL RUSSIA.................                  1,741
                                                 -------
SOUTH AFRICA - 13.52%
ABSA Group Limited...............      32,800        144
Anglo American PLC...............      83,772      1,204
AngloGold Limited................       3,900        111
Aveng Limited....................      64,300         74
Bidvest Group Limited............      47,930        261

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Dimension Data Holdings PLC+.....     148,900    $    39
FirstRand Limited+...............     181,395        177
Gold Fields Limited..............      16,875        171
Gold Fields Limited, ADR*........         700          7
Impala Platinum Holdings
  Limited........................       2,329        115
Liberty Group Limited............       4,000         26
Metro Cash and Carry Limited+....     522,124        122
MTN Group Limited+...............      20,540         34
Nampak Limited...................     127,200        198
Naspers Limited..................      11,700         35
Nedcor Limited...................      33,600        453
Old Mutual PLC*..................     313,887        460
Sage Group Limited+..............      47,861         10
Sanlam Limited+..................      77,850         65
Sappi Limited....................       6,156         76
Sappi Limited, ADR...............       1,320         16
Sasol Limited....................      48,802        529
Sasol Limited, ADR...............         925         10
Shoprite Holdings Limited........     102,000         79
Standard Bank Group Limited......      65,740        264
Steinhoff International Holdings
  Limited+.......................     132,724         97
Telkom South Africa Limited+.....       7,200         31
Telkom South Africa Limited,
  ADR+*..........................         650         11
Tiger Brands Limited.............      21,550        189
                                                 -------
    TOTAL SOUTH AFRICA...........                  5,008
                                                 -------
SOUTH KOREA - 17.87%
Cheil Communications,
  Incorporated...................       1,100         96
CJ Corporation...................       5,470        187
CJ Home Shopping Company
  Limited........................       2,291        105
Daishin Securities Company
  Limited........................      14,180        190
Hyundai Development Company......       7,800         50
Hyundai Mobis....................      12,370        246
Hyundai Motor Company Limited....      10,890        257
Hyundai Motor Company Limited+...       4,640         52
Kookmin Bank.....................       4,031        113
Kookmin Bank, ADR................       8,600        237
Korea Electric Power
  Corporation....................      33,690        567
Korea Exchange Bank Credit
  Services Company Limited+......      10,100         75
KT Corporation, ADR*.............      12,800        259
KT&G Corporation, GDR, 144A (Note
  A).............................      21,900        165
LG Card Company Limited..........       2,200         32
LG Electronics, Incorporated.....       9,175        316
LG Household & Health Care
  Limited........................       2,960         70

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Pantech Company Limited..........       7,150    $    65
POSCO............................       4,610        389
POSCO, ADR.......................       1,500         31
Samsung Corporation..............      31,960        168
Samsung Electronics Company
  Limited........................       5,020      1,260
Samsung Electronics Company
  Limited, Preferred+............       1,030        126
Samsung SDI Company Limited......       5,920        370
Samsung Securities Company
  Limited+.......................       9,350        192
Shinhan Financial Group Company
  Limited........................      28,080        277
Shinsegae Company Limited........         440         53
SK Telecom Company Limited.......       4,420        615
Tong Yang Confectionery
  Corporation....................       1,360         59
                                                 -------
    TOTAL SOUTH KOREA............                  6,622
                                                 -------
TAIWAN - 9.72%
Accton Technology Corporation....     192,075        129
Advanced Semiconductor
  Engineering, Incorporated+.....     184,530         95
Advanced Semiconductor
  Engineering, Incorporated,
  ADR+*..........................      18,463         48
Ambit Microsystems Corporation...      17,000         49
ASE Test Limited+*...............       9,000         31
Asustek Computer, Incorporated...      80,000        156
Cathay Financial Holding Company
  Limited........................     151,000        169
Chinatrust Financial Holding
  Company Limited................     251,340        196
Compal Electronics,
  Incorporated...................      30,000         32
Elan Microelectronics
  Corporation+...................     144,060         92
Evergreen Marine Corporation.....      57,000         35
Hon Hai Precision Industry
  Company Limited................      61,750        193
Largan Precision Company
  Limited........................      10,400         64
Nan Ya Plastics Corporation......     145,817        126
Novatek Microelectronics
  Corporation Limited............      29,600         53
Phoenixtec Power Company
  Limited........................      73,000         56
Polaris Securities Company
  Limited+.......................     134,000         47
Powerchip Semiconductor
  Corporation, GDR, 144A (Note
  A).............................       8,900         19
Premier Image Technology
  Corporation....................      66,000         86
Quanta Computer, Incorporated+...     154,200        270
Quanta Storage, Incorporated+....       8,000         36

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Siliconware Precision Industries
  Company+.......................     146,580    $    69
SinoPac Holdings.................     537,736        167
Standard Foods Corporation, GDR,
  144A (Note A)..................      27,272         25
Taishin Financial Holdings
  Company Limited+...............     289,000        131
Taiwan Cellular Corporation......     329,150        213
Taiwan Semiconductor
  Manufacturing Company
  Limited+.......................     373,440        512
United Microelectronics
  Corporation+...................     493,150        283
United Microelectronics
  Corporation, ADR+*.............      27,500         89
Yaego Corporation+...............     566,000        109
Zyxel Communications
  Corporation....................      13,000         22
                                                 -------
    TOTAL TAIWAN.................                  3,602
                                                 -------
THAILAND - 2.75%
Advanced Info Service Public
  Company Limited................      10,000         10
Bangkok Bank Public Company
  Limited+.......................     117,300        164
BEC World Public Company
  Limited........................       2,900         14
Charoen Pokphand Foods Public
  Company Limited+...............     220,000         16
Hana Microelectronics Public
  Company Limited+...............      18,000         32
Kasikornbank Public Company
  Limited+.......................     269,100        228
Land & Houses Public Company
  Limited........................     305,400         55
PTT Exploration and Production
  Public Company Limited+........      47,100        123
The Siam Cement Public Company
  Limited, NVDR..................      46,000        130
Siam Commercial Bank Public
  Company Limited+...............     260,100        208
Siam Makro Public Company
  Limited........................      51,600         38
                                                 -------
    TOTAL THAILAND...............                  1,018
                                                 -------
TURKEY - 1.02%
Akbank T.A.S.+...................   4,618,868         16
Akcansa Cimento A.S. ............  16,368,500         46
Arcelik A.S. ....................   5,505,000         53
Enka Insaat ve Sanayi A.S. ......   1,711,823         60
Tofas Turk Otomobil Fabrikasi
  A.S.+..........................   6,023,000         17
Tupras-Turkiye Petrol
  Rafinerileri A.S. .............  20,860,000        145

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Turkcell Iletisim Hizmetleri
  A.S.+..........................   6,555,500    $    39
                                                 -------
    TOTAL TURKEY.................                    376
                                                 -------
VENEZUELA - 0.13%
Compania Anonima Nacional
  Telfonos de Venezuela, ADR*....       4,509         47
                                                 -------
    TOTAL VENEZUELA..............                     47
                                                 -------
    TOTAL STOCKS.................                 35,098
                                                 -------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
SHORT TERM INVESTMENTS - 13.40%
American AAdvantage Money Market
  Select Fund....................   4,967,746    $ 4,968
                                                 -------
    TOTAL SHORT TERM
      INVESTMENTS................                  4,968
                                                 -------
TOTAL INVESTMENTS - 108.13% (COST
  $40,595).......................                 40,066
                                                 -------
LIABILITIES, NET OF OTHER
  ASSETS - (8.13%)...............                 (3,013)
                                                 -------
TOTAL NET ASSETS - 100%..........                $37,053
                                                 =======

---------------
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,412 or 3.81% of net assets.

* - All or a portion of this security is on loan at April 30, 2003. See Note 4

+ - non-income producing

AMERICAN AADVANTAGE EMERGING MARKETS FUND
EMERGING MARKETS SECTOR DIVERSIFICATION
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
Consumer Discretionary......................................       8.72%
Consumer Staples............................................       7.12%
Energy......................................................       9.96%
Financials..................................................      17.42%
Health Care.................................................       1.12%
Industrials.................................................       8.15%
Information Technology......................................      12.43%
Materials...................................................      11.88%
Short-Term Investments......................................      13.40%
Telecommunication Services..................................      13.67%
Utilities...................................................       4.26%
Liabilities, net of other assets............................      (8.13%)
                                                                 -------
      NET ASSETS............................................     100.00%
                                                                 =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 87.81%
CABLE/MEDIA - 4.48%
EchoStar Communications Corporation, 9.375%, Due 2/1/2009...  $     3,250     $  3,506
EchoStar DBS Corporation, 9.125%, Due 1/15/2009.............          300          338
Paxon Communications Corporation, 12.25%, Due 1/15/2009.....        2,500        2,100
Regal Cinemas Corporation, 9.375%, Due 2/1/2012.............        3,371        3,708
                                                                              --------
    TOTAL CABLE/MEDIA.......................................                     9,652
                                                                              --------
CASINO/GAMING - 5.80%
Aztar Corporation,
  8.875%, Due 5/15/2007.....................................          640          669
  9.00%, Due 8/15/2011......................................        2,500        2,644
Chumash Casino & Resort Enterprises, 9.00%, Due 7/15/2010,
  144A (Note A).............................................        1,250        1,337
Horseshoe Gaming, LLC, 8.625%, Due 5/15/2009................        4,014        4,265
MTR Gaming Group, Incorporated, 9.75%, Due 4/1/2010, 144A
  (Note A)..................................................          700          728
Turning Stone Casino Resort, 9.125%, Due 12/15/2010, 144A
  (Note A)..................................................        2,710        2,852
                                                                              --------
    TOTAL CASINO/GAMING.....................................                    12,495
                                                                              --------
CHEMICALS - 5.31%
Equistar Chemicals, LP, 8.50%, Due 2/15/2004................        2,250        2,379
FMC Corporation,
  6.375%, Due 9/1/2003......................................          750          759
  7.00%, Due 5/15/2008......................................        1,700        1,649
Ethyl Corporation, 8.875%, Due 5/1/2010, 144A (Note A)......        1,575        1,638
IMC Global, Incorporated,
  11.25%, Due 6/1/2011......................................        2,250        2,554
  11.25%, Due 6/1/2011, 144A (Note A).......................        1,250        1,419
Methanex Corporation, 7.75%, Due 8/15/2005..................        1,000        1,038
                                                                              --------
    TOTAL CHEMICALS.........................................                    11,436
                                                                              --------
CONSTRUCTION & ENGINEERING - 3.19%
Brand Services, Incorporated, 12.00%, Due 10/15/2012, 144A
  (Note A)..................................................        1,200        1,320
K. Hovnanian Enterprises, Incorporated, 8.875%, Due
  4/1/2012*.................................................        3,200        3,376
Schuler Homes, Incorporated, 9.375%, Due 7/15/2009..........        1,500        1,639
Toll Corporation, 8.25%, Due 12/1/2011......................          500          539
                                                                              --------
    TOTAL CONSTRUCTION & ENGINEERING........................                     6,874
                                                                              --------
CONSUMER PRODUCTS - 4.99%
American Greetings Corporation, 6.10%, Due 8/1/2028.........        1,900        1,862
Bausch & Lomb, Incorporated,
  6.75%, Due 12/15/2004.....................................          930          967
  6.50%, Due 8/1/2005.......................................          500          510
  7.125%, Due 8/1/2028......................................        2,022        1,901
Dan River, Incorporated, 12.75%, Due 4/15/2009, 144A (Note
  A)........................................................        1,500        1,462
Levi Strauss & Company, 6.80%, Due 11/1/2003................          750          763
PEI Holdings, Incorporated, 11.00%, Due 3/15/2010, 144A
  (Note A)..................................................        2,000        2,120
Phillips-Van Heusen Corporation, 8.125%, Due 5/1/2013, 144A
  (Note A)..................................................          125          129

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Toys "R" Us, Incorporated, 7.875%, Due 4/15/2013............  $     1,000     $  1,040
                                                                              --------
    TOTAL CONSUMER PRODUCTS.................................                    10,754
                                                                              --------
ENERGY - 9.09%
Citgo Petroleum Corporation, 11.375%, Due 2/1/2011, 144A
  (Note A)..................................................        1,500        1,672
Cleco Corporation, 7.00%, Due 5/1/2008......................        1,500        1,505
CMS Energy Corporation, 6.75%, Due 1/15/2004................        2,500        2,506
Compton Petroleum Corporation, 9.90%, Due 5/15/2009.........        1,500        1,635
Edison International, 6.875%, Due 9/15/2004.................          750          754
Ferrellgas Partners, Limited, 8.75%, Due 6/15/2012..........        1,500        1,620
Frontier Oil Corporation, 11.75%, Due 11/15/2009............        1,000        1,110
Newfield Exploration Company, 8.375%, Due 8/15/2012.........        1,000        1,096
NorthWestern Corporation, 6.95%, Due 11/15/2028.............        2,000        1,330
PG&E Gas Transmission, Northwest Company, 7.80%, Due
  6/1/2025..................................................        2,500        2,169
Sierra Pacific Power Company, 8.00%, Due 6/1/2008...........        2,150        2,150
Star Gas Partners, Limited Partnership, 10.25%, Due
  2/15/2013, 144A (Note A)..................................        2,000        2,035
                                                                              --------
    TOTAL ENERGY............................................                    19,582
                                                                              --------
FOOD/RESTAURANT - 3.28%
Advantica Restaurant Group, Incorporated, 12.75, Due
  9/30/2007.................................................        1,000        1,040
Corn Products International, Incorporated,
  8.25%, Due 7/15/2007......................................        1,000        1,038
  8.45%, Due 8/15/2009......................................        1,600        1,682
Herbalife International, Incorporated, 11.75%, Due
  7/15/2010.................................................        2,975        3,302
                                                                              --------
    TOTAL FOOD/RESTAURANT...................................                     7,062
                                                                              --------
HOTELS, RESTAURANTS & LEISURE - 3.04%
Booth Creek Ski Holdings, Incorporated, 12.50%, Due
  3/15/2007.................................................        2,000        1,960
Carmike Cinemas, Incorporated, 10.375%, Due 2/1/2009*.......        2,960        3,008
Florida Panthers Holdings, Incorporated, 9.875%, Due
  4/15/2009.................................................          500          528
Town Sports International, Incorporated, 9.625%, Due
  4/15/2011, 144A (Note A)..................................        1,000        1,050
                                                                              --------
    TOTAL HOTELS, RESTAURANTS & LEISURE.....................                     6,546
                                                                              --------
INFORMATION TECHNOLOGY - 0.22%
Peregrine Systems, Incorporated, 5.50%, Due 11/15/2007+.....          800          468
                                                                              --------
    TOTAL INFORMATION TECHNOLOGY............................                       468
                                                                              --------
INDUSTRIAL - 19.90%
AGCO Corporation, 8.50%, Due 3/15/2006......................        1,340        1,340
Alderwoods Group, Incorporated, 12.25%, Due 1/2/2009........        2,500        2,575
Appleton Papers, Incorporated, 12.50%, Due 12/15/2008.......          750          851
Asbury Automotive Group, Incorporated, 9.00%, Due
  6/15/2012.................................................        2,100        1,974
Collins & Aikman Corporation, 10.75%, Due 12/31/2011........        2,000        2,050
Crown European Holdings SA, 144A (Note A)
  9.50%, Due 3/1/2011.......................................        2,500        2,663
  10.875%, Due 3/1/2013.....................................        2,000        2,155

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Dana Corporation,
  6.25%, Due 3/1/2004.......................................  $     3,250     $  3,283
  10.125%, Due 3/15/2010....................................          500          560
  7.00%, Due 3/1/2029.......................................        1,500        1,268
Day International Group, Incorporated, 11.125%, Due
  6/1/2005..................................................        1,500        1,515
Joy Global, Incorporated, 8.75%, Due 3/15/2012*.............        1,950        2,106
K&F Industries, Incorporated, 9.625%, Due 12/15/2010........        2,000        2,160
Owens-Brockway Glass Containers, Incorporated,
  8.875%, Due 2/15/2009, 144A (Note A)......................        1,740        1,866
  8.75%, Due 11/15/2012.....................................        1,250        1,334
Owens-Illinois, Incorporated, 7.15%, Due 5/15/2005..........          750          765
Provident Companies, Incorporated, 7.00%, Due 7/15/2018.....        1,500        1,350
TransDigm, Incorporated, 10.375%, Due 12/1/2008.............        1,000        1,065
TRW Automotive, 9.375%, Due 2/15/2013, 144A (Note A)........        1,600        1,748
Tyco International Group S.A.,
  6.375%, Due 6/15/2005.....................................          750          757
  6.375%, Due 2/15/2006*....................................        1,600        1,608
  6.125%, Due 11/1/2008.....................................          500          491
  6.75%, Due 2/15/2011......................................        1,950        1,950
Xerox Credit Corporation, 6.10%, Due 12/16/2003.............        5,500        5,445
                                                                              --------
    TOTAL INDUSTRIAL........................................                    42,879
                                                                              --------
MEDICAL/HEALTHCARE - 14.37%
aaiPharma Incorporated, 11.00%, Due 4/1/2010*...............        3,900        4,173
Athena Neurosciences, Incorporated, 7.25%, Due 2/21/2008....        1,850        1,295
Bio Radiation Labs, Incorporated, 11.625%, Due 2/15/2007....        1,500        1,665
Fisher Scientific International, Incorporated, 8.125%, Due
  5/1/2012, 144A (Note A)...................................          750          806
IMCERA Group, Incorporated, 6.00%, Due 10/15/2003...........        1,125        1,103
Mallinckrodt Group, Incorporated, 6.50%, Due 11/15/2007.....          900          882
National Health Investors, 7.30%, Due 7/16/2007.............        1,000          963
NDCHealth Corporation, 10.50%, Due 12/1/2012, 144A (Note
  A)........................................................        1,800        1,908
Pacificare Health Systems, Incorporated, 10.75%, Due
  6/1/2009..................................................        2,500        2,769
Prime Medical Services, Incorporated, 8.75%, Due 4/1/2008...        1,000          945
Senior Housing Properties Trust, 7.875%, Due 4/15/2015......        2,000        2,030
Sepracor, Incorporated, 5.00%, Due 2/15/2007................        1,850        1,475
Tenet Healthcare Corporation, 7.375%, Due 2/1/2013..........        4,100        4,049
Vicar Operating, Incorporated, 9.875%, Due 12/1/2009........        1,116        1,233
United Rentals (North America), Incorporated,
  10.75%, Due 4/15/2008*....................................        1,217        1,314
  10.75%, Due 4/15/2008, 144A (Note A)......................          500          540
US Oncology, Incorporated, 9.625%, Due 2/1/2012.............        3,550        3,816
                                                                              --------
    TOTAL MEDICAL/HEALTHCARE................................                    30,966
                                                                              --------
RETAIL - 6.11%
AutoNation, Incorporated, 9.00%, Due 8/1/2008...............        3,070        3,346
Dollar General Corporation, 8.625%, Due 6/15/2010...........        3,180        3,466

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Pep Boys, Incorporated
  6.71%, Due 11/3/2004......................................  $     1,000     $    979
  7.00%, Due 6/1/2005.......................................          700          691
  6.88%, Due 3/6/2006.......................................        1,000          939
Woolworth Corporation, 8.50%, Due 1/15/2022.................        2,900        2,918
Zales Corporation, 8.50%, Due 10/1/2007.....................          800          832
                                                                              --------
    TOTAL RETAIL............................................                    13,171
                                                                              --------
TECHNOLOGY - 3.51%
Amkor Technology, Incorporated, 9.25%, Due 5/1/2006*........        1,500        1,567
Orbital Sciences Corporation, 12.00%, Due 8/15/2006.........        2,500        2,594
ON Semiconductor Corporation, 12.00%, Due 3/15/2010, 144A
  (Note A)*.................................................        1,500        1,620
UNOVA, Incorporated,
  6.875%, Due 3/15/2005.....................................        1,000          915
  7.00%, Due 3/15/2008......................................        1,000          870
                                                                              --------
    TOTAL TECHNOLOGY........................................                     7,566
                                                                              --------
TELECOM - 4.05%
FairPoint Communications, Incorporated, 11.875%, Due
  3/1/2010, 144A (Note A)...................................        2,000        2,220
GST Equipment Funding, Incorporated, 13.25%, Due
  5/1/2007+.................................................        2,500           --
Qwest Capital Funding, Incorporated, 5.875%, Due 8/3/2004...        1,000          940
Qwest Services Corporation, 13.50%, Due 12/15/2010, 144A
  (Note A)..................................................        3,000        3,330
US West Capital Funding, Incorporated, 6.25%, Due
  7/15/2005.................................................        1,350        1,212
US West Communication, 8.875%, Due 6/1/2031.................        1,000        1,027
                                                                              --------
    TOTAL TELECOM...........................................                     8,729
                                                                              --------
OTHER CORPORATE BONDS - 0.47%
Technical Olympic USA, Incorporated, 9.00%, Due 7/1/2010....        1,000        1,035
                                                                              --------
    TOTAL OTHER CORPORATE BONDS.............................                     1,035
                                                                              --------
    TOTAL CORPORATE BONDS...................................                   189,215
                                                                              --------

                                                                SHARES
                                                              -----------
SHORT TERM INVESTMENTS - 17.83%
American AAdvantage Money Market Select Fund................   24,887,453       24,887
Janus Money Market Fund.....................................      258,905          259
Short-Term Investment Company Liquid Asset Fund.............    3,277,988        3,278

                                                                  PAR
                                                                AMOUNT
                                                              -----------
Credit Suisse First Boston Tri Party Repo, 1.425%, Due
  5/1/2003, (Note B)........................................  $     5,000        5,000
Morgan Stanley Tri Party Repo, 1.425%, Due 5/1/2003, (Note
  C)........................................................        5,000        5,000
                                                                              --------
    TOTAL SHORT TERM INVESTMENTS............................                    38,424
                                                                              --------
TOTAL INVESTMENTS - 105.64% (COST $219,123).................                   227,639
                                                                              --------
LIABILITIES, NET OF OTHER ASSETS - (5.64%)..................                   (12,151)
                                                                              --------
TOTAL NET ASSETS - 100%.....................................                  $215,488
                                                                              ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $36,618 or 16.99% of net assets.
(B) Collateral held at J.P. Morgan Chase by Starfish Global Funding LLC, Commercial Paper, Due 5/21/2003, Market Value - $5,101
(C) Collateral held at the Bank of New York by Morgan Stanley, 7.252%, Due 9/15/2011, Market Value - $5,100
 * - All or a portion of this security is on loan at April 30, 2003. See Note 4 + - Non-income producing security. In the case of a bond, generally the bond is in default.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 9.73%
U.S. TREASURY BONDS - 4.70%
7.50%, Due 11/15/2016*......................................  $     1,675     $  2,206
8.125%, Due 8/15/2019*......................................        1,815        2,546
8.75%, Due 8/15/2020*.......................................          750        1,115
6.875%, Due 8/15/2025*......................................        1,750        2,231
6.25%, Due 5/15/2030*.......................................        1,870        2,253
5.375% Due 2/15/2031*.......................................          980        1,069
                                                                              --------
    TOTAL U.S. TREASURY BONDS...............................                    11,420
                                                                              --------
U.S. TREASURY NOTES - 5.03%
4.625%, Due 5/15/2006*......................................        3,480        3,748
6.125%, Due 8/15/2007.......................................        1,250        1,430
3.00%, Due 2/15/2008*.......................................        2,560        2,586
5.75%, Due 8/15/2010*.......................................          730          837
3.875%, Due 2/15/2013*......................................        3,610        3,615
                                                                              --------
    TOTAL U.S. TREASURY NOTES...............................                    12,216
                                                                              --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                    23,636
                                                                              --------
U.S. AGENCY OBLIGATIONS - 4.83%
FEDERAL HOME LOAN BANK - 1.09%
3.25%, Due 8/15/2005........................................          500          516
5.375%, Due 5/15/2006.......................................        1,950        2,128
                                                                              --------
    TOTAL FEDERAL HOME LOAN BANK............................                     2,644
                                                                              --------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.76%
5.50%, Due 7/15/2006........................................        2,445        2,689
5.125%, Due 10/15/2008*.....................................        1,000        1,096
5.50%, Due 9/15/2011........................................        1,875        2,070
5.75%, Due 1/15/2012........................................          750          842
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     6,697
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.98%
6.625%, Due 11/15/2010......................................          500          590
7.25%, Due 5/15/2030........................................        1,400        1,800
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                     2,390
                                                                              --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                    11,731
                                                                              --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 36.55%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.19%
Pool #G10084, 6.50%, Due 3/1/2008...........................          716          754
Pool #G10791, 6.00%, Due 3/1/2013...........................          367          385
Pool #G11202, 6.00%, Due 11/1/2016..........................          938          980
Pool #G00738, 8.00%, Due 7/1/2027...........................          710          770
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     2,889
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.47%
Pool #124119, 7.50%, Due 4/1/2007...........................          430          457
Pool #313522, 7.00%, Due 5/1/2012...........................          979        1,046
Pool #323223, 6.50%, Due 7/1/2013...........................          431          457

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Pool #439957, 6.00%, Due 11/1/2013..........................  $       594     $    624
Pool #488099, 5.50%, Due 2/1/2014...........................        1,423        1,488
Pool #323788, 6.50%, Due 6/1/2014...........................          220          234
Pool #323789, 6.00%, Due 6/1/2014...........................          633          665
Pool #535213, 7.00%, Due 3/1/2015...........................          158          169
Pool #557390, 7.50%, Due 10/1/2015..........................          218          234
Pool #535846, 6.00%, Due 4/1/2016...........................        1,874        1,965
Pool #535998, 6.50%, Due 6/1/2016...........................          282          299
Pool #254048, 6.50%, Due 10/1/2016..........................          335          355
Pool #545449, 6.50%, Due 2/1/2017...........................        1,786        1,893
Pool #545823, 5.50%, Due 8/1/2017...........................        2,500        2,602
Pool #100292, 10.00%, Due 9/1/2018..........................          447          512
Pool #100293, 9.50%, Due 8/1/2029...........................          406          457
Pool #599321, 7.00%, Due 7/1/2031...........................          589          623
Pool #545759, 6.50%, Due 7/1/2032...........................          661          691
TBA, 6.50%, Due 5/1/2017....................................        1,102        1,167
TBA, 6.00%, Due 6/1/2017....................................        3,105        3,255
TBA, 6.50%, Due 7/1/2031....................................          844          882
TBA, 6.50%, Due 4/1/2032....................................        2,997        3,132
TBA, 7.00%, Due 5/1/2032....................................        2,780        2,937
TBA, 7.50%, Due 7/1/2032....................................        1,470        1,567
TBA, 7.00%, Due 10/1/2032...................................        1,556        1,644
TBA 15 yr, 6.00%............................................        3,350        3,515
TBA 30 yr, 6.00%............................................       11,500       11,985
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    44,855
                                                                              --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 16.89%
Pool #780921, 7.00%, Due 11/15/2013.........................          903          972
Pool #780085, 11.50%, Due 8/15/2018.........................          295          335
Pool #342480, 7.50%, Due 12/15/2022.........................          131          141
Pool #358211, 7.00%, Due 6/15/2023..........................          170          181
Pool #001429, 7.50%, Due 10/20/2023.........................          481          513
Pool #351417, 7.00%, Due 1/15/2024..........................          165          176
Pool #354810, 7.50%, Due 4/15/2024..........................          172          185
Pool #404122, 8.00%, Due 7/15/2025..........................          163          178
Pool #780400, 7.00%, Due 12/15/2025.........................        1,623        1,731
Pool #405603, 7.00%, Due 4/15/2026..........................          153          163
Pool #426079, 7.50%, Due 5/15/2026..........................          114          122
Pool #430900, 7.50%, Due 7/15/2026..........................          115          124
Pool #780454, 7.00%, Due 10/15/2026.........................        1,129        1,203
Pool #780509, 6.50%, Due 2/15/2027..........................          777          820
Pool #002379, 8.00%, Due 2/20/2027..........................          622          669
Pool #780570, 7.00%, Due 5/15/2027..........................        1,317        1,400
Pool #002433, 8.00%, Due 5/20/2027..........................          141          152
Pool #780584, 7.00%, Due 6/15/2027..........................          376          400
Pool #780589, 7.00%, Due 6/15/2027..........................        1,171        1,245

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Pool #002457, 7.50%, Due 7/20/2027..........................  $       149     $    159
Pool #780615, 6.50%, Due 8/15/2027..........................        1,593        1,681
Pool #780642, 7.00%, Due 9/15/2027..........................          228          242
Pool #780680, 6.50%, Due 11/15/2027.........................        1,353        1,429
Pool #780747, 6.50%, Due 3/15/2028..........................        2,565        2,702
Pool #780788, 6.50%, Due 4/15/2028..........................        2,257        2,378
Pool #462680, 7.00%, Due 4/15/2028..........................          149          158
Pool #780777, 7.00%, Due 4/15/2028..........................          399          424
Pool #486598, 6.50%, Due 10/15/2028.........................          231          243
Pool #781096, 6.50%, Due 12/15/2028.........................          892          939
Pool #780995, 7.00%, Due 12/15/2028.........................          581          618
Pool #780990, 7.50%, Due 12/15/2028.........................          647          692
Pool #780936, 7.50%, Due 12/15/2028.........................        2,829        3,031
Pool #487057, 6.50%, Due 3/15/2029..........................          211          222
Pool #781029, 6.50%, Due 5/15/2029..........................        1,311        1,380
Pool #781035, 6.50%, Due 5/15/2029..........................        1,353        1,425
Pool #781273, 6.00%, Due 4/15/2031..........................        1,692        1,774
Pool #781274, 6.50%, Due 4/15/2031..........................        1,485        1,563
Pool #550284, 7.00%, Due 8/15/2031..........................          380          403
Pool #781328, 7.00%, Due 9/15/2031..........................        2,128        2,259
Pool #781340, 6.50%, Due 10/15/2031.........................          809          852
Pool #574846, 7.00%, Due 11/15/2031.........................        1,223        1,297
Pool #552404, 7.50%, Due 2/15/2032..........................           80           86
Pool #555732, 6.50%, Due 3/15/2032..........................          672          707
TBA 30 yr, 6.00%............................................        3,500        3,663
                                                                              --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                    41,037
                                                                              --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                    88,781
                                                                              --------
CORPORATE OBLIGATIONS - 40.58%
FINANCIAL - 21.15%
American General Finance Corporation, 5.375%, Due
  9/1/2009..................................................          360          385
Bank of America Corporation, 7.40%, Due 1/15/2011...........        1,300        1,561
Bank One Corporation,
  4.125%, Due 9/1/2007......................................          845          877
  4.90%, Due 4/30/2015......................................          700          702
Bank One, NA, 3.70%, Due 1/15/2008..........................          600          613
BB&T Corporation, 4.75%, Due 10/1/2012......................          320          325
Bear Stearns Companies, Incorporated, 3.00%, Due
  3/30/2006.................................................        1,500        1,527
BHP Finance (USA) Limited, 4.80%, Due 4/15/2013.............          700          715
Branch Banking & Trust Company, 4.875%, Due 1/15/2013.......        1,200        1,231
Burlington Resources Finance Company, 5.70%, Due 3/1/2007...        1,000        1,088
Caterpillar Financial Services,
  2.65%, Due 1/30/2006......................................          755          760
  4.875%, Due 6/15/2007*....................................          550          586
ChevronTexaco Capital Corporation, 3.50%, Due 9/17/2007.....          785          803

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Citigroup, Incorporated,
  6.20%, Due 3/15/2009......................................  $     1,300     $  1,454
  6.50%, Due 1/18/2011......................................          925        1,057
Countrywide Home Loan, Incorporated,
  3.50%, Due 12/19/2005.....................................        1,200        1,229
  4.25%, Due 12/19/2007.....................................          780          808
John Deere Capital Corporation, 4.125%, Due 7/15/2005.......        1,180        1,237
Fleet Norstar Financial Group, Incorporated, 8.625%, Due
  1/15/2007.................................................          600          707
FleetBoston Financial Corporation, 3.85%, Due 2/15/2008.....          900          915
Ford Motor Credit Company,
  5.75%, Due 2/23/2004......................................        1,360        1,383
  6.50%, Due 1/25/2007*.....................................          605          618
General Electric Capital Corporation,
  5.35%, Due 3/30/2006......................................        1,090        1,176
  7.375%, Due 1/19/2010*....................................        1,150        1,358
General Motors Acceptance Corporation,
  4.15%, Due 2/7/2005.......................................          600          605
  7.50%, Due 7/15/2005......................................          600          642
  6.125%, Due 8/28/2007.....................................          490          509
Goldman Sachs Group, Incorporated, 7.35%, Due 10/1/2009.....        1,250        1,466
Household Finance Corporation,
  5.75%, Due 1/30/2007......................................        1,000        1,087
  7.875%, Due 3/1/2007......................................          600          696
  6.375%, Due 11/27/2012....................................          410          452
ING Bank, NV, 5.125%, Due 5/1/2015, 144A (Note A)...........          700          714
KeyCorp Limited, 4.625%, Due 5/16/2005......................          290          304
Merrill Lynch & Company, Incorporated,
  6.56%, Due 12/16/2007.....................................        1,200        1,345
  3.70%, Due 4/21/2008......................................        1,055        1,064
MetLife, Incorporated, 3.911%, Due 5/15/2005................        1,000        1,036
Monumental Global Funding, 3.85%, Due 3/3/2008, 144A (Note
  A)........................................................        1,200        1,214
Morgan Stanley Dean Witter Discover & Company,
  6.10%, Due 4/15/2006......................................          550          603
  3.625%, Due 4/1/2008......................................        1,010        1,018
National City Bank, 3.30%, Due 5/15/2008....................        1,030        1,031
National City Corporation, 3.20%, Due 4/1/2008..............          700          697
PNC Funding Corporation, 7.50%, Due 11/1/2009...............        1,020        1,220
Prudential Financial, Incorporated, 3.75%, Due 5/1/2008.....        1,050        1,052
SLM Corporation,
  3.625%, Due 3/17/2008.....................................          730          735
  5.125%, Due 8/27/2012.....................................        1,200        1,249
Sprint Capital Corporation,
  7.90%, Due 3/15/2005......................................          400          424
  6.125%, Due 11/15/2008....................................          730          745

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Synovus Financial Corporation,
  7.25%, Due 12/15/2005.....................................  $     1,600     $  1,798
  4.875%, Due 2/15/2013, 144A (Note A)......................          700          706
Travelers Property Casualty Corporation, 144A (Note A)
  5.00%, Due 3/15/2013......................................          375          382
  6.375%, Due 3/15/2033.....................................          525          559
US Bancorp, 2.625%, Due 3/15/2006...........................          470          474
US Bank, NA,
  5.70%, Due 12/15/2008.....................................          985        1,087
  6.375%, Due 8/1/2011......................................          845          965
Washington Mutual, Incorporated, 4.375%, Due 1/15/2008......          600          624
Washington Mutual Financial Corporation, 6.875%, Due
  5/15/2011.................................................          370          426
Wells Fargo & Company,
  3.50%, Due 4/4/2008.......................................          700          707
  6.45%, Due 2/1/2011.......................................          550          631
                                                                              --------
    TOTAL FINANCIAL.........................................                    51,382
                                                                              --------
INDUSTRIAL - 16.34%
Allstate Corporation,
  5.375%, Due 12/1/2006.....................................          805          873
  6.125%, Due 12/15/2032....................................          310          332
Anheuser Busch Companies, Incorporated, 6.50%, Due
  1/1/2028*.................................................          700          797
Archer Daniels Midland Company, 5.875%, Due 10/1/2032.......          560          587
AT&T Broadband Corporation, 8.375%, Due 3/15/2013...........          588          717
AT&T Wireless Services, Incorporated,
  7.35%, Due 3/1/2006.......................................          575          641
  8.125%, Due 5/1/2012......................................          430          506
  8.75%, Due 3/1/2031.......................................          475          591
Atlantic Richfield Company,
  9.125%, Due 3/1/2011......................................          500          649
  8.50%, Due 4/1/2012.......................................          650          833
BellSouth Corporation, 5.00%, Due 10/15/2006................          300          322
Bristol Myers Squibb Company, 4.75%, Due 10/1/2006..........          800          850
Campbell Soup Company, 5.00%, Due 12/3/2012.................          350          361
Clear Channel Communications,
  4.25%, Due 5/15/2009......................................          605          608
  5.75%, Due 1/15/2013......................................          310          327
Comcast Cable Communications, 6.75%, Due 1/30/2011..........          385          425
Computer Sciences Corporation, 3.50%, Due 4/15/2008.........          600          595
Conagra Foods, Incorporated,
  7.125%, Due 10/1/2026.....................................          590          683
  7.00%, Due 10/1/2028......................................          600          675
ConocoPhillips,
  3.625%, Due 10/15/2007....................................          575          585
  5.90%, Due 10/15/2032.....................................          335          347
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................          500          565

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........  $     1,520     $  1,570
Dell Computer Corporation, 6.55%, Due 4/15/2008.............          600          683
Enterprise Products Partners LP, 144A (Note A)
  6.375%, Due 2/1/2013......................................          270          294
  6.875%, Due 3/1/2033......................................          830          884
Federated Department Stores, Incorporated, 6.79%, Due
  7/15/2027.................................................        1,000        1,051
Hewlett Packard Company, 5.75%, Due 12/15/2006*.............          925        1,007
International Business Machines Corporation,
  4.875%, Due 10/1/2006.....................................        1,025        1,103
  4.75%, Due 11/29/2012.....................................          600          618
International Paper Company, 6.75%, Due 9/1/2011............          550          623
Kroger Company, 7.375%, Due 3/1/2005........................          550          594
Lockheed Martin Corporation, 7.20%, Due 5/1/2036............        1,150        1,349
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................          300          332
Masco Corporation, 6.75%, Due 3/15/2006.....................        1,140        1,266
Norfolk Southern Corporation, 7.05%, Due 5/1/2037...........          975        1,117
Northrop Grumman Corporation, 7.125%, Due 2/15/2011.........        1,360        1,593
Occidental Petroleum Corporation,
  4.25%, Due 3/15/2010......................................          575          578
  6.75%, Due 1/15/2012......................................          600          691
Pepsi Bottling Group, Incorporated, 7.00%, Due 3/1/2029.....          575          683
Reed Elsevier Capital, Incorporated, 6.125%, Due 8/1/2006...        1,070        1,169
The Stanley Works, 4.90%, Due 11/1/2012, 144 (Note A).......          425          433
Target Corporation, 7.00%, Due 7/15/2031....................          550          647
Tenet Healthcare Corporation, 7.375%, Due 2/1/2013..........          330          326
Time Warner, Incorporated, 6.625%, Due 5/15/2029............          430          425
Tyson Foods, Incorporated, 6.625%, Due 10/1/2004............          660          689
Union Oil Company of California, 7.90%, Due 4/18/2008.......          100          118
Union Pacific Corporation, 6.50%, Due 4/15/2012.............          550          624
Verizon Virginia, 4.625%, Due 3/15/2013.....................        1,400        1,391
Verizon Wireless Capital LLC, 5.375%, Due 12/15/2006........        1,040        1,121
Viacom, Incorporated, 5.625%, Due 8/15/2012.................          805          871
Vodafone Group PLC, 3.95%, Due 1/30/2008....................          600          615
Wal-Mart Stores, Incorporated, 7.55%, Due 2/15/2030.........          550          704
Walt Disney Company, 5.375%, Due 6/1/2007...................          360          383
Weyerhaeuser Company, 5.95%, Due 11/1/2008..................          580          634
Wyeth Corporation, 6.70%, Due 3/15/2011, 144A (Note A)......          550          632
                                                                              --------
    TOTAL INDUSTRIAL........................................                    39,687
                                                                              --------
UTILITIES - 2.33%
AEP Texas Central Company, 6.65%, Due 2/15/2033, 144A (Note
  A)........................................................          230          248
Alberta Energy Limited, 7.375%, Due 11/1/2031...............          600          723
Consolidated Natural Gas Company, 6.875%, Due 10/15/2026....          550          612
Dominion Resources, Incorporated,
  7.625%, Due 7/15/2005.....................................          850          944
  5.00%, Due 3/15/2013......................................          400          403

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Emerson Electrical Company, 5.00%, Due 12/15/2014*..........  $       350     $    364
FirstEnergy Corporation, 6.45%, Due 11/15/2011..............          475          514
Kinder Morgan, Incorporated, 6.50%, Due 9/1/2012............          300          334
Marathon Oil Corporation, 5.375%, Due 6/1/2007..............          750          796
MidAmerican Energy Holdings Company, 5.875%, Due
  10/1/2012.................................................          400          418
Oncor Electric Delivery Company, 7.25%, Due 1/15/2033, 144A
  (Note A)..................................................          260          304
                                                                              --------
    TOTAL UTILITIES.........................................                     5,660
                                                                              --------
FOREIGN - 0.76%
Canadian Natural Resources Limited, 5.45%, Due 10/1/2012....          455          479
Province of Ontario, 5.50%, Due 10/1/2008...................          850          943
United Mexican States, 6.375%, Due 1/16/2013................          395          414
                                                                              --------
    TOTAL FOREIGN...........................................                     1,836
                                                                              --------
    TOTAL CORPORATE OBLIGATIONS.............................                    98,565
                                                                              --------
ASSET-BACKED SECURITIES - 3.08%
Citibank Credit Card Master Trust I 1998-2 A, 6.05%, Due
  1/15/2010*................................................        2,900        3,237
Discover Card Master Trust 1999-6 A, 6.85%, 7/17/2007.......        1,500        1,629
Ford Credit Auto Owner Trust 2002-C A4, 3.79%, Due
  9/15/2006.................................................        1,500        1,562
Honda Auto Receivables Owner Trust 2002-1 A3, 3.50%, Due
  10/17/2005................................................        1,050        1,065
                                                                              --------
    TOTAL ASSET-BACKED SECURITIES...........................                     7,493
                                                                              --------

                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 23.99%
American AAdvantage Money Market Select Fund................   39,834,415       39,834
AMR Investments Enhanced Yield Business Trust...............   18,445,704       18,446
                                                                              --------
    TOTAL SHORT-TERM INVESTMENTS............................                    58,280
                                                                              --------
TOTAL INVESTMENTS - 118.76% (COST $280,591).................                   288,486
                                                                              --------
LIABILITIES, NET OF OTHER ASSETS - (18.76%).................                   (45,578)
                                                                              --------
TOTAL NET ASSETS - 100%.....................................                  $242,908
                                                                              ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,370 or 2.62% of net assets.

* - All or a portion of this security is on loan at April 30, 2003. See Note 4

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      --------
                                                               (DOLLARS IN THOUSANDS)
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 11.75%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.03%
REMIC, M H-1 A, 10.15%, Due 4/15/2006.......................  $        1      $      1
REMIC, 2494 MB, 5.50%, Due 1/15/2010........................       2,000         2,023
Pool #E44213, 7.00%, Due 1/1/2008...........................         751           797
Pool #G10084, 6.50%, Due 3/1/2008...........................       1,023         1,078
Pool #E00228, 6.50%, Due 7/1/2008...........................         774           823
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     4,722
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.22%
Pool #050763, 7.00%, Due 7/1/2008...........................         366           392
Pool #050952, 6.50%, Due 12/1/2008..........................         831           886
Pool #252448, 5.50%, Due 4/1/2009...........................         859           909
Pool #313430, 6.50%, Due 3/1/2012...........................         886           942
Pool #323980, 6.00%, Due 4/1/2014...........................       1,460         1,534
Pool #545038, 6.00%, Due 9/1/2014...........................       1,388         1,458
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                     6,121
                                                                              --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.50%
Pool #780286, 7.00%, Due 6/15/2008..........................         943         1,006
Pool #351992, 6.00%, Due 12/15/2008.........................       1,816         1,925
                                                                              --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                     2,931
                                                                              --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                    13,774
                                                                              --------
CORPORATE OBLIGATIONS - 65.35%
FINANCIAL - 42.29%
American General Finance Corporation, 6.75%, Due
  11/15/2004................................................       2,000         2,145
Bank of America Corporation, 5.25%, Due 2/1/2007............       2,000         2,172
Bank One Corporation, 7.625%, Due 8/1/2005..................       2,000         2,244
Bear Stearns Companies, Incorporated, 3.00%, Due
  3/30/2006.................................................       2,000         2,035
Caterpillar Financial Services Corporation, 6.875%, Due
  8/1/2004..................................................       1,000         1,064
Chase Manhattan Corporation, 5.75%, Due 4/15/2004...........       1,300         1,352
Citigroup, Incorporated, 6.75%, Due 12/1/2005...............       2,000         2,226
Countrywide Home Loan, Incorporated, 6.85%, Due 6/15/2004...       2,000         2,113
FleetBoston Financial Corporation, 3.85%, Due 2/15/2008.....       2,500         2,542
Ford Motor Credit Company,
  7.50%, Due 6/15/2003......................................       1,000         1,004
  1.74%, Due 1/26/2004......................................       2,100         2,076
General Electric Capital Corporation, 7.50%, Due
  5/15/2005.................................................       2,000         2,225
General Motors Acceptance Corporation, 4.15%, Due
  2/7/2005..................................................       3,000         3,027
Goldman Sachs Group, Incorporated, 7.625%, Due 8/17/2005....       2,000         2,239
Household Financial Corporation,
  6.00%, Due 5/1/2004.......................................       1,025         1,067
  8.00%, Due 5/9/2005.......................................       3,000         3,356
Merrill Lynch & Company, Incorporated, 7.00%, Due
  3/15/2006.................................................       1,660         1,851
MetLife, Incorporated, 3.911%, Due 5/15/2005................       1,000         1,036
Monumental Global Funding, 5.20%, Due 1/30/2007, 144A (Note
  A)........................................................       1,200         1,285
Morgan Stanley Dean Witter & Company, 5.625%, Due
  1/20/2004.................................................       2,000         2,060
Simon Property Group, LP, 6.625%, Due 6/15/2003.............       1,200         1,207
SLM Corporation, 2.90%, Due 7/1/2005........................       2,000         2,041
Synovus Financial Corporation, 7.25%, Due 12/15/2005........       1,500         1,686
Wachovia Corporation, 6.95%, Due 11/1/2004..................       2,000         2,161
Washington Mutual Financial Corporation, 1.64%, Due
  5/17/2004.................................................       1,205         1,207
Wells Fargo & Company, 5.125%, Due 2/15/2007................       2,000         2,166
                                                                              --------
    TOTAL FINANCIAL.........................................                    49,587
                                                                              --------
INDUSTRIAL - 20.39%
Aristar, Incorporated, 7.375%, Due 9/1/2004.................       1,000         1,073
AT&T Wireless Services, Incorporated, 7.35%, Due 3/1/2006...       1,000         1,114

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      --------
                                                               (DOLLARS IN THOUSANDS)
BellSouth Corporation, 5.00%, Due 10/15/2006................  $      500      $    537
Computer Sciences Corporation, 7.50%, Due 8/8/2005..........       1,000         1,110
Conagra Foods, Incorporated, 9.875%, Due 11/15/2005.........       1,000         1,175
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................       1,500         1,696
DaimlerChrysler North America, 7.40%, Due 1/20/2005.........       2,000         2,159
International Paper Company, 7.10%, Due 9/1/2005............       1,395         1,538
Kroger Company, 7.375%, Due 3/1/2005........................       1,000         1,081
Northrop Grumman Corporation, 7.00%, Due 3/1/2006...........       2,000         2,227
Pepsico, Incorporated, 4.50%, Due 9/15/2004.................       1,000         1,040
Sprint Capital Corporation, 7.90%, Due 3/15/2005............         400           424
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........       1,000         1,111
Union Oil Company of California, 6.375%, Due 2/1/2004.......       1,880         1,934
Union Pacific Corporation, 5.84%, Due 5/25/2004.............       1,550         1,610
Verizon Wireless Capital LLC, 1.659%, Due 12/17/2003........       2,000         1,999
Wal-Mart Stores, Incorporated, 6.55%, Due 8/10/2004.........       1,000         1,063
Vodafone Group PLC, 7.00%, Due 10/1/2003....................       1,000         1,022
                                                                              --------
    TOTAL INDUSTRIAL........................................                    23,913
                                                                              --------
UTILITY - 2.67%
Dominion Resources, Incorporated, VA, 7.60%, Due
  7/15/2003.................................................       1,000         1,011
Occidental Petroleum Corporation, 6.50%, Due 4/1/2005.......       1,962         2,121
                                                                              --------
    TOTAL UTILITY...........................................                     3,132
                                                                              --------
    TOTAL CORPORATE OBLIGATIONS.............................                    76,632
                                                                              --------
ASSET-BACKED SECURITIES - 20.31%
American Express Credit Account Master Trust 2000-1 A,
  7.20%, Due 9/17/2007......................................       2,395         2,624
Capital Auto Receivables Asset Trust 2002-2 A4, 4.50%, Due
  10/15/2007................................................       2,000         2,102
Chase Credit Card Owner Trust 1999-3 A, 6.66%, Due
  1/15/2007.................................................       2,000         2,125
Chase Manhattan Auto Owner Trust 2000-A A4, 6.26%, Due
  6/15/2007.................................................       3,000         3,109
Chemical Master Credit Card Trust 1996-2 A, 5.98%, Due
  9/15/2008.................................................       3,000         3,186
Citibank Credit Card Master Trust 1 1999-7 A, 6.65%, Due
  11/15/2006................................................       3,000         3,233
DaimlerChrysler Auto Trust 2001-C A4, 4.63%, Due
  12/6/2006.................................................       2,000         2,096
Discover Card Master Trust 1999-6 A, 6.85%, Due 7/17/2007...       2,438         2,648
Honda Auto Receivables 2002-3 A3, 3.00%, Due 5/18/2006......       1,000         1,020
Honda Auto Receivables 2001-3 A4, 3.96%, Due 2/19/2007......       1,625         1,676
                                                                              --------
    TOTAL ASSET-BACKED SECURITIES...........................                    23,819
                                                                              --------

                                                               SHARES
                                                              ---------
SHORT-TERM INVESTMENTS - 1.33%
American AAdvantage Money Market Select Fund................  1,561,577         1,562
                                                                             --------
    TOTAL SHORT-TERM INVESTMENTS............................                    1,562
                                                                             --------
TOTAL INVESTMENTS - 98.74% (COST $113,263)..................                  115,787
                                                                             --------
ASSETS, NET OF OTHER LIABILITIES - 1.26%....................                    1,480
                                                                             --------
TOTAL NET ASSETS - 100%.....................................                 $117,267
                                                                             ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,285 or 1.10% of net assets.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                             LARGE CAP    LARGE CAP
                                                               BALANCED        VALUE        GROWTH
                                                              -----------   -----------   ----------
                                                                          (IN THOUSANDS)
ASSETS:
    Investments in securities, at value*....................  $   563,118   $   568,262   $   36,310
    Investments in Portfolio, at value......................           --            --           --
    Cash....................................................           --            --           26
    Cash denominated in foreign currency (cost $610 Emerging
      Markets)..............................................           --            --           --
    Dividends and interest receivable.......................        2,635           826           17
    Receivable for investments sold.........................        1,842         3,087          731
    Receivable for fund shares sold.........................        1,409           250           61
    Receivable for variation margin on open futures
      contracts.............................................            2            --           --
    Other assets............................................           --            --           --
                                                              -----------   -----------   ----------
        TOTAL ASSETS........................................      569,006       572,425       37,145
                                                              -----------   -----------   ----------
LIABILITIES:
    Payable for investments purchased.......................        6,186         1,530          811
    Payable upon return of securities loaned................       35,300        29,426          494
    Payable for fund shares redeemed........................           27            12           --
    Payable for variation margin on open futures
      contracts.............................................           --            --           --
    Dividends payable.......................................           --            --           --
    Management and investment advisory fees payable (Note
      2)....................................................          379           386           60
    Other liabilities.......................................          116           106            8
                                                              -----------   -----------   ----------
        TOTAL LIABILITIES...................................       42,008        31,460        1,373
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   526,998   $   540,965   $   35,772
                                                              ===========   ===========   ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................      540,272       621,682       53,074
    Undistributed net investment income.....................        1,046         1,385           28
    Accumulated net realized loss...........................      (23,394)      (67,377)     (17,412)
    Unrealized appreciation (depreciation) of investments,
      futures contracts and foreign currency................        9,074       (14,725)          82
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   526,998   $   540,965   $   35,772
                                                              ===========   ===========   ==========
Shares outstanding (no par value):
    Institutional Class.....................................      792,871     1,506,573          109
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................      973,107     1,313,143          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................   45,773,696    39,552,063    7,649,299
                                                              ===========   ===========   ==========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     11.43   $     12.93   $     4.67
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................  $     10.94   $     12.48          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................  $     11.08   $     12.77   $     4.68
                                                              ===========   ===========   ==========
*Cost of investments........................................  $   557,803   $   585,131   $   36,237

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    SMALL CAP    INTERNATIONAL    EMERGING    HIGH YIELD    INTERMEDIATE   SHORT-TERM
      VALUE         EQUITY        MARKETS        BOND           BOND          BOND
   -----------   -------------   ----------   -----------   ------------   -----------
                                     (IN THOUSANDS)
   $   267,413    $        --    $   40,066   $   227,639   $   288,486    $   115,787
            --        970,245            --            --            --             --
            --             --            --            15            --             --
            --             --           624            --            --             --
           138             --           178         4,246         2,244          1,486
         1,659             --           182         2,953           722             --
           771          2,027           157           598           201            115
           188             --            --            --            --             --
            --             --             5             1            42             --
   -----------    -----------    ----------   -----------   -----------    -----------
       270,169        972,272        41,212       235,452       291,695        117,388
   -----------    -----------    ----------   -----------   -----------    -----------
         1,796             --           506         5,446        21,148             --
        41,261             --         3,548        13,552        27,318             --
            27          1,447            --           154            21             73
            --             --            --            --            --             --
            --             --            --           436           237             19
           307            142           105           318            46             28
            25             83            --            58            17              1
   -----------    -----------    ----------   -----------   -----------    -----------
        43,416          1,672         4,159        19,964        48,787            121
   -----------    -----------    ----------   -----------   -----------    -----------
   $   226,753    $   970,600    $   37,053   $   215,488   $   242,908    $   117,267
   ===========    ===========    ==========   ===========   ===========    ===========
       242,710      1,214,470        43,849       207,002       247,864        122,820
           657         (1,292)          204            --            --           (378)
       (12,671)      (168,034)       (6,484)          (30)      (12,852)        (7,699)
        (3,943)       (74,544)         (516)        8,516         7,896          2,524
   -----------    -----------    ----------   -----------   -----------    -----------
   $   226,753    $   970,600    $   37,053   $   215,488   $   242,908    $   117,267
   ===========    ===========    ==========   ===========   ===========    ===========
       407,415     47,407,999       255,191    10,140,191     6,739,328        807,118
   ===========    ===========    ==========   ===========   ===========    ===========
     3,271,806      9,654,869        25,404    10,451,150       683,239        377,244
   ===========    ===========    ==========   ===========   ===========    ===========
    15,282,600     22,083,212     4,588,389           N/A    15,736,937     11,204,428
   ===========    ===========    ==========   ===========   ===========    ===========
   $     12.04    $     12.26    $     7.59   $     10.46   $     10.63    $      9.48
   ===========    ===========    ==========   ===========   ===========    ===========
   $     11.88    $     12.18    $     7.56   $     10.47   $     10.47    $      9.48
   ===========    ===========    ==========   ===========   ===========    ===========
   $     11.97    $     12.31    $     7.61           N/A   $     10.43    $      9.46
   ===========    ===========    ==========   ===========   ===========    ===========
   $   273,091            N/A    $   40,595   $   219,123   $   280,591    $   113,263

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                         LARGE CAP   LARGE CAP   SMALL CAP
                                                              BALANCED     VALUE      GROWTH       VALUE
                                                              --------   ---------   ---------   ---------
                                                                             (IN THOUSANDS)
INVESTMENT INCOME:
    Investment Income Allocated from the Portfolio..........  $     --   $     --     $    --    $     --
    Interest income.........................................     5,139        235           3          99
    Dividend income (net of foreign taxes of $57, $112, $0,
      $6, $0, $61, $0, $0, $0, respectively)................     4,153      7,000         181       1,645
    Income derived from commission recapture................         7         95           3          19
    Income derived from securities lending, net.............        31         13           1          40
    Expenses Allocated from the AMR Investment Services
      Portfolio.............................................        --         --          --          --
                                                              --------   --------     -------    --------
        TOTAL INVESTMENT INCOME.............................     9,330      7,343         188       1,803
                                                              --------   --------     -------    --------
EXPENSES:
    Management and investment advisory fees (Note 2)........       757        830         102         566
    Administrative service fees (Note 2):
      Institutional Class...................................        11         26          --          12
      PlanAhead Class.......................................        13         20          --          37
    Transfer agent fees:
      Institutional Class...................................        13          1          --           1
      PlanAhead Class.......................................         4          4          --           7
      AMR Class.............................................        11          8           1           4
    Fund Accounting fees....................................       109         98           5          30
    Professional fees.......................................        27         26          --           4
    Registration fees and expenses..........................        11         12           1          11
    Service Fees -- PlanAhead Class (Note 2)................        13         20          --          37
    Other expenses..........................................        39         32          --          19
                                                              --------   --------     -------    --------
                                                                 1,008      1,077         109         728
                                                              --------   --------     -------    --------
    Less fees waived (Note 2)...............................        --         --          --          --
                                                              --------   --------     -------    --------
        TOTAL EXPENSES......................................     1,008      1,077         109         728
                                                              --------   --------     -------    --------
NET INVESTMENT INCOME.......................................     8,322      6,266          79       1,075
                                                              --------   --------     -------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
      Investments...........................................       405    (13,281)     (2,431)    (10,779)
      Foreign currency transactions.........................        --         --          --          --
      Futures...............................................       (47)        81          22        (376)
    Net realized loss allocated from Portfolio..............        --         --          --          --
    Change in net unrealized appreciation or depreciation
      of:
      Investments...........................................    16,785     32,961       3,204      28,395
      Foreign currency translations.........................        --         --          --          --
      Futures contracts.....................................     2,229      2,107           6       1,429
    Change in net unrealized gain allocated from
      Portfolio.............................................        --         --          --          --
                                                              --------   --------     -------    --------
        NET GAIN ON INVESTMENTS.............................    19,372     21,868         801      18,669
                                                              --------   --------     -------    --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 27,694   $ 28,134     $   880    $ 19,744
                                                              ========   ========     =======    ========

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     INTERNATIONAL   EMERGING   HIGH YIELD   INTERMEDIATE   SHORT-TERM
        EQUITY       MARKETS       BOND          BOND          BOND
     -------------   --------   ----------   ------------   ----------
                              (IN THOUSANDS)
       $ 11,960      $    --     $    --        $   --        $   --
             --            6       6,342         5,332         2,300
             --          502          --            --            --
             --           --          --            --            --
             --            5           8            36             3
         (2,176)          --          --            --            --
       --------      -------     -------        ------        ------
          9,784          513       6,350         5,368         2,303
       --------      -------     -------        ------        ------
             --          176         496           284           136
            673            2         105            89            10
            129           --          77             5             4
             50           --           8             9            --
             76           --          18             1             1
              4            1          --             4             4
             --           51          14            26            11
             17            2          --            11             7
             23           13          14            11            11
            129           --          77             5             4
             49            1           9             7             4
       --------      -------     -------        ------        ------
          1,150          246         818           452           192
       --------      -------     -------        ------        ------
             --           --          42            --            --
       --------      -------     -------        ------        ------
          1,150          246         776           452           192
       --------      -------     -------        ------        ------
          8,634          267       5,574         4,916         2,111
       --------      -------     -------        ------        ------
             --       (1,048)      2,255         1,447           304
             --          108          --            --            --
             --           --          --            --            --
        (28,386)          --          --            --            --
             --        1,641      10,480         3,116           659
             --        1,269          --            --            --
             --           --          --            --            --
         61,396           --          --            --            --
       --------      -------     -------        ------        ------
         33,010        1,970      12,735         4,563           963
       --------      -------     -------        ------        ------
       $ 41,644      $ 2,237     $18,309        $9,479        $3,074
       ========      =======     =======        ======        ======

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                BALANCED                 LARGE CAP VALUE            LARGE CAP GROWTH
                                        -------------------------   -------------------------   -------------------------
                                        SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                           ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                         APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                           2003          2002          2003          2002          2003          2002
                                        -----------   -----------   -----------   -----------   -----------   -----------
                                        (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income.............   $  8,322      $  22,820     $  6,266      $  13,729      $    79       $    85
    Net realized gain (loss) on
      investments, futures, and
      foreign currency transactions...        358        (19,434)     (13,200)       (41,557)      (2,409)       (8,539)
    Change in net unrealized
      appreciation or depreciation of
      investments, futures contracts,
      and foreign currency
      translations....................     19,014        (31,940)      35,068        (39,427)       3,210         1,396
                                         --------      ---------     --------      ---------      -------       -------
        NET INCREASE (DECREASE) IN NET
          ASSETS RESULTING FROM
          OPERATIONS..................     27,694        (28,554)      28,134        (67,255)         880        (7,058)
                                         --------      ---------     --------      ---------      -------       -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class.............       (105)        (5,693)        (502)          (211)          --            --
      PlanAhead Class.................       (421)          (435)        (333)          (222)          --            --
      AMR Class.......................    (22,194)       (20,504)     (12,821)       (14,794)        (107)          (29)
    Net realized gain on investments:
      Institutional Class.............         --         (1,030)          --           (121)          --            --
      PlanAhead Class.................         --            (84)          --           (149)          --            --
      AMR Class.......................         --         (3,458)          --         (7,694)          --            --
                                         --------      ---------     --------      ---------      -------       -------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS................    (22,720)       (31,204)     (13,656)       (23,191)        (107)          (29)
                                         --------      ---------     --------      ---------      -------       -------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares.....     30,237        111,202       18,036         85,242       12,940        20,300
    Reinvestment of dividends and
      distributions...................     22,704         31,145       13,368         23,106          107            29
    Cost of shares redeemed...........    (37,998)      (271,864)     (53,734)      (145,685)      (6,066)       (9,029)
    Shares acquired from merger.......         --             --           --             --           --            --
    Redemption fees...................         --             --           --             --           --            --
                                         --------      ---------     --------      ---------      -------       -------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS................     14,943       (129,517)     (22,330)       (37,337)       6,981        11,300
                                         --------      ---------     --------      ---------      -------       -------
NET INCREASE (DECREASE) IN NET
  ASSETS..............................     19,917       (189,275)      (7,852)      (127,783)       7,754         4,213
                                         --------      ---------     --------      ---------      -------       -------
NET ASSETS:
    Beginning of period...............    507,081        696,356      548,817        676,600       28,018        23,805
                                         --------      ---------     --------      ---------      -------       -------
    END OF PERIOD*....................   $526,998      $ 507,081     $540,965      $ 548,817      $35,772       $28,018
                                         ========      =========     ========      =========      =======       =======
    * Includes undistributed net
      investment income (loss) of.....   $  1,046      $  14,238     $  1,385      $   8,825      $    28       $    56
                                         ========      =========     ========      =========      =======       =======

                                             SMALL CAP VALUE
                                        -------------------------
                                        SIX MONTHS
                                           ENDED      YEAR ENDED
                                         APRIL 30,    OCTOBER 31,
                                           2003          2002
                                        -----------   -----------
                                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income.............   $  1,075      $  2,581
    Net realized gain (loss) on
      investments, futures, and
      foreign currency transactions...    (11,155)        5,775
    Change in net unrealized
      appreciation or depreciation of
      investments, futures contracts,
      and foreign currency
      translations....................     29,824       (30,512)
                                         --------      --------
        NET INCREASE (DECREASE) IN NET
          ASSETS RESULTING FROM
          OPERATIONS..................     19,744       (22,156)
                                         --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class.............        (11)          (22)
      PlanAhead Class.................       (371)           (7)
      AMR Class.......................     (2,228)       (1,747)
    Net realized gain on investments:
      Institutional Class.............       (125)         (156)
      PlanAhead Class.................       (849)          (64)
      AMR Class.......................     (4,420)       (9,735)
                                         --------      --------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS................     (8,004)      (11,731)
                                         --------      --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares.....     45,350       199,422
    Reinvestment of dividends and
      distributions...................      8,004        11,729
    Cost of shares redeemed...........    (57,647)      (99,330)
    Shares acquired from merger.......         --            --
    Redemption fees...................         --            --
                                         --------      --------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS................     (4,293)      111,821
                                         --------      --------
NET INCREASE (DECREASE) IN NET
  ASSETS..............................      7,447        77,934
                                         --------      --------
NET ASSETS:
    Beginning of period...............    219,306       141,372
                                         --------      --------
    END OF PERIOD*....................   $226,753      $219,306
                                         ========      ========
    * Includes undistributed net
      investment income (loss) of.....   $    657      $  2,192
                                         ========      ========

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERNATIONAL EQUITY          EMERGING MARKETS             HIGH YIELD BOND            INTERMEDIATE BOND
    -------------------------   -------------------------   -------------------------   -------------------------
    SIX MONTHS                  SIX MONTHS                  SIX MONTHS                  SIX MONTHS
       ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
     APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
       2003          2002          2003          2002          2003          2002          2003          2002
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
     $   8,634    $    16,465     $   267      $    471      $  5,574      $  6,426      $  4,916      $  8,707
       (28,386)       (78,487)       (940)       (1,557)        2,255        (1,471)        1,447          (373)
        61,396        (33,591)      2,910         1,421        10,480        (1,561)        3,116          (660)
     ---------    -----------     -------      --------      --------      --------      --------      --------
        41,644        (95,613)      2,237           335        18,309         3,394         9,479         7,674
     ---------    -----------     -------      --------      --------      --------      --------      --------
       (15,830)        (9,850)        (12)          (21)       (3,273)       (6,388)       (1,474)       (3,441)
        (2,465)        (1,966)         --            --        (2,301)          (38)          (73)          (28)
        (8,401)        (6,474)       (319)         (366)           --            --        (3,369)       (5,238)
            --             --          --            --            --            --            --            --
            --             --          --            --            --            --            --            --
            --             --          --            --            --            --            --            --
     ---------    -----------     -------      --------      --------      --------      --------      --------
       (26,696)       (18,290)       (331)         (387)       (5,574)       (6,426)       (4,916)       (8,707)
     ---------    -----------     -------      --------      --------      --------      --------      --------
       236,856      1,875,187       4,553        25,988       173,145        76,632        42,480       128,116
        24,545         17,162         331           387         2,966         5,932         3,498         8,444
      (208,156)    (1,811,884)     (4,238)      (13,977)      (82,200)      (23,965)      (28,341)      (71,882)
            --             --          --            --            --            --            --           101
           716            268          --            --            --            --            --            --
     ---------    -----------     -------      --------      --------      --------      --------      --------
        53,961         80,733         646        12,398        93,911        58,599        17,637        64,779
     ---------    -----------     -------      --------      --------      --------      --------      --------
        68,909        (33,170)      2,552        12,346       106,646        55,567        22,200        63,746
     ---------    -----------     -------      --------      --------      --------      --------      --------
       901,691        934,861      34,501        22,155       108,842        53,275       220,708       156,962
     ---------    -----------     -------      --------      --------      --------      --------      --------
     $ 970,600    $   901,691     $37,053      $ 34,501      $215,488      $108,842      $242,908      $220,708
     =========    ===========     =======      ========      ========      ========      ========      ========
     $  (1,292)   $    22,632     $   204      $    260      $     --      $     --      $     --      $     --
     =========    ===========     =======      ========      ========      ========      ========      ========

          SHORT-TERM BOND
     -------------------------
     SIX MONTHS
        ENDED      YEAR ENDED
      APRIL 30,    OCTOBER 31,
        2003          2002
     -----------   -----------
     (UNAUDITED)
      $  2,111      $  4,024
           304          (545)
           659          (429)
      --------      --------
         3,074         3,050
      --------      --------
          (190)         (321)
           (74)         (104)
        (2,504)       (4,120)
            --            --
            --            --
            --            --
      --------      --------
        (2,768)       (4,545)
      --------      --------
        23,033        56,909
         2,649         4,451
       (10,569)      (44,870)
            --            --
            --            --
      --------      --------
        15,113        16,490
      --------      --------
        15,419        14,995
      --------      --------
       101,848        86,853
      --------      --------
      $117,267      $101,848
      ========      ========
      $   (378)     $     --
      ========      ========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage High Yield Bond Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     Each Fund has multiple classes of shares. Differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     The American AAdvantage International Equity Fund (the "International Fund") invests all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust, which has the same investment objectives as the International Fund. The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the International Fund's proportionate interest in the net assets of the Portfolio. At April 30, 2003 the International Fund's investment was 94.64% of the Portfolio.

     The financial statements of the Portfolio, including Notes to the Financial Statements, are included elsewhere in this report and should be read in conjunction with the International Fund's financial statements. The Notes to Financial Statements of the Portfolio includes a discussion of investment valuation, security transactions and investment income, the Management Agreement and securities lending.

  Reorganization

     Prior to March 1, 2002, the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund (the "AAdvantage Funds") invested all of their investable assets in the respective portfolio of the AMR Investment Services Trust.

     At the close of business on February 28, 2002, the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio and the AMR Investment

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

Services Short-Term Bond Portfolio redeemed for cash the investment of each respective American AAdvantage Mileage Fund ("Mileage Funds") as follows (in thousands):

American AAdvantage Balanced Mileage Fund...................  $2,115
American AAdvantage Large Cap Value Mileage Fund............  $4,653
American AAdvantage Small Cap Value Mileage Fund............  $  435
American AAdvantage International Equity Mileage Fund.......  $3,734
American AAdvantage Short-Term Bond Mileage Fund............  $  406

     Each of the respective American AAdvantage Mileage Funds was then liquidated.

     Also on February 28, 2002, the American AAdvantage Intermediate Bond
Fund -- Plan Ahead Class acquired all the net assets of the American AAdvantage Intermediate Bond Mileage Fund pursuant to a Plan of Reorganization approved by the shareholders on February 20, 2002. The acquisition was accomplished by a tax-free exchange of 9,983.218 shares of the Plan Ahead Class of the American AAdvantage Intermediate Bond Fund for 9,904.962 shares of the American AAdvantage Intermediate Bond Mileage Fund outstanding on February 28, 2002. On that date the American AAdvantage Intermediate Bond Mileage Fund had net assets of $101,130, including $16,041 of unrealized appreciation.

     Upon completion of the Mileage Fund transactions, the AAdvantage Funds were the sole shareholders in the respective AMR Investment Services Portfolios ("the Terminating Portfolios"). Accordingly, on February 28, 2002, each AAdvantage Fund withdrew its interest in the respective Terminating Portfolio. Each AAdvantage Fund received a distribution of cash and securities from its respective Terminating Portfolio with a market value equal to the AAdvantage Fund's investment in the Terminating Portfolio at the close of business as follows (in thousands):

American AAdvantage Balanced Fund...........................  $722,131
American AAdvantage Large Cap Value Fund....................  $711,475
American AAdvantage Small Cap Value Fund....................  $219,017
American AAdvantage Emerging Markets Fund...................  $ 32,312
American AAdvantage Intermediate Bond Fund..................  $162,254
American AAdvantage Short-Term Bond Fund....................  $ 85,839

     The Terminating Portfolios then ceased operations.

     The following is a summary of the significant accounting policies followed by the Funds.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate, or are deemed not to reflect fair value, are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

     Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     The International Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of the Portfolio is allocated pro rata among the International Fund and other investors in the Portfolio at the time of such determination.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Contracts

     The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Fund's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by each Fund so that the collateral's market value exceeds the carrying value of the repurchase agreement.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets and High Yield Bond Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, International Equity and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains normally will be paid annually after the close of the fiscal year in which realized.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     The tax character of distributions during the six months ended April 30, 2003 and the fiscal year ended October 31, 2002 were as follows:

                                             BALANCED                 LARGE CAP VALUE            LARGE CAP GROWTH
                                     -------------------------   -------------------------   -------------------------
                                     SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                        ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                      APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                        2003          2002          2003          2002          2003          2002
                                     -----------   -----------   -----------   -----------   -----------   -----------
                                     (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class............  $   105,000   $ 5,693,000   $   502,000   $   211,000    $     --       $    --
    Plan Ahead Class...............      421,000       435,000       333,000       222,000          --            --
    AMR Class......................   22,194,000    20,504,000    12,821,000    14,794,000     107,000        29,000
LONG-TERM CAPITAL GAIN
    Institutional Class............           --     1,030,000            --       121,000          --            --
    Plan Ahead Class...............           --        84,000            --       149,000          --            --
    AMR Class......................           --     3,458,000            --     7,694,000          --            --
                                     -----------   -----------   -----------   -----------    --------       -------
        TOTAL DISTRIBUTIONS PAID...  $22,720,000   $31,204,000   $13,656,000   $23,191,000    $107,000       $29,000
                                     -----------   -----------   -----------   -----------    --------       -------

                                           SMALL CAP VALUE          INTERNATIONAL EQUITY          EMERGING MARKETS
                                      -------------------------   -------------------------   -------------------------
                                      SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                         ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                       APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                         2003          2002          2003          2002          2003          2002
                                      -----------   -----------   -----------   -----------   -----------   -----------
                                      (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.............  $  117,000    $   119,000   $15,830,000   $ 9,850,000    $ 12,000      $ 21,000
    Plan Ahead Class................   1,089,000         47,000     2,465,000     1,966,000          --            --
    AMR Class.......................   5,971,000      7,821,000     8,401,000     6,474,000     319,000       366,000
LONG-TERM CAPITAL GAIN
    Institutional Class.............      19,000         59,000            --            --          --            --
    Plan Ahead Class................     130,000         24,000            --            --          --            --
    AMR Class.......................     678,000      3,661,000            --            --          --            --
                                      ----------    -----------   -----------   -----------    --------      --------
        TOTAL DISTRIBUTIONS PAID....  $8,004,000    $11,731,000   $26,696,000   $18,290,000    $331,000      $387,000
                                      ----------    -----------   -----------   -----------    --------      --------

                                             HIGH YIELD BOND            INTERMEDIATE BOND            SHORT-TERM BOND
                                        -------------------------   -------------------------   -------------------------
                                        SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                           ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                         APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                           2003          2002          2003          2002          2003          2002
                                        -----------   -----------   -----------   -----------   -----------   -----------
                                        (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class...............  $3,273,000    $6,388,000    $1,474,000    $3,441,000    $  190,000    $  321,000
    Plan Ahead Class..................   2,301,000        38,000        73,000        28,000        74,000       104,000
    AMR Class.........................          --            --     3,369,000     5,238,000     2,504,000     4,120,000
LONG-TERM CAPITAL GAIN
    Institutional Class...............          --            --            --            --            --            --
    Plan Ahead Class..................          --            --            --            --            --            --
    AMR Class.........................          --            --            --            --            --            --
                                        ----------    ----------    ----------    ----------    ----------    ----------
        TOTAL DISTRIBUTIONS PAID......  $5,574,000    $6,426,000    $4,916,000    $8,707,000    $2,768,000    $4,545,000
                                        ----------    ----------    ----------    ----------    ----------    ----------

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     As of April 30, 2003, the components of distributable earnings were as follows:

                                    BALANCED      LARGE CAP       LARGE CAP      SMALL CAP     INTERNATIONAL      EMERGING
                                      FUND        VALUE FUND     GROWTH FUND     VALUE FUND     EQUITY FUND     MARKETS FUND
                                  ------------   ------------   -------------   ------------   --------------   ------------
Cost basis of Investments for
 federal income tax purposes....  $564,940,000   $598,222,000   $ 38,505,000    $275,399,000   $1,291,957,000   $42,040,000
Unrealized appreciation.........    37,621,000     48,271,000      1,674,000      15,247,000       77,095,000     2,702,000
Unrealized depreciation.........   (39,443,000)   (78,231,000)    (3,869,000)    (23,233,000)    (172,203,000)   (4,676,000)
                                  ------------   ------------   ------------    ------------   --------------   -----------
Net unrealized/(depreciation)...    (1,822,000)   (29,960,000)    (2,195,000)     (7,986,000)     (95,108,000)   (1,974,000)
Undistributed ordinary income...     4,579,000      1,841,000         22,000       1,027,000          160,000       258,000
Undistributed long-term gain/
 (loss).........................   (15,247,000)   (51,187,000)   (15,128,000)     (8,680,000     (145,308,000)   (3,968,000)
                                  ------------   ------------   ------------    ------------   --------------   -----------
Distributable earnings..........  $(12,490,000)  $(79,306,000)  $(17,301,000)   $(15,639,000)  $ (240,256,000)  $(5,684,000)
                                  ============   ============   ============    ============   ==============   ===========

                                   HIGH YIELD        INTERMEDIATE      SHORT-TERM
                                   BOND FUND           BOND FUND       BOND FUND
                                  ------------       -------------    ------------
Cost basis of Investments for
 federal income tax purposes....  $219,128,000       $280,660,000     $114,260,000
Unrealized appreciation.........     9,148,000          7,910,000        1,784,000
Unrealized depreciation.........      (637,000)           (84,000)        (257,000)
                                  ------------       ------------     ------------
Net unrealized/(depreciation)...     8,511,000          7,826,000        1,527,000
Undistributed ordinary income...       279,000            787,000          466,000
Undistributed long-term gain/
 (loss).........................    (2,283,000)       (14,180,000)      (9,927,000)
                                  ------------       ------------     ------------
Distributable earnings..........  $  6,507,000       $ (5,567,000)    $ (7,934,000)
                                  ============       ============     ============

     The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the difference between book and tax amortization for premium and market discount, and the realization for tax purposes of unrealized gains/(losses) on investment in passive foreign investment companies.

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. At April 30, 2003, capital loss carryforward positions for federal income tax purposes were as follows:

FUND                                                             AMOUNT       EXPIRES
----                                                          ------------    -------
Balanced....................................................  $ 18,008,000     2010
Large Cap Value.............................................    40,572,000     2010
Large Cap Growth............................................    13,001,000   2008-2010
International Equity........................................   112,374,000   2009-2010
Emerging Markets............................................     3,968,000   2009-2010
High Yield Bond.............................................     2,283,000   2009-2010
Intermediate Bond...........................................    14,180,000   2008-2010
Short-Term Bond.............................................     9,927,000   2003-2010

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses directly attributable to a class of shares are charged to that class. Expenses incurred by the Trust with respect to any two or more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund, regardless of class, bears equally those expenses that are allocated to the Fund as a whole.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Changes in Accounting Policy

     Effective November 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Upon adoption, the Balanced and Short-Term Bond Funds decreased the cost of securities by $153,000 and $428,000, respectively, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the period ended October 31, 2002, interest income decreased by $609,000, net realized gain on investments increased by $475,000 and the change in net unrealized appreciation increased by $134,000 for the Balanced Fund. During the same period interest income decreased by $520,000, net realized loss on investments decreased by $339,000 and the change in net unrealized depreciation decreased by $181,000 for the Short-Term Bond Fund. For the period ended April 30, 2003, interest income decreased by $326,000, net realized gain on investment increased by $222,000 and the change in net unrealized appreciation increased by $104,000 for the Balanced Fund. During the same period, interest income decreased by $656,000, net realized gain on investment increased by $267,000 and the change in net unrealized appreciation increased by $389,000 for the Short-Term Bond Fund.

     This change had no effect on either of the Fund's net assets or total return.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the International Fund are invested in the Portfolio. Management Fees paid by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Investment assets of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond and Intermediate Bond Funds are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund and High Yield Bond Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of .25% of the average daily net assets of the Intermediate Bond Fund and pays a portion of their fee to an investment

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

adviser hired by the Manager to direct investment activities of a portion of the Fund. Management fees paid during the six months ended April 30, 2003 were as follows (dollars in thousands):

                                                                                AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE        FEE          ADVISERS         MANAGER
                                                     -----------   ----------   ---------------   -----------
Balanced Fund......................................  .225%-.70%       $757           $502            $255
Large Cap Value Fund...............................  .225%-.70%        830            563             267
Large Cap Growth Fund..............................   .50%-.70%        102             86              16
Small Cap Value Fund...............................   .50%-.60%        566            458             108
Emerging Markets Fund..............................  .80%-1.20%        176            158              18
High Yield Bond Fund...............................        .65%        496            422              74
Intermediate Bond Fund.............................        .25%        284            117             167

     The Manager serves as the sole investment adviser to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Fund.

     The Manager and the Investment Adviser have each contractually agreed to waive a portion of their fees through October 31, 2003 to the extent that Total Fund Operating Expenses exceed 0.90%. During the six months ended April 30, 2003, management fees waived were as follows (in thousands):

                                                              WAIVED BY
                                                              INVESTMENT   WAIVED BY
                                                               ADVISER      MANAGER
                                                              ----------   ---------
High Yield Bond Fund........................................     $21          $21

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the period, securities lending fees paid to the Manager were as follows (in thousands):

Balanced Fund...............................................  $ 5
Large Cap Value Fund........................................    3
Small Cap Value Fund........................................    6
Emerging Markets Fund.......................................    1
High Yield Bond Fund........................................    1
Intermediate Bond Fund......................................    5

  Administrative Service Agreement

     The Manager and the Trust entered into an Administrative Service Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional and PlanAhead Classes of each of the Funds.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Distribution Plan

     The Trust has adopted a "defensive" Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the plan authorizes the management fees received by the Manager and the investment advisers hired by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

  Services Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

  Investment in Affiliated Funds

     The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Intermediate Bond and Short-Term Bond Funds may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Select Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Select Fund are recorded as interest income in the accompanying financial statements and totaled $247,128, $216,451, $3,383, $91,190, $5,407, $141,646 and $21,257 during the period for the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, Intermediate Bond and Short-Term Bond Funds, respectively. Cash collateral received by certain Funds is invested in the Select Fund and the AMR Enhanced Yield Business Trust (the "Business Trust"). See further discussion on securities lending in Note 4.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the six months ended April 30, 2003, the cost of air transportation was not material to any of the Funds. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended April 30, 2003 (excluding short-term investments) are as follows (in thousands):

                                       LARGE CAP   LARGE CAP   SMALL CAP   EMERGING   HIGH YIELD
                            BALANCED     VALUE      GROWTH       VALUE     MARKETS       BOND      INTERMEDIATE   SHORT-TERM
                              FUND       FUND        FUND        FUND        FUND        FUND       BOND FUND     BOND FUND
                            --------   ---------   ---------   ---------   --------   ----------   ------------   ----------
Purchases.................  $144,938    $61,913     $29,942    $ 70,990    $10,921     $167,611      $197,732      $44,414
Proceeds from sales.......  $161,648    $89,513     $22,987    $102,057    $11,224     $ 82,998      $160,006      $27,600

     The Intermediate Bond Fund had purchases and sales of U.S. Government securities of $26,926 and $39,478, respectively.

4.   SECURITIES LENDING

     The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Intermediate Bond and Short-Term Bond Funds participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Funds receive the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Funds also continue to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan. At April 30, 2003, the Funds had securities on loan as follows:

                                           MARKET VALUE OF
FUND                                      SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
----                                      ------------------   -------------------   ---------------
Balanced................................     $34,298,350             $    --           $35,299,662
Large Cap Value.........................      28,320,277                  --            29,425,929
Large Cap Growth........................         487,600                  --               494,188
Small Cap Value.........................      39,586,707              46,886            41,260,569
Emerging Markets........................       3,323,275               3,612             3,548,534
High Yield Bond.........................      13,270,477                  --            13,551,821
Intermediate Bond.......................      26,933,980                  --            27,318,279

     The Custodian for each Fund, other than High Yield Bond, invested the cash collateral in the Business Trust and the Select Fund. Income earned on these investments is reported as Income derived from securities lending in the Statements of Operations.

     The Manager serves as Trustee and as investment adviser to the Business Trust and the Select Fund. The Manager receives from the Business Trust and Select Fund an annualized fee equal to 0.10% of the average daily net assets.

5.   COMMISSION RECAPTURE

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

received through participation in the commission recapture program is directed exclusively to the Fund.

6.   FUTURES CONTRACTS

     A summary of futures contracts at April 30, 2003 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                            EXPIRATION   CONTRACTS      VALUE      (DEPRECIATION)
--------------                                            ----------   ---------   -----------   --------------
BALANCED FUND:
  S&P 500 Index.........................................  June 2003       232      $53,133,800     $3,759,141
LARGE CAP VALUE FUND:
  Emini S&P 500 Index...................................  June 2003       171       39,163,275      2,144,795
LARGE CAP GROWTH FUND:
  Emini S&P 500 Index...................................  June 2003         9          412,245          7,695
SMALL CAP VALUE FUND:
  Russell 2000 Index....................................  June 2003       131       26,111,575      1,735,083

7.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands):

Six Months Ended April 30, 2003 (Unaudited)

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
BALANCED FUND                                  SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
-------------                                  -------    ---------    -------    -----------   -------   ---------
Shares sold................................        374    $   4,070        100    $     1,056    2,315    $  25,111
Reinvestment of dividends..................          8           92         39            418    2,049       22,194
Shares redeemed............................       (409)      (4,498)      (143)        (1,516)  (2,984)     (31,984)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in shares
  outstanding..............................        (27)   $    (336)        (4)   $       (42)   1,380    $  15,321
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
LARGE CAP VALUE FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................        299    $   3,760        222    $     2,681      941    $  11,595
Reinvestment of dividends..................         17          214         27            333    1,022       12,821
Shares redeemed............................       (530)      (6,610)      (254)        (3,043)  (3,638)     (44,081)
                                               -------    ---------    -------    -----------   ------    ---------
Net decrease in shares outstanding.........       (214)   $  (2,636)        (5)   $       (29)  (1,675)   $ (19,665)
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS           AMR CLASS
                                               --------------------    ----------------------
LARGE CAP GROWTH FUND                          SHARES      AMOUNT      SHARES       AMOUNT
---------------------                          -------    ---------    -------    -----------
Shares sold................................         --    $      --      2,835    $    12,940
Reinvestment of dividends..................         --           --         24            107
Shares redeemed............................         --           --     (1,384)        (6,066)
                                               -------    ---------    -------    -----------
Net increase in shares outstanding.........         --    $      --      1,475    $     6,981
                                               =======    =========    =======    ===========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
SMALL CAP VALUE FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................        349    $   3,979      2,152    $    24,978    1,433    $  16,393
Reinvestment of dividends..................         12          136        107          1,219      579        6,649
Shares redeemed............................     (1,898)     (22,258)      (430)        (4,798)  (2,762)     (30,591)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in shares
  outstanding..............................     (1,537)   $ (18,143)     1,829    $    21,399     (750)   $  (7,549)
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
INTERNATIONAL EQUITY FUND                      SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
-------------------------                      -------    ---------    -------    -----------   -------   ---------
Shares sold................................     10,490    $ 123,074      8,205    $    95,704    1,546    $  18,078
Reinvestment of dividends..................      1,158       13,713        207          2,431      707        8,401
Shares redeemed*...........................     (8,650)    (102,257)    (7,095)       (82,970)  (1,898)     (22,213)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase in shares outstanding.........      2,998    $  34,530      1,317    $    15,165      355    $   4,266
                                               =======    =========    =======    ===========   ======    =========

* Net of Redemption Fees

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
EMERGING MARKETS FUND                          SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
---------------------                          -------    ---------    -------    -----------   -------   ---------
Shares sold................................          8    $      55         25    $       184      587    $   4,314
Reinvestment of dividends..................          2           12         --             --       42          319
Shares redeemed............................         --           --         --             --     (572)      (4,238)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase in shares outstanding.........         10    $      67         25    $       184       57    $     395
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS
                                               --------------------    ----------------------
HIGH YIELD BOND FUND                           SHARES      AMOUNT      SHARES       AMOUNT
--------------------                           -------    ---------    -------    -----------
Shares sold................................      6,331    $  63,927     10,915    $   109,218
Reinvestment of dividends..................        254        2,579         38            387
Shares redeemed............................     (7,329)     (72,904)      (920)        (9,296)
                                               -------    ---------    -------    -----------
Net increase (decrease) in shares
  outstanding..............................       (744)   $  (6,398)    10,033    $   100,309
                                               =======    =========    =======    ===========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
INTERMEDIATE BOND FUND                         SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
----------------------                         -------    ---------    -------    -----------   -------   ---------
Shares sold................................        294    $   3,102        664    $     6,878    3,149    $  32,500
Reinvestment of dividends..................         10          107          2             22      326        3,369
Shares redeemed............................       (753)      (7,896)      (147)        (1,522)  (1,839)     (18,923)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in shares
  outstanding..............................       (449)   $  (4,687)       519    $     5,378    1,636    $  16,946
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
SHORT-TERM BOND FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................        123    $   1,166        407    $     3,851    1,905    $  18,016
Reinvestment of dividends..................          8           74          7             71      265        2,504
Shares redeemed............................       (213)      (2,010)      (409)        (3,874)    (496)      (4,685)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in shares
  outstanding..............................        (82)   $    (770)         5    $        48    1,674    $  15,835
                                               =======    =========    =======    ===========   ======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

Year Ended October 31, 2002

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
BALANCED FUND                                  SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
-------------                                  -------    ---------    -------    -----------   -------   ---------
Shares sold................................      3,527    $  41,875        416    $     4,967    5,439    $  64,360
Reinvestment of dividends..................        554        6,667         44            516    1,997       23,962
Shares redeemed............................    (16,328)    (188,773)      (507)        (5,958)  (6,696)     (77,133)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in capital shares
  outstanding..............................    (12,247)   $(140,231)       (47)   $      (475)     740    $  11,189
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
LARGE CAP VALUE FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................      1,292    $  17,936      2,268    $    30,589    2,534    $  36,717
Reinvestment of dividends..................         16          246         25            371    1,514       22,489
Shares redeemed............................       (282)      (3,985)    (1,852)       (25,285)  (8,442)    (116,415)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in capital shares
  outstanding..............................      1,026    $  14,197        441    $     5,675   (4,394)   $ (57,209)
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS           AMR CLASS
                                               --------------------    ----------------------
LARGE CAP GROWTH FUND                          SHARES      AMOUNT      SHARES       AMOUNT
---------------------                          -------    ---------    -------    -----------
Shares sold................................         --    $      --      3,748    $    20,300
Reinvestment of dividends..................         --           --          5             29
Shares redeemed............................         --           --     (1,774)        (9,029)
                                               -------    ---------    -------    -----------
Net increase in capital shares
  outstanding..............................         --    $      --      1,979    $    11,300
                                               =======    =========    =======    ===========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
SMALL CAP VALUE FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................      2,296    $  32,038      1,910    $    25,673   10,370    $ 141,711
Reinvestment of dividends..................         14          178          6             70      927       11,481
Shares redeemed............................       (568)      (6,849)      (577)        (7,272)  (7,036)     (85,209)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase in capital shares
  outstanding..............................      1,742    $  25,367      1,339    $    18,471    4,261    $  67,983
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
INTERNATIONAL EQUITY FUND                      SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
-------------------------                      -------    ---------    -------    -----------   -------   ---------
Shares sold................................     56,942    $ 789,155     76,125    $ 1,032,877    3,890    $  53,155
Reinvestment of dividends..................        625        8,727        142          1,961      461        6,474
Shares redeemed............................    (50,862)    (712,783)   (76,321)    (1,039,202)  (4,403)     (59,899)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in capital shares
  outstanding..............................      6,705    $  85,099        (54)   $    (4,096)     (52)   $    (270)
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
EMERGING MARKETS FUND                          SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
---------------------                          -------    ---------    -------    -----------   -------   ---------
Shares sold................................         18    $     152         --    $         1    3,113    $  25,835
Reinvestment of dividends..................          3           21         --             --       49          366
Shares redeemed............................         --           --         --             --   (1,737)     (13,977)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase in capital shares
  outstanding..............................         21    $     173         --    $         1    1,425    $  12,224
                                               =======    =========    =======    ===========   ======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS
                                                 --------------------    --------------------
HIGH YIELD BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT
--------------------                             -------    ---------    -------    ---------
Shares sold..................................      7,138    $  71,171        566    $   5,461
Reinvestment of dividends....................        594        5,900          3           32
Shares redeemed..............................     (2,275)     (22,513)      (151)      (1,452)
                                                 -------    ---------    -------    ---------
Net increase in capital shares outstanding...      5,457    $  54,558        418    $   4,041
                                                 =======    =========    =======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
INTERMEDIATE BOND FUND                           SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
----------------------                           -------    ---------    -------    ---------   -------   ---------
Shares sold..................................      3,344    $  34,250        224    $   2,267    9,032    $  91,599
Reinvestment of dividends....................        310        3,180          3           26      519        5,238
Shares redeemed..............................     (2,256)     (23,199)      (100)      (1,015)  (4,753)     (47,668)
Shares acquired from merger..................         --           --         10          101       --           --
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase in capital shares outstanding...      1,398    $  14,231        137    $   1,379    4,798    $  49,169
                                                 =======    =========    =======    =========   ======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
SHORT-TERM BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
--------------------                             -------    ---------    -------    ---------   -------   ---------
Shares sold..................................      2,306    $  21,752      1,052    $   9,909    2,674    $  25,248
Reinvestment of dividends....................         24          233         10           95      437        4,123
Shares redeemed..............................     (1,881)     (17,746)      (821)      (7,729)  (2,054)     (19,395)
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase in capital shares outstanding...        449    $   4,239        241    $   2,275    1,057    $   9,976
                                                 =======    =========    =======    =========   ======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                           INSTITUTIONAL CLASS
                                                  ---------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                       YEAR ENDED OCTOBER 31,
                                                   APRIL 30,     ------------------------------------------------------
                                                     2003         2002       2001(D E)   2000(B)      1999       1998
                                                  -----------    ------      ---------   --------   --------   --------
                                                  (UNAUDITED)
Net asset value, beginning of period............    $10.97       $12.07      $  12.27    $  13.01   $  14.56   $  16.18
                                                    ------       ------      --------    --------   --------   --------
Income from investment operations:
    Net investment income(A C)..................      0.17(G)      0.11(G)       0.51        0.58       0.50       0.51
    Net gains (losses) on securities (both
      realized and unrealized)(C)...............      0.42(G)     (0.69)(G)     (0.03)      (0.03)     (0.39)      0.76
                                                    ------       ------      --------    --------   --------   --------
Total income (loss) from investment
  operations....................................      0.59        (0.58)         0.48        0.55       0.11       1.27
                                                    ------       ------      --------    --------   --------   --------
Less distributions:
    Dividends from net investment income........     (0.13)       (0.44)        (0.68)      (0.51)     (0.49)     (0.63)
    Distributions from net realized gains on
      securities................................        --        (0.08)           --       (0.78)     (1.17)     (2.26)
                                                    ------       ------      --------    --------   --------   --------
Total distributions.............................     (0.13)       (0.52)        (0.68)      (1.29)     (1.66)     (2.89)
                                                    ------       ------      --------    --------   --------   --------
Net asset value, end of period..................    $11.43       $10.97      $  12.07    $  12.27   $  13.01   $  14.56
                                                    ======       ======      ========    ========   ========   ========
Total return....................................     5.39%(H)     (5.14)%       4.07%       5.13%      0.53%      9.04%
                                                    ======       ======      ========    ========   ========   ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)....    $9,059       $8,994      $157,775    $260,880   $139,519   $145,591
    Ratios to average net assets (annualized):
      Expenses(C)...............................     0.92%        0.62%         0.62%       0.61%      0.59%      0.59%
      Net investment income(C)..................     2.76%(G)     3.12%(G)      3.56%       4.39%      3.55%      3.54%
    Portfolio turnover rate(F)..................       31%(H)       84%          122%        121%        90%        87%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) GSB Investment Management, Inc. was removed as an investment adviser to the Balanced Fund on March 1, 2000.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(D) On September 7, 2001, AMR Investment Services, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(E) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(F) The American AAdvantage Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G)  Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

                            INSTITUTIONAL CLASS           PLANAHEAD CLASS                AMR CLASS
                         -------------------------   -------------------------   -------------------------
                         SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                            ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                          APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                            2003          2003          2003          2003          2003          2003
                         -----------   -----------   -----------   -----------   -----------   -----------
                         (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
Net investment income..    $ 0.18        $ 0.13        $ 0.18        $ 0.42        $ 0.22        $ 0.49
Net gains (losses) on
  securities (both
  realized and
  unrealized)..........    $ 0.41        $(0.71)       $ 0.38        $(1.00)       $ 0.38        $(1.02)
Net investment income
  ratio................     2.89%         3.21%         2.85%         2.92%         3.42%         3.48%

(H)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PLANAHEAD CLASS                                               AMR CLASS
----------------------------------------------------------------------   -----------------------------------------
SIX MONTHS                                                               SIX MONTHS
   ENDED                        YEAR ENDED OCTOBER 31,                      ENDED          YEAR ENDED OCTOBER 31,
 APRIL 30,       -----------------------------------------------------    APRIL 30,       ------------------------
   2003           2002         2001(D E)   2000(B)    1999      1998        2003            2002         2001(D E)
-----------      -------       ---------   -------   -------   -------   -----------      --------       ---------
(UNAUDITED)                                                              (UNAUDITED)
  $ 10.81        $ 11.88        $ 12.08    $ 12.79   $ 14.35   $ 16.03    $  10.98        $  12.06       $  12.27
  -------        -------        -------    -------   -------   -------    --------        --------       --------
     0.17(G)        0.41(G)        0.51       0.53      0.44      0.47        0.22(G)         0.48(G)        0.56
     0.39(G)       (0.99)(G)      (0.06)        --     (0.39)     0.75        0.38(G)        (1.01)(G)      (0.05)
  -------        -------        -------    -------   -------   -------    --------        --------       --------
     0.56          (0.58)          0.45       0.53      0.05      1.22        0.60           (0.53)          0.51
  -------        -------        -------    -------   -------   -------    --------        --------       --------
    (0.43)         (0.41)         (0.65)     (0.46)    (0.44)    (0.64)      (0.50)          (0.47)         (0.72)
       --          (0.08)            --      (0.78)    (1.17)    (2.26)         --           (0.08)            --
  -------        -------        -------    -------   -------   -------    --------        --------       --------
    (0.43)         (0.49)         (0.65)     (1.24)    (1.61)    (2.90)      (0.50)          (0.55)         (0.72)
  -------        -------        -------    -------   -------   -------    --------        --------       --------
  $ 10.94        $ 10.81        $ 11.88    $ 12.08   $ 12.79   $ 14.35    $  11.08        $  10.98       $  12.06
  =======        =======        =======    =======   =======   =======    ========        ========       ========
    5.31%(H)       (5.18)%        3.84%      4.88%     0.22%     8.73%       5.58%(H)        (4.71)%        4.38%
  =======        =======        =======    =======   =======   =======    ========        ========       ========
  $10,642        $10,561        $12,176    $11,643   $22,753   $40,717    $507,297        $487,526       $526,405
    0.95%          0.90%          0.84%      0.90%     0.90%     0.89%       0.37%           0.35%          0.36%
    2.72%(G)       2.83%(G)       3.29%      4.01%     3.21%     3.23%       3.29%(G)        3.39%(G)       3.77%
      31%(H)         84%           122%       121%       90%       87%         31%(H)          84%           122%

                       AMR CLASS
-----------  ------------------------------
SIX MONTHS
   ENDED         YEAR ENDED OCTOBER 31,
 APRIL 30,   ------------------------------
   2003      2000(B)      1999       1998
-----------  --------   --------   --------
(UNAUDITED)
  $ 10.81    $  13.02   $  14.57   $  16.23
  -------    --------   --------   --------
     0.17(G      0.61       0.54       0.55
     0.39(G     (0.03)     (0.39)      0.76
  -------    --------   --------   --------
     0.56        0.58       0.15       1.31
  -------    --------   --------   --------
    (0.43)      (0.55)     (0.53)     (0.71)
       --       (0.78)     (1.17)     (2.26)
  -------    --------   --------   --------
    (0.43)      (1.33)     (1.70)     (2.97)
  -------    --------   --------   --------
  $ 10.94    $  12.27   $  13.02   $  14.57
  =======    ========   ========   ========
    5.31%(H     5.37%      0.83%      9.34%
  =======    ========   ========   ========
  $10,642    $525,040   $840,935   $886,908
    0.95%       0.35%      0.34%      0.33%
    2.72%(G     4.54%      3.81%      3.79%
      31%(H      121%        90%        87%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                    ---------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                       YEAR ENDED OCTOBER 31,
                                                     APRIL 30,     ------------------------------------------------------
                                                       2003         2002      2001(B G)    2000(E)    1999(D)      1998
                                                    -----------    -------    ---------    -------    -------    --------
                                                    (UNAUDITED)
Net asset value, beginning of period..............    $ 12.55      $ 14.51     $ 15.83     $ 18.69    $ 20.93    $  21.63
                                                      -------      -------     -------     -------    -------    --------
Income from investment operations:
   Net investment income (loss)(A C)..............       0.08         0.27        0.28        0.47       0.38        0.40
   Net gains (losses) on securities (both realized
     and unrealized)(C)...........................       0.59        (1.76)      (0.61)       0.06       0.04        0.89
                                                      -------      -------     -------     -------    -------    --------
Total income (loss) from investment operations....       0.67        (1.49)      (0.33)       0.53       0.42        1.29
                                                      -------      -------     -------     -------    -------    --------
Less distributions:
   Dividends from net investment income...........      (0.29)       (0.30)      (0.50)      (0.34)     (0.40)      (0.41)
   Distributions from net realized gains on
     securities...................................         --        (0.17)      (0.49)      (3.05)     (2.26)      (1.58)
                                                      -------      -------     -------     -------    -------    --------
Total distributions...............................      (0.29)       (0.47)      (0.99)      (3.39)     (2.66)      (1.99)
                                                      -------      -------     -------     -------    -------    --------
Net asset value, end of period....................    $ 12.93      $ 12.55     $ 14.51     $ 15.83    $ 18.69    $  20.93
                                                      =======      =======     =======     =======    =======    ========
Total return......................................      5.38%(H)    (10.83)%     (2.21)%     4.81%      1.72%       6.28%
                                                      =======      =======     =======     =======    =======    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).......    $19,485      $21,589     $10,081     $ 7,594    $45,039    $216,548
   Ratios to average net assets (annualized):
     Expenses(C)..................................      0.63%        0.61%       0.64%       0.53%      0.59%       0.57%
     Net investment income(C).....................      2.13%        1.82%       1.76%       3.71%      1.94%       1.86%
   Portfolio turnover rate(F).....................     12%(H)          34%         60%         58%        33%         40%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(D) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund.

(E) GSB Investment Management, Inc. was removed as an investment advisor to the Large Cap Value Fund on March 1, 2000.

(F) The American AAdvantage Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as investment advisor to the Large Cap Value Fund on December 1, 2000.

(H)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PLANAHEAD CLASS                                             AMR CLASS
 ---------------------------------------------------------------   ---------------------------------------------
 SIX MONTHS                                                        SIX MONTHS
    ENDED                   YEAR ENDED OCTOBER 31,                    ENDED          YEAR ENDED OCTOBER 31,
  APRIL 30,    -------------------------------------------------    APRIL 30,    -------------------------------
    2003        2002     2001(B G)   2000(E)   1999(D)    1998        2003         2002     2001(B G)   2000(E)
 -----------   -------   ---------   -------   -------   -------   -----------   --------   ---------   --------
 (UNAUDITED)                                                       (UNAUDITED)
   $ 12.09     $ 14.00    $ 15.40    $ 18.41   $ 20.67   $ 21.38    $  12.40     $  14.34   $  15.75    $  18.77
   -------     -------    -------    -------   -------   -------    --------     --------   --------    --------
     (0.02)       0.25       0.26       0.60      0.35      0.35        0.15         0.31       0.34        0.65
      0.66       (1.74)     (0.62)     (0.13)     0.01      0.86        0.53        (1.75)     (0.63)      (0.09)
   -------     -------    -------    -------   -------   -------    --------     --------   --------    --------
      0.64       (1.49)     (0.36)      0.47      0.36      1.21        0.68        (1.44)     (0.29)       0.56
   -------     -------    -------    -------   -------   -------    --------     --------   --------    --------
     (0.25)      (0.25)     (0.55)     (0.43)    (0.36)    (0.34)      (0.31)       (0.33)     (0.63)      (0.53)
        --       (0.17)     (0.49)     (3.05)    (2.26)    (1.58)         --        (0.17)     (0.49)      (3.05)
   -------     -------    -------    -------   -------   -------    --------     --------   --------    --------
     (0.25)      (0.42)     (1.04)     (3.48)    (2.62)    (1.92)      (0.31)       (0.50)     (1.12)      (3.58)
   -------     -------    -------    -------   -------   -------    --------     --------   --------    --------
   $ 12.48     $ 12.09    $ 14.00    $ 15.40   $ 18.41   $ 20.67    $  12.77     $  12.40   $  14.34    $  15.75
   =======     =======    =======    =======   =======   =======    ========     ========   ========    ========
     5.30%(H)   (11.13)%    (2.47)%    4.56%     1.41%     5.94%       5.57%(H)    (10.62)%    (1.98)%     5.08%
   =======     =======    =======    =======   =======   =======    ========     ========   ========    ========
   $16,387     $15,941    $12,280    $11,507   $20,095   $40,907    $505,093     $511,287   $654,239    $737,111
     0.93%       0.93%      0.89%      0.84%     0.90%     0.86%       0.38%        0.36%      0.36%       0.34%
     1.82%       1.53%      1.54%      2.51%     1.62%     1.58%       2.37%        2.06%      2.09%       3.07%
    12%(H)         34%        60%        58%       33%       40%      12%(H)          34%        60%         58%

                     AMR CLASS
 -----------  -----------------------
 SIX MONTHS
    ENDED     YEAR ENDED OCTOBER 31,
  APRIL 30,   -----------------------
    2003       1999(D)        1998
 -----------  ----------   ----------
 (UNAUDITED)
   $ 12.09    $    21.03   $    21.70
   -------    ----------   ----------
     (0.02)         0.49         0.46
      0.66         (0.02)        0.89
   -------    ----------   ----------
      0.64          0.47         1.35
   -------    ----------   ----------
     (0.25)        (0.47)       (0.44)
        --         (2.26)       (1.58)
   -------    ----------   ----------
     (0.25)        (2.73)       (2.02)
   -------    ----------   ----------
   $ 12.48    $    18.77   $    21.03
   =======    ==========   ==========
     5.30%(H       1.97%        6.56%
   =======    ==========   ==========
   $16,387    $1,384,358   $1,614,432
     0.93%         0.34%        0.31%
     1.82%         2.17%        2.12%
    12%(H)           33%          40%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                             INSTITUTIONAL CLASS                                   AMR CLASS
                                ----------------------------------------------   ----------------------------------------------
                                SIX MONTHS        YEAR ENDED                     SIX MONTHS        YEAR ENDED
                                   ENDED         OCTOBER 31,       JULY 31 TO       ENDED         OCTOBER 31,       JULY 31 TO
                                 APRIL 30,    ------------------   OCTOBER 31,    APRIL 30,    ------------------   OCTOBER 31,
                                   2003        2002       2001        2000          2003        2002       2001        2000
                                -----------   -------    -------   -----------   -----------   -------    -------   -----------
                                (UNAUDITED)                                      (UNAUDITED)
Net asset value, beginning of
 period.......................    $ 4.53      $  5.66    $  9.54     $10.00        $  4.54     $  5.67    $  9.55     $ 10.00
                                  ------      -------    -------     ------        -------     -------    -------     -------
Income from investment
 operations:
   Net investment income
     (loss)(A)................      0.01         0.03      (0.01)        --           0.01        0.02       0.01        0.01
   Net gains (losses) on
     securities (both realized
     and unrealized)(A).......      0.15        (1.16)     (3.86)     (0.46)          0.14       (1.14)     (3.87)      (0.46)
                                  ------      -------    -------     ------        -------     -------    -------     -------
Total income (loss) from
 investment operations........      0.16        (1.13)     (3.87)     (0.46)          0.15       (1.12)     (3.86)      (0.45)
                                  ------      -------    -------     ------        -------     -------    -------     -------
Less distributions:
   Dividends from net
     investment income........     (0.02)          --      (0.01)        --          (0.01)      (0.01)     (0.02)         --
                                  ------      -------    -------     ------        -------     -------    -------     -------
Total distributions...........     (0.02)          --      (0.01)        --          (0.01)      (0.01)     (0.02)         --
                                  ------      -------    -------     ------        -------     -------    -------     -------
Net asset value, end of
 period.......................    $ 4.67      $  4.53    $  5.66     $ 9.54        $  4.68     $  4.54    $  5.67     $  9.55
                                  ======      =======    =======     ======        =======     =======    =======     =======
Total return..................     3.43%(C)    (19.96)%   (40.62)%    (4.60)%(C)     3.41%(C)   (19.85)%   (40.51)%     (4.50)%(C)
                                  ======      =======    =======     ======        =======     =======    =======     =======
Ratios and supplemental data:
   Net assets, end of period
     (in thousands)...........    $    1      $     1    $     1     $    1        $35,771     $28,017    $23,804     $19,505
   Ratios to average net
     assets (annualized)(A):
     Expenses.................     0.87%        0.87%      0.99%      0.99%          0.68%       0.67%      0.70%       0.74%
     Net investment income
       (loss).................     0.27%        0.06%      (0.26)%       --          0.49%       0.30%      0.08%       0.25%
     Decrease reflected in
       above expense ratio due
       to absorption of
       expenses by the
       Manager(A).............        --           --      0.02%      0.29%             --          --      0.02%       0.14%
   Portfolio turnover
     rate(B)..................       73%(C)      135%        85%         9%(C)         73%(C)     135%        85%          9%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The American AAdvantage Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

                                [EAGLE GRAPHIC]

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                           INSTITUTIONAL CLASS
                                                       ------------------------------------------------------------
                                                       SIX MONTHS                                      DECEMBER 31,
                                                          ENDED          YEAR ENDED OCTOBER 31,          1998 TO
                                                        APRIL 30,     -----------------------------    OCTOBER 31,
                                                          2003         2002      2001(C)     2000          1999
                                                       -----------    -------    -------    -------    ------------
                                                       (UNAUDITED)
Net asset value, beginning of period.................    $ 11.28      $ 11.69    $ 10.08    $  9.07      $ 10.00
                                                         -------      -------    -------    -------      -------
Income from investment operations:
    Net investment income (loss)(A)..................       0.41        (0.01)      0.16       0.21         0.07
    Net gains (losses) on securities (both realized
      and unrealized)(A).............................       0.65         0.47       1.81       1.01        (1.00)
                                                         -------      -------    -------    -------      -------
Total income (loss) from investment operations.......       1.06         0.46       1.97       1.22        (0.93)
                                                         -------      -------    -------    -------      -------
Less distributions:
    Dividends from net investment income.............      (0.02)       (0.11)     (0.19)     (0.04)          --
    Distributions from net realized gains on
      securities.....................................      (0.28)       (0.76)     (0.17)     (0.17)          --
                                                         -------      -------    -------    -------      -------
Total distributions..................................      (0.30)       (0.87)     (0.36)     (0.21)          --
                                                         -------      -------    -------    -------      -------
Net asset value, end of period.......................    $ 12.04      $ 11.28    $ 11.69    $ 10.08      $  9.07
                                                         =======      =======    =======    =======      =======
Total return.........................................      9.61%(D)     3.29%     20.16%     13.78%        (9.30)%(D)
                                                         =======      =======    =======    =======      =======
Ratios and supplemental data:
    Net assets, end of period (in thousands).........    $ 4,908      $21,936    $ 2,364    $ 1,955      $ 2,117
    Ratios to average net assets (annualized):
      Expenses(A)....................................      0.84%        0.82%      0.89%      0.92%        0.96%
      Net investment income(A).......................      0.91%        0.81%      1.38%      1.62%        0.84%
      Decrease reflected in above expense ratio due
        to absorption of expenses by the
        Manager(A)...................................         --           --         --      0.06%        1.23%
    Portfolio turnover rate(B).......................        35%(D)       81%        93%        63%          31%(D)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(B) The American AAdvantage Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      PLANAHEAD CLASS                                                 AMR CLASS
-----------------------------------------------------------   ---------------------------------------------------------
    SIX MONTHS                                                SIX MONTHS
       ENDED        YEAR ENDED OCTOBER 31,      MARCH 1 TO       ENDED         YEAR ENDED OCTOBER 31,       MARCH 1 TO
     APRIL 30,    ---------------------------   OCTOBER 31,    APRIL 30,    -----------------------------   OCTOBER 31,
       2003        2002     2001(C)    2000        1999          2003         2002     2001(C)     2000        1999
    -----------   -------   -------   -------   -----------   -----------   --------   --------   -------   -----------
    (UNAUDITED)                                               (UNAUDITED)
      $ 11.22     $ 11.64   $ 10.08   $  9.05     $  9.13      $  11.30     $  11.71   $  10.10   $  9.08     $  9.13
      -------     -------   -------   -------     -------      --------     --------   --------   -------     -------
         0.02        0.06      0.15      0.08        0.02          0.06         0.15       0.15      0.22        0.04
         1.04        0.36      1.76      1.14       (0.10)         1.03         0.34       1.85      1.04       (0.09)
      -------     -------   -------   -------     -------      --------     --------   --------   -------     -------
         1.06        0.42      1.91      1.22       (0.08)         1.09         0.49       2.00      1.26       (0.05)
      -------     -------   -------   -------     -------      --------     --------   --------   -------     -------
        (0.12)      (0.08)    (0.18)    (0.02)         --         (0.14)       (0.14)     (0.22)    (0.07)         --
        (0.28)      (0.76)    (0.17)    (0.17)         --         (0.28)       (0.76)     (0.17)    (0.17)         --
      -------     -------   -------   -------     -------      --------     --------   --------   -------     -------
        (0.40)      (0.84)    (0.35)    (0.19)         --         (0.42)       (0.90)     (0.39)    (0.24)         --
      -------     -------   -------   -------     -------      --------     --------   --------   -------     -------
      $ 11.88     $ 11.22   $ 11.64   $ 10.08     $  9.05      $  11.97     $  11.30   $  11.71   $ 10.10     $  9.08
      =======     =======   =======   =======     =======      ========     ========   ========   =======     =======
        9.58%(D)    2.99%    19.58%    13.76%       (0.88)%(D)     9.78%(D)    3.54%     20.52%    14.19%       (0.55)%(D)
      =======     =======   =======   =======     =======      ========     ========   ========   =======     =======
      $38,857     $16,190   $ 1,197   $   440     $    74      $182,988     $181,180   $137,811   $53,715     $64,662
        1.13%       1.11%     1.17%     1.18%       1.28%         0.59%        0.56%      0.64%     0.68%       0.70%
        0.52%       0.52%     1.06%     1.71%       0.57%         1.09%        1.09%      1.55%     1.89%       1.14%
           --          --        --     0.06%       0.18%            --           --         --     0.06%       0.24%
          35%(D)      81%       93%       63%         31%(D)        35%(D)       81%        93%       63%         31%(D)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                    INSTITUTIONAL CLASS
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                        YEAR ENDED OCTOBER 31,
                                                           APRIL 30,     --------------------------------------------------------
                                                             2003          2002      2001(E)       2000      1999(B)       1998
                                                          -----------    --------    --------    --------    --------    --------
                                                          (UNAUDITED)
Net asset value, beginning of period....................   $  12.10      $  13.77    $  17.95    $  19.36    $  16.93    $  17.08
                                                           --------      --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income(A D)...........................       0.11          0.21        0.24        0.36        0.35        0.33
   Net gains (losses) on securities (both realized and
    unrealized)(D)......................................       0.41         (1.62)      (2.96)       0.18        2.92        0.34
                                                           --------      --------    --------    --------    --------    --------
Total income (loss) from investment operations..........       0.52         (1.41)      (2.72)       0.54        3.27        0.67
                                                           --------      --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income.................      (0.36)        (0.26)      (0.22)      (0.31)      (0.35)      (0.34)
   Distributions from net realized gains on
    securities..........................................         --            --       (1.24)      (1.64)      (0.49)      (0.48)
                                                           --------      --------    --------    --------    --------    --------
Total distributions.....................................      (0.36)        (0.26)      (1.46)      (1.95)      (0.84)      (0.82)
                                                           --------      --------    --------    --------    --------    --------
Net asset value, end of period..........................   $  12.26      $  12.10    $  13.77    $  17.95    $  19.36    $  16.93
                                                           ========      ========    ========    ========    ========    ========
Total return............................................      4.37%(F)     (10.51)%    (16.54)%     2.36%      19.98%       4.19%
                                                           ========      ========    ========    ========    ========    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).............   $581,158      $537,476    $519,151    $587,869    $601,923    $408,581
   Ratios to average net assets (annualized):
    Expenses(D).........................................      0.77%         0.75%       0.78%       0.72%       0.64%       0.80%
    Net investment income(D)............................      1.90%         1.56%       1.54%       1.64%       2.00%       2.05%
   Portfolio turnover rate(C)...........................        15%(F)        43%         36%         45%         63%         24%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Morgan Stanley Asset Management, Inc. was replaced by Lazard Asset Management LLC and Independence Investment LLC as investment advisor to the International Equity Fund on March 1, 1999.

(C) The American AAdvantage International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

(F)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PLANAHEAD CLASS                              AMR CLASS
------------------------------------------------------------------   -----------
    SIX MONTHS                                                       SIX MONTHS
       ENDED                   YEAR ENDED OCTOBER 31,                   ENDED
     APRIL 30,    ------------------------------------------------    APRIL 30,
       2003        2002     2001(E)     2000     1999(B)    1998        2003
    -----------   -------   --------   -------   -------   -------   -----------
    (UNAUDITED)                                                      (UNAUDITED)
     $  11.95     $ 13.58   $  17.72   $ 19.13   $ 16.75   $ 16.92    $  12.18
     --------     -------   --------   -------   -------   -------    --------
         0.09        0.15       0.19      0.31      0.30      0.31        0.13
         0.43       (1.56)     (2.92)     0.18      2.89      0.31        0.39
     --------     -------   --------   -------   -------   -------    --------
         0.52       (1.41)     (2.73)     0.49      3.19      0.62        0.52
     --------     -------   --------   -------   -------   -------    --------
        (0.29)      (0.22)     (0.17)    (0.26)    (0.32)    (0.31)      (0.39)
           --          --      (1.24)    (1.64)    (0.49)    (0.48)         --
     --------     -------   --------   -------   -------   -------    --------
        (0.29)      (0.22)     (1.41)    (1.90)    (0.81)    (0.79)      (0.39)
     --------     -------   --------   -------   -------   -------    --------
     $  12.18     $ 11.95   $  13.58   $ 17.72   $ 19.13   $ 16.75    $  12.31
     ========     =======   ========   =======   =======   =======    ========
        4.44%(F)   (10.57)%   (16.79)%   2.08%    19.68%     3.94%       4.38%(F)
     ========     =======   ========   =======   =======   =======    ========
     $117,603     $99,636   $113,948   $85,680   $60,602   $46,242    $271,839
        1.15%       1.04%      1.10%     1.01%     0.93%     1.08%       0.51%
        1.58%       1.35%      1.22%     1.43%     1.71%     1.72%       2.11%
          15%(F)      43%        36%       45%       63%       24%         15%(F)

                          AMR CLASS
---  ----------------------------------------------------

                    YEAR ENDED OCTOBER 31,
     ----------------------------------------------------
       2002     2001(E)      2000     1999(B)      1998
     --------   --------   --------   --------   --------

     $  13.86   $  18.07   $  19.46   $  17.01   $  17.15
     --------   --------   --------   --------   --------
         0.24       0.28       0.41       0.39       0.37
        (1.62)     (2.98)      0.20       2.94       0.34
     --------   --------   --------   --------   --------
        (1.38)     (2.70)      0.61       3.33       0.71
     --------   --------   --------   --------   --------
        (0.30)     (0.27)     (0.36)     (0.39)     (0.37)
           --      (1.24)     (1.64)     (0.49)     (0.48)
     --------   --------   --------   --------   --------
        (0.30)     (1.51)     (2.00)     (0.88)     (0.85)
     --------   --------   --------   --------   --------
     $  12.18   $  13.86   $  18.07   $  19.46   $  17.01
     ========   ========   ========   ========   ========
       (10.26)%   (16.35)%    2.69%     20.27%      4.44%
     ========   ========   ========   ========   ========
     $264,579   $301,762   $428,329   $602,593   $496,040
        0.49%      0.52%      0.46%      0.39%      0.53%
        1.81%      1.78%      1.92%      2.25%      2.26%
          43%        36%        45%        63%        24%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                            INSTITUTIONAL CLASS
                                                              -----------------------------------------------
                                                              SIX MONTHS        YEAR ENDED
                                                                 ENDED          OCTOBER 31,       JULY 31, TO
                                                               APRIL 30,     -----------------    OCTOBER 31,
                                                                 2003         2002      2001         2000
                                                              -----------    ------    -------    -----------
                                                              (UNAUDITED)
Net asset value, beginning of period........................    $  7.20      $ 6.64    $  8.17      $ 10.00
                                                                -------      ------    -------      -------
Income from investment operations:
    Net investment income(A)................................       0.05        0.09       0.11           --
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................       0.39        0.56      (1.62)       (1.83)
                                                                -------      ------    -------      -------
Total income (loss) from investment operations..............       0.44        0.65      (1.51)       (1.83)
                                                                -------      ------    -------      -------
Less distributions:
    Dividends from net investment income....................      (0.05)      (0.09)     (0.01)          --
    Distributions from net realized gains on securities.....         --          --      (0.01)          --
                                                                -------      ------    -------      -------
Total distributions.........................................      (0.05)      (0.09)     (0.02)          --
                                                                -------      ------    -------      -------
Net asset value, end of period..............................    $  7.59      $ 7.20    $  6.64      $  8.17
                                                                =======      ======    =======      =======
Total return................................................      6.24%(C)    9.80%     (18.52)%     (18.30)%(C)
                                                                =======      ======    =======      =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................    $ 1,938      $1,769    $ 1,495      $     1
    Ratios to average net assets (annualized):
      Expenses(A)...........................................      1.64%       1.51%      1.43%        1.87%
      Net investment income (loss)(A).......................      1.31%       1.11%      2.07%        (0.47)%
    Portfolio turnover rate(B)..............................        33%(C)      94%        95%          23%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B) The American AAdvantage Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         PLANAHEAD CLASS                                   AMR CLASS
---------------------------------     ---------------------------------------------------
    SIX MONTHS                        SIX MONTHS          YEAR ENDED
       ENDED        OCTOBER 1, TO        ENDED            OCTOBER 31,         JULY 31, TO
     APRIL 30,       OCTOBER 31,       APRIL 30,      -------------------     OCTOBER 31,
       2003             2002             2003          2002        2001          2000
    -----------     -------------     -----------     -------     -------     -----------
    (UNAUDITED)                       (UNAUDITED)
      $  7.19          $ 6.86           $  7.22       $  6.65     $  8.18       $ 10.00
      -------          ------           -------       -------     -------       -------
           --              --              0.05          0.09        0.13            --
         0.44            0.33              0.41          0.59       (1.63)        (1.82)
      -------          ------           -------       -------     -------       -------
         0.44            0.33              0.46          0.68       (1.50)        (1.82)
      -------          ------           -------       -------     -------       -------
        (0.07)             --             (0.07)        (0.11)      (0.02)           --
           --              --                --            --       (0.01)           --
      -------          ------           -------       -------     -------       -------
        (0.07)             --             (0.07)        (0.11)      (0.03)           --
      -------          ------           -------       -------     -------       -------
      $  7.56          $ 7.19           $  7.61       $  7.22     $  6.65       $  8.18
      =======          ======           =======       =======     =======       =======
        6.10%(C)        4.81%(C)          6.35%(C)     10.10%      (18.40)%      (18.20)%(C)
      =======          ======           =======       =======     =======       =======
      $   192          $    1           $34,923       $32,731     $20,660       $17,308
        2.03%           1.87%             1.38%         1.26%       1.30%         1.60%
        2.93%           (0.25)%           1.52%         1.35%       1.76%         (0.19)%
          33%(C)          94%(D)            33%(C)        94%         95%           23%(C)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                          INSTITUTIONAL CLASS                     PLANAHEAD CLASS
                                             ---------------------------------------------   -------------------------
                                             SIX MONTHS                                      SIX MONTHS
                                                ENDED      YEAR ENDED    DECEMBER 29, 2000      ENDED      MARCH 1, TO
                                              APRIL 30,    OCTOBER 31,    TO OCTOBER 31,      APRIL 30,    OCTOBER 31,
                                                2003          2002             2001             2003          2002
                                             -----------   -----------   -----------------   -----------   -----------
                                             (UNAUDITED)                                     (UNAUDITED)
Net asset value, beginning of period.......   $   9.63      $   9.82          $ 10.00         $   9.63       $10.10
                                              --------      --------          -------         --------       ------
Income from investment operations:
    Net investment income..................       0.39          0.80             0.71             0.38         0.50
    Net gains (losses) on securities (both
      realized and unrealized).............       0.83         (0.19)           (0.18)            0.84        (0.47)
                                              --------      --------          -------         --------       ------
Total income from investment operations....       1.22          0.61             0.53             1.22         0.03
                                              --------      --------          -------         --------       ------
Less distributions:
    Dividends from net investment income...      (0.39)        (0.80)           (0.71)           (0.38)       (0.50)
                                              --------      --------          -------         --------       ------
Total distributions........................      (0.39)        (0.80)           (0.71)           (0.38)       (0.50)
                                              --------      --------          -------         --------       ------
Net asset value, end of period.............   $  10.46      $   9.63          $  9.82         $  10.47       $ 9.63
                                              ========      ========          =======         ========       ======
Total return...............................     12.84%(A)      6.28%            5.33%(A)        12.63%(A)     (0.26)%(A)
                                              ========      ========          =======         ========       ======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)...........................   $106,085      $104,813          $53,275         $109,403       $4,029
    Ratios to average net assets
      (annualized):
      Expenses.............................      0.89%         0.90%            0.90%            1.26%        1.27%
      Net investment income................      7.78%         8.02%            8.48%            7.26%        7.20%
      Decrease reflected in above expense
        ratio due to absorption of expenses
        by the Manager.....................      0.10%         0.08%            0.17%               --           --
    Portfolio turnover rate................        62%(A)       163%             145%(A)           62%(A)      163%(B)

---------------

(A)  Not annualized.

(B) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

--------------------------------------------------------------------------------

                                 [EAGLE GRAPHIC]

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                        INSTITUTIONAL CLASS
                                                   --------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                   YEAR ENDED OCTOBER 31,
                                                    APRIL 30,    ------------------------------------------------
                                                      2003        2002      2001      2000      1999       1998
                                                   -----------   -------   -------   ------   --------   --------
                                                   (UNAUDITED)
Net asset value, beginning of period.............    $ 10.42     $ 10.51   $  9.72   $ 9.58   $  10.50   $  10.17
                                                     -------     -------   -------   ------   --------   --------
Income from investment operations:
    Net investment income(A).....................       0.22        0.51      0.57     0.59       0.56       0.59
    Net gains (losses) on securities (both
      realized and unrealized)(A)................       0.21       (0.09)     0.79     0.14      (0.63)      0.34
                                                     -------     -------   -------   ------   --------   --------
Total income (loss) from investment operations...       0.43        0.42      1.36     0.73      (0.07)      0.93
                                                     -------     -------   -------   ------   --------   --------
Less distributions:
    Dividends from net investment income.........      (0.22)      (0.51)    (0.57)   (0.59)     (0.56)     (0.59)
    Distributions from net realized gains on
      securities.................................         --          --        --       --      (0.29)     (0.01)
                                                     -------     -------   -------   ------   --------   --------
Total distributions..............................      (0.22)      (0.51)    (0.57)   (0.59)     (0.85)     (0.60)
                                                     -------     -------   -------   ------   --------   --------
Net asset value, end of period...................    $ 10.63     $ 10.42   $ 10.51   $ 9.72   $   9.58   $  10.50
                                                     =======     =======   =======   ======   ========   ========
Total return.....................................      4.12%(C)    4.21%    14.36%    7.89%      (0.83)%    9.37%
                                                     =======     =======   =======   ======   ========   ========
Ratios and supplemental data:
    Net assets, end of period (in thousands).....    $71,669     $74,919   $60,842   $  115   $205,218   $178,840
    Ratios to average net assets (annualized):
      Expenses(A)................................      0.57%       0.56%     0.54%    0.59%      0.55%      0.57%
      Net investment income(A)...................      4.15%       4.99%     5.55%    6.31%      5.62%      5.74%
      Decrease reflected in above expense ratio
        due to absorption of expenses by the
        Manager(A)...............................         --          --        --       --         --         --
    Portfolio turnover rate(B)...................        90%(C)     185%      164%     102%       123%       181%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002.

(B) The American AAdvantage Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period November 1, 1997 through October 31, 1998.

(E) Portfolio turnover rate is for the period November 1, 1998 through October 31, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PLAN AHEAD CLASS                                                   AMR CLASS
------------------------------------------------------------------   --------------------------------------------------------
    SIX MONTHS                                           MARCH 2     SIX MONTHS                                     MARCH 1
       ENDED            YEAR ENDED OCTOBER 31,             TO           ENDED         YEAR ENDED OCTOBER 31,          TO
     APRIL 30,    ----------------------------------   OCTOBER 31,    APRIL 30,    ----------------------------   OCTOBER 31,
       2003        2002     2001      2000     1999       1998          2003         2002      2001      2000        1999
    -----------   ------   -------   ------   ------   -----------   -----------   --------   -------   -------   -----------
    (UNAUDITED)                                                      (UNAUDITED)
      $ 10.27     $10.34   $  9.57   $ 9.63   $10.55     $10.25       $  10.22     $  10.30   $  9.53   $  9.58     $  9.95
      -------     ------   -------   ------   ------     ------       --------     --------   -------   -------     -------
         0.20       0.48      0.53     0.59     0.53       0.37           0.23         0.53      0.58      0.64        0.39
         0.20      (0.07)     0.77    (0.06)   (0.63)      0.30           0.21        (0.08)     0.77     (0.05)      (0.37)
      -------     ------   -------   ------   ------     ------       --------     --------   -------   -------     -------
         0.40       0.41      1.30     0.53    (0.10)      0.67           0.44         0.45      1.35      0.59        0.02
      -------     ------   -------   ------   ------     ------       --------     --------   -------   -------     -------
        (0.20)     (0.48)    (0.53)   (0.59)   (0.53)     (0.37)         (0.23)       (0.53)    (0.58)    (0.64)      (0.39)
           --         --        --       --    (0.29)        --             --           --        --        --          --
      -------     ------   -------   ------   ------     ------       --------     --------   -------   -------     -------
        (0.20)     (0.48)    (0.53)   (0.59)   (0.82)     (0.37)         (0.23)       (0.53)    (0.58)    (0.64)      (0.39)
      -------     ------   -------   ------   ------     ------       --------     --------   -------   -------     -------
      $ 10.47     $10.27   $ 10.34   $ 9.57   $ 9.63     $10.55       $  10.43     $  10.22   $ 10.30   $  9.53     $  9.58
      =======     ======   =======   ======   ======     ======       ========     ========   =======   =======     =======
        3.91%(C)   4.10%    13.91%    5.76%    (0.98)%    6.63%(C)       4.30%(C)     4.57%    14.58%     6.39%       (0.17)%(C)
      =======     ======   =======   ======   ======     ======       ========     ========   =======   =======     =======
      $ 7,156     $1,691   $   300   $  102   $1,545     $   30       $164,083     $144,098   $95,820   $40,555     $46,655
        0.86%      0.86%     0.83%    0.87%    0.85%      0.86%          0.30%        0.30%     0.30%     0.39%       0.30%
        3.86%      4.60%     5.04%    6.07%    5.32%      5.21%          4.41%        5.23%     5.84%     6.72%       6.12%
           --         --     0.01%    0.02%       --         --             --           --        --        --          --
          90%(C)    185%      164%     102%     123%       181%(D)         90%(C)      185%      164%      102%        123%(E)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                        INSTITUTIONAL CLASS
                                                -------------------------------------------------------------------
                                                SIX MONTHS
                                                   ENDED                       YEAR ENDED OCTOBER 31,
                                                 APRIL 30,       --------------------------------------------------
                                                   2003           2002        2001       2000      1999     1998(A)
                                                -----------      ------      -------    ------    ------    -------
                                                (UNAUDITED)
Net asset value, beginning of period..........    $ 9.45         $ 9.62      $  9.21    $ 9.30    $ 9.63    $  9.63
                                                  ------         ------      -------    ------    ------    -------
Income from investment operations:
    Net investment income(C)..................      0.17(D)        0.42(D)      0.57      0.62      0.53       0.62
    Net gains (losses) on securities (both
      realized and unrealized)(C).............      0.09(D)       (0.11)(D)     0.41     (0.10)    (0.29)        --
                                                  ------         ------      -------    ------    ------    -------
Total income from investment operations.......      0.26           0.31         0.98      0.52      0.24       0.62
                                                  ------         ------      -------    ------    ------    -------
Less distributions:
    Dividends from net investment income......     (0.23)         (0.48)       (0.57)    (0.61)    (0.57)     (0.62)
                                                  ------         ------      -------    ------    ------    -------
Total distributions...........................     (0.23)         (0.48)       (0.57)    (0.61)    (0.57)     (0.62)
                                                  ------         ------      -------    ------    ------    -------
Net asset value, end of period................    $ 9.48         $ 9.45      $  9.62    $ 9.21    $ 9.30    $  9.63
                                                  ======         ======      =======    ======    ======    =======
Total return..................................     2.79%(E)       3.37%       10.98%     5.83%     2.56%      6.60%
                                                  ======         ======      =======    ======    ======    =======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)..............................    $7,649         $8,396      $ 4,226    $3,687    $5,034    $18,453
    Ratios to average net assets (annualized):
      Expenses(C).............................     0.51%          0.44%        0.51%     0.58%     0.62%      0.65%
      Net investment income(C)................     3.72%(D)       4.47%(D)     6.06%     6.61%     5.92%      6.43%
      Decrease reflected in above expense
        ratio due to absorption of expenses by
        the Manager(C)........................        --             --           --        --        --         --
    Portfolio turnover rate(B)................       26%(E)         63%         104%       89%      115%        74%

---------------

(A) Prior to March 1, 1998, the American AAdvantage Short-Term Bond Fund was known as the American AAdvantage Limited-Term Income Fund.

(B) The American AAdvantage Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

(D)  Without the adoption of the changes in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

                                      INSTITUTIONAL CLASS           PLANAHEAD CLASS                AMR CLASS
                                   -------------------------   -------------------------   -------------------------
                                   SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                      ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                      2003          2003          2003          2003          2003          2003
                                   -----------   -----------   -----------   -----------   -----------   -----------
                                   (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
   Net investment income.........    $ 0.23        $ 0.47        $ 0.21        $ 0.46        $ 0.24        $ 0.49
   Net gains (losses) on
     securities (both realized
     and unrealized).............    $ 0.03        $(0.16)       $ 0.03        $(0.17)       $ 0.02        $(0.16)
   Net investment income ratio...     4.93%         5.07%         4.59%         4.75%         5.12%         5.23%

(E)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          PLANAHEAD CLASS                                              AMR CLASS
--------------------------------------------------------------------     -------------------------------------
SIX MONTHS                                                               SIX MONTHS
   ENDED                       YEAR ENDED OCTOBER 31,                       ENDED        YEAR ENDED OCTOBER 31,
 APRIL 30,      ----------------------------------------------------      APRIL 30,      ---------------------
   2003          2002       2001        2000       1999      1998(A)        2003          2002        2001
-----------     ------     -------     ------     ------     -------     -----------     -------     -------
(UNAUDITED)                                                              (UNAUDITED)
  $ 9.45        $ 9.62     $  9.21     $ 9.30     $ 9.64     $  9.63      $   9.44       $  9.60     $  9.20
  ------        ------     -------     ------     ------     -------      --------       -------     -------
    0.16(D)       0.43(D)     0.55       0.59       0.54        0.60          0.19(D)       0.44(D)     0.59
    0.08(D)      (0.14)(D)    0.41      (0.09)     (0.33)       0.01          0.07(D)      (0.11)(D)    0.40
  ------        ------     -------     ------     ------     -------      --------       -------     -------
    0.24          0.29        0.96       0.50       0.21        0.61          0.26          0.33        0.99
  ------        ------     -------     ------     ------     -------      --------       -------     -------
   (0.21)        (0.46)      (0.55)     (0.59)     (0.55)      (0.60)        (0.24)        (0.49)      (0.59)
  ------        ------     -------     ------     ------     -------      --------       -------     -------
   (0.21)        (0.46)      (0.55)     (0.59)     (0.55)      (0.60)        (0.24)        (0.49)      (0.59)
  ------        ------     -------     ------     ------     -------      --------       -------     -------
  $ 9.48        $ 9.45     $  9.62     $ 9.21     $ 9.30     $  9.64      $   9.46       $  9.44     $  9.60
  ======        ======     =======     ======     ======     =======      ========       =======     =======
   2.62%(E)      3.16%      10.69%      5.56%      2.21%       6.50%         2.78%(E)      3.60%      11.07%
  ======        ======     =======     ======     ======     =======      ========       =======     =======
  $3,577        $3,520     $ 1,257     $  489     $1,638     $ 3,722      $106,041       $89,932     $81,370
   0.85%         0.73%       0.75%      0.84%      0.84%       0.85%         0.32%         0.30%       0.33%
   3.39%(D)      4.16%(D)    5.76%      6.29%      5.75%       6.24%         3.91%(D)      4.63%(D)    6.26%
      --         0.04%          --      0.10%      0.09%       0.08%            --            --          --
     26%(E)        63%        104%        89%       115%         74%           26%(E)        63%        104%

                        AMR CLASS
-----------  -------------------------------
SIX MONTHS
   ENDED       YEAR ENDED OCTOBER 31,
 APRIL 30,   -------------------------------
   2003       2000        1999       1998(A)
-----------  -------     -------     -------
(UNAUDITED)
  $ 9.45     $  9.29     $  9.62     $  9.62
  ------     -------     -------     -------
    0.16(D)     0.63        0.59        0.65
    0.08(D)    (0.09)      (0.33)         --
  ------     -------     -------     -------
    0.24        0.54        0.26        0.65
  ------     -------     -------     -------
   (0.21)      (0.63)      (0.59)      (0.65)
  ------     -------     -------     -------
   (0.21)      (0.63)      (0.59)      (0.65)
  ------     -------     -------     -------
  $ 9.48     $  9.38     $  9.29     $  9.62
  ======     =======     =======     =======
   2.62%(E)    6.09%       2.83%       6.93%
  ======     =======     =======     =======
  $3,577     $56,714     $66,767     $95,056
   0.85%       0.33%       0.35%       0.34%
   3.39%(D)    6.88%       6.26%       6.71%
      --          --          --          --
     26%(E)      89%        115%         74%

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 92.58%
AUSTRALIA - 2.38%
AUSTRALIA PREFERRED STOCK - 0.20%
The News Corporation+........      345,000   $    2,037
                                             ----------
    TOTAL AUSTRALIA PREFERRED
      STOCK..................                     2,037
                                             ----------
AUSTRALIA COMMON STOCK - 2.18%
Alumina Limited*.............      842,900        2,299
Australia & New Zealand
  Banking Group Limited*.....      318,520        3,716
BHP Billiton Limited.........      840,800        4,755
Iluka Resources Limited......      387,194          995
Mayne Group Limited*.........    1,341,200        2,483
QBE Insurance Group Limited,
  144A (Note A)*.............    1,132,070        6,048
WMC Resources Limited+*......      842,900        2,109
                                             ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                    22,405
                                             ----------
    TOTAL AUSTRALIA..........                    24,442
                                             ----------
AUSTRIA COMMON STOCK - 0.06%
VA Technologie AG, 144A (Note
  A)+*.......................       22,671          568
                                             ----------
    TOTAL AUSTRIA COMMON
      STOCK..................                       568
                                             ----------
    TOTAL AUSTRIA............                       568
                                             ----------
BELGIUM COMMON STOCK - 0.42%
Fortis+*.....................      257,500        4,322
                                             ----------
    TOTAL BELGIUM COMMON
      STOCK..................                     4,322
                                             ----------
CANADA COMMON STOCK - 2.34%
Alcan, Incorporated..........      134,200        3,929
BCE, Incorporated............      249,200        4,925
Celestica, Incorporated+.....      544,100        6,258
Husky Energy, Incorporated+..      309,200        3,535
Manulife Financial
  Corporation................      200,265        5,338
                                             ----------
    TOTAL CANADA COMMON
      STOCK..................                    23,985
                                             ----------
DENMARK COMMON STOCK - 0.87%
Novo Nordisk A/S.............      247,400        8,962
                                             ----------
    TOTAL DENMARK COMMON
      STOCK..................                     8,962
                                             ----------
FINLAND COMMON STOCK - 1.19%
KCI Konecranes Oyj...........      124,600        2,714
M-real Oyj...................      214,800        1,690
Stora Enso Oyj...............      227,600        2,474
UPM-Kymmene Oyj..............      365,600        5,345
                                             ----------
    TOTAL FINLAND COMMON
      STOCK..................                    12,223
                                             ----------
FRANCE COMMON STOCK - 7.67%
Alstom, 144A (Note A)+*......      220,212          447
Aventis S.A.*................      306,052       15,544

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
AXA*.........................      791,604   $   12,023
BNP Paribas S.A.*............      284,462       13,352
Compagnie Generale des
  Etablissements Michelin*...      115,400        4,269
Lagardere S.C.A.*............      117,600        4,494
Pechiney S.A.*...............       55,600        1,604
Schneider Electric S.A.*.....       46,700        2,211
Societe BIC S.A.+............       56,737        1,995
Suez S.A.*...................      202,580        3,298
Total S.A.*..................      105,914       13,889
Vinci S.A.*..................       85,689        5,580
                                             ----------
    TOTAL FRANCE COMMON
      STOCK..................                    78,706
                                             ----------
GERMANY - 5.29%
GERMANY PREFERRED STOCK - 0.59%
Fresenius Medical Care AG*...      169,846        6,047
                                             ----------
    TOTAL GERMANY PREFERRED
      STOCK..................                     6,047
                                             ----------
GERMANY COMMON STOCK - 4.70%
BASF AG+*....................       71,900        3,207
Bayer AG*....................      111,600        2,036
Bayerische Motoren Werke
  Aktiengesellschaft*........      136,600        4,553
Celesio AG*..................      148,865        5,904
Deutsche Post AG.............      592,000        7,063
E.ON AG*.....................       94,500        4,523
Fresenius Medical Care AG....       45,000        2,258
Hugo Boss AG+*...............      253,350        3,506
Krones AG+...................       97,452        5,709
Merck KGaA...................       94,000        2,525
Muenchener Rueckversicherung-
  Gesellschaft AG+...........       16,176        1,616
Siemens AG*..................       41,500        2,069
Volkswagen AG*...............       92,300        3,245
                                             ----------
    TOTAL GERMANY COMMON
      STOCK..................                    48,214
                                             ----------
    TOTAL GERMANY............                    54,261
                                             ----------
HONG KONG COMMON STOCK - 3.52%
ASM Pacific Technology
  Limited*...................    1,941,000        4,816
Cheung Kong Holdings
  Limited....................      531,000        2,934
CLP Holdings Limited+........      542,000        2,217
Henderson Land Development
  Company Limited............    1,588,000        3,940
Huaneng Power International,
  Incorporated*..............    1,948,000        1,848
Hutchison Whampoa Limited....      177,000          985
PetroChina Company Limited*..   32,664,000        7,455
SCMP Group Limited...........    3,435,000        1,299
Shandong International Power
  Development Company
  Limited....................   11,920,000        2,583

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
Swire Pacific Limited*.......    2,035,500   $    8,039
                                             ----------
    TOTAL HONG KONG COMMON
      STOCK..................                    36,116
                                             ----------
IRELAND COMMON STOCK - 2.33%
Allied Irish Banks plc.......      464,894        7,135
Bank of Ireland..............      241,100        2,946
Bank of Ireland+.............       14,000          173
CRH plc......................      248,125        3,808
Depfa Bank plc+..............       94,090        5,145
Greencore Group..............    1,544,161        4,739
                                             ----------
    TOTAL IRELAND COMMON
      STOCK..................                    23,946
                                             ----------
ITALY COMMON STOCK - 3.66%
Alleanza Assicurazioni
  S.p.A.*....................      326,500        3,054
Banca Nazionale del Lavoro
  S.p.A.+*...................    1,106,000        1,792
Eni S.p.A.*..................    1,014,247       14,454
Riunione Adriatica di Sicurta
  S.p.A.*....................      192,193        2,771
Sanpaolo IMI S.p.A.*.........      310,000        2,557
Snam Rete Gas S.p.A.+........      693,200        2,514
Telecom Italia S.p.A.*.......    1,272,950       10,399
                                             ----------
    TOTAL ITALY COMMON
      STOCK..................                    37,541
                                             ----------
JAPAN COMMON STOCK - 10.52%
Acom Company Limited.........       17,900          503
Canon, Incorporated..........      323,000       13,054
DENSO Corporation............       96,000        1,368
East Japan Railway Company...        1,340        6,067
FANUC Limited*...............       35,500        1,453
Hitachi Limited..............      322,000        1,075
Honda Motor Company
  Limited....................      193,500        6,409
Kao Corporation*.............      206,000        3,757
Komatsu Limited*.............      764,000        2,915
Konica Corporation*..........    1,161,340       10,624
Namco Limited*...............      320,100        4,485
NEC Corporation+*............      372,000        1,163
Nintendo Company Limited.....       98,200        7,674
Nippon Telegraph & Telephone
  Corporation................          913        3,200
Nissan Motor Company
  Limited....................    1,049,000        8,048
Nomura Holdings,
  Incorporated*..............      167,000        1,654
NTT DoCoMo, Incorporated.....        1,703        3,513
Promise Company Limited......      169,000        5,527
Sanyo Shinpan Finance Company
  Limited....................      145,800        3,405
Sompo Japan Insurance,
  Incorporated*..............      709,000        3,240
Sony Corporation.............      242,800        5,904
Takeda Chemical Industries
  Limited....................       94,800        3,474
Takefuji Corporation*........      139,930        7,286

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
Tokyo Gas Company Limited*...      657,000   $    2,137
                                             ----------
    TOTAL JAPAN COMMON
      STOCK..................                   107,935
                                             ----------
MEXICO COMMON STOCK - 0.33%
Telefonos de Mexico S.A. de
  C.V., ADR..................      111,700        3,374
                                             ----------
    TOTAL MEXICO COMMON
      STOCK..................                     3,374
                                             ----------
NETHERLANDS COMMON STOCK - 7.08%
ABN AMRO Holding N.V.*.......      721,610       12,192
Akzo Nobel N.V.*.............      119,326        2,653
ASML Holding N.V.+...........      461,450        3,986
CNH Global NV................       77,320          675
Hagemeyer N.V.*..............      377,178        1,827
IHC Caland N.V...............       64,180        3,313
ING Groep N.V................      620,892       10,082
Koninklijke (Royal) KPN
  N.V.+......................      704,000        4,683
Koninklijke (Royal) Philips
  Electronics N.V............    1,038,868       19,327
Royal Dutch Petroleum
  Company+*..................      148,000        6,053
TPG N.V.+....................      214,270        3,343
Vedior N.V.*.................      683,351        4,507
                                             ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                    72,641
                                             ----------
NEW ZEALAND COMMON STOCK - 0.60%
Carter Holt Harvey
  Limited*...................    2,333,889        2,128
Telecom Corporation of New
  Zealand Limited............    1,503,973        4,030
                                             ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                     6,158
                                             ----------
NORWAY COMMON STOCK - 1.86%
Norsk Hydro ASA*.............      156,900        6,637
Statoil ASA*.................      193,600        1,535
Telenor ASA*.................    2,733,041       10,936
                                             ----------
    TOTAL NORWAY COMMON
      STOCK..................                    19,108
                                             ----------
PORTUGAL COMMON STOCK - 0.72%
Portugal Telecom, SGPS,
  S.A........................    1,038,807        7,431
                                             ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                     7,431
                                             ----------
SINGAPORE COMMON STOCK - 1.49%
Creative Technology
  Limited*...................      659,320        4,196
Development Bank of Singapore
  Group Holdings Limited.....      579,795        2,841
Oversea-Chinese Banking
  Corporation Limited........      365,650        1,946
United Overseas Bank
  Limited....................    1,077,849        6,313
                                             ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                    15,296
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
SOUTH KOREA COMMON STOCK - 0.78%
Kookmin Bank, ADR............      140,510   $    3,871
Korea Electric Power
  Corporation................       86,860        1,462
LG Electronics,
  Incorporated...............       76,760        2,647
                                             ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                     7,980
                                             ----------
SPAIN COMMON STOCK - 4.97%
Altadis S.A..................      333,131        8,588
Banco Popular Espanol S.A.*..       90,200        4,373
Banco Santander Central
  Hispano S.A.*..............      629,362        4,945
Endesa S.A.+*................      286,145        4,059
Iberdrola S.A................      215,157        3,465
Repsol YPF S.A...............      716,580       10,436
Telefonica S.A.*.............    1,347,830       14,906
Telefonica S.A.+.............       22,242          246
                                             ----------
    TOTAL SPAIN COMMON
      STOCK..................                    51,018
                                             ----------
SWEDEN COMMON STOCK - 2.75%
Atlas Copco AB*..............      140,350        3,406
Autoliv, Incorporated+*......      134,200        3,281
Electrolux AB*...............      193,300        3,627
ForeningsSparbanken AB.......      223,400        3,032
Nordea AB*...................      475,000        2,502
Sandvik AB*..................      104,900        2,668
Stora Enso Oyj, Series A+....       66,662          725
Stora Enso Oyj, Series R+*...      163,902        1,793
Volvo AB*....................      360,500        7,206
                                             ----------
    TOTAL SWEDEN COMMON
      STOCK..................                    28,240
                                             ----------
SWITZERLAND COMMON STOCK - 6.97%
Adecco SA*...................      113,418        4,335
Centerpulse AG+..............        8,079        1,766
Clariant AG+.................      150,000        1,676
Compagnie Financiere
  Richemont AG+..............      211,400        3,125
Credit Suisse Group*.........      354,915        8,478
Geberit AG...................       15,982        5,032
Nestle SA....................       14,300        2,915
Novartis AG..................      264,487       10,433
SIG Holding AG...............      119,370       12,344
Swiss Reinsurance............       71,810        4,691
UBS AG*......................      181,800        8,626
Zurich Financial Services
  AG.........................       76,125        8,026
                                             ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                    71,447
                                             ----------
UNITED KINGDOM COMMON STOCK - 24.78%
Alliance and Leicester
  plc*.......................      710,700        9,212
Amersham plc*................      648,620        4,703
Arriva plc...................    1,496,174        7,664
Aviva plc....................      785,393        5,523
BAE Systems plc..............    3,151,558        6,397

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
Barclays plc.................      963,100   $    6,654
BHP Billiton plc.............      924,279        4,727
Boots Group plc..............      800,200        7,322
BP plc.......................    1,271,930        8,060
Brambles Industries plc......      635,641        1,890
British American Tobacco
  Industries plc.............      428,125        4,106
BT Group plc+................    1,799,038        5,154
Cable and Wireless plc.......    1,452,300        1,747
Cadbury Schweppes plc........    2,690,082       14,983
Celltech Group plc+..........      171,700          701
Chubb plc....................    2,250,167        2,401
Diageo plc...................    1,363,118       15,119
Dimension Data Holdings
  plc+.......................    9,413,347        2,445
FirstGroup plc...............      895,952        3,437
GlaxoSmithKline plc..........      476,100        9,542
Hanson plc+..................    1,634,475        9,156
Hays plc.....................    3,430,819        4,579
HSBC Holdings plc............      797,365        8,736
Imperial Chemical Industries
  plc........................      723,981        1,501
Imperial Tobacco Group plc...      291,340        4,875
International Power plc+.....      494,000          884
J. Sainsbury plc.............      429,500        1,623
Kidde plc....................    1,680,500        1,934
Kingfisher plc...............    3,090,386       12,076
Lloyds TSB Group plc.........      786,050        5,170
Marks & Spencer Group plc....      434,561        2,025
Reed Elsevier plc+...........      413,650        3,299
Reuters Group plc............    1,979,047        4,270
Rolls-Royce plc..............      966,500        1,402
Royal Bank of Scotland Group
  plc........................      386,346       10,133
SABMiller plc................    1,101,612        7,588
Shell Transport & Trading
  Company plc................      754,900        4,521
Shire Pharmaceuticals Group
  plc+.......................      277,700        1,784
Smiths Group plc.............      177,690        1,900
Spirent plc+.................    2,849,739          956
Tesco plc....................    1,310,500        4,147
TI Automotive+...............      681,500            -
Unilever plc.................    1,529,700       15,036
United Business Media plc....    1,139,939        4,555
Vodafone Group plc...........    6,291,993       12,419
Wolseley plc.................      582,535        5,633
WPP Group plc................      296,000        2,106
                                             ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK...........                   254,095
                                             ----------
    TOTAL STOCKS.............                   949,795
                                             ----------
SHORT TERM INVESTMENTS - 30.96%
American AAdvantage Money
  Market Select Fund.........  125,207,243      125,208

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
AMR Investments Enhanced
  Yield Business Trust.......  192,040,302   $  192,040
                                             ----------
    TOTAL SHORT TERM
      INVESTMENTS............                   317,248
                                             ----------
TOTAL INVESTMENTS - 123.54%
  (COST $1,354,503)..........                 1,267,043
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS - (23.54%)..........                  (241,466)
                                             ----------
TOTAL NET ASSETS - 100%......                $1,025,577
                                             ==========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,063 or 0.69% of net assets.

* - All or a portion of this security is on loan at April 30, 2003. See Note 5 + - non-income producing

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY SECTOR DIVERSIFICATION
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
Consumer Discretionary......................................      12.19%
Consumer Staples............................................       9.24%
Energy......................................................       7.47%
Financials..................................................      22.84%
Health Care.................................................       7.42%
Industrials.................................................      12.75%
Information Technology......................................       3.70%
Materials...................................................       5.72%
Short-Term Investments......................................      30.96%
Telecommunications Services.................................       8.48%
Utilities...................................................       2.83%
Liabilities, net of other assets............................     (23.54%)
                                                                 -------
      NET ASSETS............................................     100.00%
                                                                 =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003 (in thousands)(Unaudited)
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value.....................  $1,267,043
    Cash....................................................      19,547
    Cash denominated in foreign currency (cost $104)........         105
    Unrealized appreciation on foreign currency contracts...       1,372
    Dividends and interest receivable.......................       5,482
    Reclaims receivable.....................................          13
    Receivable for variation margin on open futures
     contracts..............................................         292
    Receivable for investments sold.........................       4,155
                                                              ----------
        TOTAL ASSETS........................................   1,298,009
                                                              ----------
LIABILITIES:
    Payable for investments purchased.......................       3,395
    Payable upon return of securities loaned................     267,984
    Management and investment advisory fees payable (Note
     2).....................................................         916
    Other liabilities.......................................         137
                                                              ----------
        TOTAL LIABILITIES...................................     272,432
                                                              ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....  $1,025,577
                                                              ==========
Cost of investments.........................................  $1,354,503

STATEMENT OF OPERATIONS
Six months ended April 30, 2003 (in thousands)(Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income.........................................  $    318
    Dividend income (net of foreign taxes of $2,106)........    11,777
    Income derived from commission recapture (Note 6).......        92
    Income derived from securities lending, net (Note 5)....       458
                                                              --------
        TOTAL INVESTMENT INCOME.............................    12,645
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     1,765
    Custodian fees..........................................       504
    Professional fees.......................................        19
    Other expenses..........................................        13
                                                              --------
        TOTAL EXPENSES......................................     2,301
                                                              --------
NET INVESTMENT INCOME.......................................    10,344
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
      Investments...........................................   (39,949)
      Foreign currency transactions.........................    14,968
      Futures contracts.....................................    (5,018)
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................    (3,154)
      Foreign currency contracts and translations...........     1,797
      Futures contracts.....................................    66,324
                                                              --------
        NET GAIN ON INVESTMENTS.............................    34,968
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 45,312
                                                              ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS
                                                                 ENDED      YEAR ENDED
                                                               APRIL 30,    OCTOBER 31,
                                                                 2003          2002
                                                              -----------   -----------
                                                              (UNAUDITED)
                                                                   (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $   10,344    $    20,039
    Net realized loss on investments, futures contracts and
     foreign currency transactions..........................     (29,999)       (82,834)
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts and foreign currency
     translations...........................................      64,967        (35,456)
                                                              ----------    -----------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................      45,312        (98,251)
                                                              ----------    -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Contributions...........................................     247,567      1,880,250
    Withdrawals.............................................    (215,907)    (1,824,540)
                                                              ----------    -----------

        NET INCREASE IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS.....      31,660         55,710
                                                              ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................      76,972        (42,541)
                                                              ----------    -----------
NET ASSETS:
    Beginning of period.....................................     948,605        991,146
                                                              ----------    -----------
    END OF PERIOD...........................................  $1,025,577    $   948,605
                                                              ==========    ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
--------------------------------------------------------------------------------

                                                                         YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED
                                                           APRIL 30,
                                                             2003        2002     2001    2000    1999    1998
                                                          -----------   -------   -----   -----   -----   -----
                                                          (UNAUDITED)
TOTAL RETURN............................................     4.37%(A)   (10.36%)    N/A     N/A     N/A     N/A
RATIOS TO AVERAGE NET ASSETS:
    Expenses............................................     0.49%        0.47%   0.49%   0.44%   0.37%   0.53%
    Net investment income...............................     2.18%        1.86%   1.82%   1.93%   2.27%   2.29%
PORTFOLIO TURNOVER RATE.................................       15%(A)       43%     36%     45%     63%     24%

---------------

(A)  Not annualized.

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

     There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $449,855 during the period. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to ..10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees paid during the period were as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
International Equity Portfolio.....................   25%-.60%      $1,765         $1,291           $474

     As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the period, the Portfolio paid securities lending fees of $103,000 to the Manager.

  Investment in Affiliated Funds

     The Portfolio may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Select Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Select Fund are recorded as interest income in the accompanying financial statements and totaled $277,375 during the six months ended April 30, 2003 for the Portfolio.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the six months ended April 30, 2003, the cost of air transportation

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

was not material to the Portfolio. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

3.   INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, (in thousands), for the six months ended April 30, 2003 were $136,846 and $120,574, respectively.

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 2003, the Portfolio had outstanding forward foreign currency contracts as follows:

                                                                        SETTLEMENT             UNREALIZED
CONTRACTS TO RECEIVE                                                       DATE       VALUE       GAIN
--------------------                                                    ----------   -------   ----------
(AMOUNTS IN THOUSANDS)
    5,500  Australian Dollar..........................................  5/14/2003    $ 3,440     $  211
    5,500  Canadian Dollar............................................  5/14/2003      3,832        223
   18,000  Euro Currency..............................................  5/14/2003     20,116        778
2,000,000  Japanese Yen...............................................  5/14/2003     16,804        132
   11,800  Pound Sterling.............................................  5/14/2003     18,859        (29)
    6,000  Swiss Franc................................................  5/14/2003      4,431         14
   10,000  Swedish Krona..............................................  5/14/2003      1,222         43
                                                                                     -------     ------
Total contracts to receive (Payable amount $67,333)...................               $68,704     $1,372
                                                                                     =======     ======

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place.

5.   SECURITIES LENDING

     The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive income on the securities

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

     At April 30, 2003, securities with a market value of approximately $258,006,494 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the AMR Investments Enhanced Yield Business Trust and the American AAdvantage Money Market Select Fund (the "Funds") totaled $267,985,843. The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   COMMISSION RECAPTURE

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

7.   FUTURES CONTRACTS

     A summary of obligations under these financial instruments at April 30, 2003 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                            EXPIRATION   CONTRACTS      VALUE      (DEPRECIATION)
--------------                                            ----------   ---------   -----------   --------------
France CAC 40 Index.....................................  June 2003       243      $ 7,852,252     $  405,886
Germany DAX Index.......................................  June 2003        64        5,237,167        676,799
UK FTSE 100 Index.......................................  June 2003       363       22,701,859        888,421
Hang Seng Index.........................................   May 2003        23        1,280,342         56,058
Italy MIB 30 Index......................................  June 2003        24        3,227,607        309,426
Japan Nikkei 300 Index..................................  June 2003       155        1,954,721         23,394
Tokyo FE TOPIX Index....................................  June 2003       214       14,148,833        134,915
Spain IBEX 35 Index.....................................   May 2003        43        3,099,786        (46,998)
Sweden OMX Index........................................   May 2003       290        1,844,475        111,361
Canada S&PCDA 60 Index..................................  June 2003        98        5,113,816         96,236
Australia SPI Index.....................................  June 2003        93        4,339,941        140,624
                                                                                   -----------     ----------
                                                                                   $70,800,799     $2,796,122
                                                                                   ===========     ==========

--------------------------------------------------------------------------------

                                 [EAGLE GRAPHIC]

                                 [EAGLE GRAPHIC]

                        [AMERICAN AADVANTAGE FUNDS LOGO]
--------------------------------------------------------------------------------

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                         [GRAPHIC]                                                    [GRAPHIC]
                         BY E-MAIL:                                                ON THE INTERNET:
              american_aadvantage.funds@AA.com                           Visit our website at www.aafunds.com

--------------------------------------------------------------------------------


                         [GRAPHIC]                                                    [GRAPHIC]
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                       American AAdvantage Funds
                    Call (800) 658-5811                                        P.O. Box 619003, MD 2450
                       AMR Class(SM)                                          DFW Airport, TX 75261-9003
                    Call (800) 345-2345
                     PlanAhead Class(R)
                    Call (800) 388-3344

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
    STATE STREET BANK AND TRUST   NATIONAL FINANCIAL DATA SERVICES   ERNST & YOUNG LLP      SWS FINANCIAL SERVICES
    Boston, Massachusetts         Kansas City, Missouri              Dallas, Texas          Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Fund, American AAdvantage Large Cap Value Fund, American AAdvantage Large Cap Growth Fund, American AAdvantage Small Cap Value Fund, American AAdvantage International Equity Fund, American AAdvantage Emerging Markets Fund, American AAdvantage High Yield Bond Fund, American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund are service marks of AMR Investment Services, Inc.

                                  [BACK COVER]


                                                                       SAR 04/03

ITEM 2. CODE OF ETHICS.
Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the registrant are effective.

     (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.
     (a) Not Applicable.

     (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as EX-99.CERT. The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American AAdvantage Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: July 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: July 9, 2003


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: July 9, 2003